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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07185

               Morgan Stanley Select Dimensions Investment Series
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                    (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2005

Date of reporting period: June 30, 2005

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Item 1 - Report to Shareholders
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MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES


SEMI-ANNUAL REPORT

JUNE 30, 2005

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MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders                                            1
Fund Performance                                                     15
Expense Example                                                      17
Investment Advisory Agreement Approval                               24
Portfolio of Investments:
     Money Market                                                    54
     Flexible Income                                                 57
     Balanced Growth                                                 77
     Utilities                                                       90
     Dividend Growth                                                 94
     Equally-Weighted S&P 500                                        98
     Growth                                                         111
     American Opportunities                                         115
     Capital Opportunities                                          119
     Global Equity                                                  122
     Developing Growth                                              128
Financial Statements:
     Statements of Assets and Liabilities                           132
     Statements of Operations                                       134
     Statements of Changes in Net Assets                            136
Notes to Financial Statements                                       144
Financial Highlights                                                154

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MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS - JUNE 30, 2005

Dear Shareholder,

During the first half of 2005, investors grappled with an unclear economic landscape and stubbornly steep oil prices. The pace and strength of economic growth came into question, and this uncertainty created a higher degree of anxiety than that seen in the final months of 2004. By the end of the reporting period, indications that the U.S. economy remained on track, bolstered sentiment, and offset some concerns about high oil prices, inflation and global economic growth.

Domestic Equity Overview

Following an equity rally in the final months of 2004, 2005 opened on a much less optimistic note. Sentiment shifted and stocks retreated as investors sold shares to lock in gains. Against the backdrop of rising oil prices, mixed economic data, continued increases to the federal funds target rate, and the prospect of a global economic slowdown, investors began to worry about the prospect of "stagflation" (a climate marked by both stagnant growth and inflation). Anxiety increased as disappointing news from corporate bellwethers General Motors and Ford Motor cast a shadow across the auto and auto-related industries, and the market overall.

However, after reaching a low point in April, the market rebounded during the final two months of the period. Encouraging retail sales and payroll data, an upward revision of first-quarter gross domestic product, and strengthening consumer confidence were among the factors that raised investor sentiment. Investors also seemed encouraged by merger and acquisition activity and by signals that the Federal Reserve might be nearing the end of its rate tightening cycle. During this period, large-cap stocks gained back ground, though not as much as their small- and mid-cap counterparts.

Within the S&P 500(R) Index, the energy, utilities, and healthcare sectors posted particularly good gains. Energy stocks were well positioned to profit from high commodity prices and supply concerns. Utilities also benefited from increasing energy costs, as well as from the market's hunger for yield-oriented investments. After struggling in 2004, healthcare stocks rebounded, driven by strength in healthcare providers and services. The group was helped by abating negative sentiment and the prospect of further industry consolidation. In contrast, the materials, technology and consumer discretionary sectors lagged. Materials stocks were hindered due to investors' anticipation of slowing worldwide growth and rising production costs, while technology languished as a long-awaited spending recovery had yet to take hold. The consumer discretionary sector was held back primarily by weakness in auto, auto-related and media stocks.

Fixed-Income Overview

As expected, the Federal Open Market Committee (the "Fed") increased the federal funds target rate at each of its four meetings in the first half of 2005. Consequently, the benchmark overnight rate increased

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from 2.25 percent at the beginning of the review period to 3.25 percent at the end. Despite the actions of the Fed, most U.S. Treasury yields fell during the second half of the six-month period, erasing all of the gains posted by long-term Treasuries and much of the gains posted by short- and intermediate-term Treasuries during the first half of the six-month period. Nevertheless, the period concluded on a positive note, with bond markets achieving positive returns during the month of June.

It is important to note, however, that as of the end of the period, we have yet to see the full effects of the Fed's actions on economic activity. For the most part, the market's concerns over rising energy prices and inflation as well as faltering growth have muted the impact of the Fed's rate increases. With two-year and five-year Treasuries near the 3.6 percent to 3.7 percent area at the end of June, the market reflects neither underlying fundamental trends nor a more likely course for Fed policy.

Among government-related issues, the Treasury sector outperformed and rebounded from earlier losses during the latter months of the period. However, the relative lack of yield offered by Treasuries caused them to underperform other non-government sectors. Agency debenture yield spreads narrowed slightly during the second quarter.

Mortgage-backed issues as a group ended the period largely where they began. After generating good performance in January, spreads widened over the next three months and much of the excess return was lost. However, the sector managed to make some of it back in the last two months, ending the period flat.

The credit sector underperformed during the first half of the year, with higher-quality credits outperforming their medium- and lower-quality counterparts. The brunt of this weakness came from the industrial sector, while the financial and utilities sectors posted the highest returns. Among the corporate sub-sectors, autos was the worst performing due, for the most part, to news that General Motors had lowered it earnings guidance for the balance of 2005 and that Standard & Poor's downgrades GM and Ford Motor to below investment-grade. Banking was the best performing sub-sector.

International Equity Overview

Against a backdrop of mixed sentiment and exceptionally high oil prices, global equity markets slowed overall during the six-month period ended June 30, 2005. While the leveling off of the United States economy was not surprising, given the good clip of growth in 2004 and the continued tightening in the federal funds target rate, the declines in Europe were more unsettling. Economies which had performed strongly, such as Sweden and the United Kingdom, lost ground. A strong euro (which can hurt exports) and high oil prices contributed to falling business confidence and a lack of momentum. Industrial production, consumer confidence and retail sales faltered significantly. Export activity, typically an area of strength in

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the European economy, also weakened due to slowing demand from China. In the
United Kingdom, consumers retrenched markedly as protracted weakness in the housing market spilled over to the retailing sector. As these trends unfolded, speculation increased that the Bank of England and the European Central Bank would reduce rates to stimulate growth. Sweden's central bank, meanwhile, did move forward with a rate reduction.

Japan, meanwhile, showed signs of improvement. Despite recent weakness in its consumer economy and its dependence on demand from China, Japan's gross domestic product data was revised upward, deflationary pressures continued to abate, and banks made progress in clearing problem loans from their books.

Within many emerging market countries, strong macroeconomic policies, appreciating currencies and record corporate earnings contributed to considerable gains in their markets. Rising commodity prices also benefited emerging market economies, as these countries have historically been the world's leading producers in many commodities.

American Opportunities Portfolio

For the six-month period ended June 30, 2005, American Opportunities Portfolio Class X shares produced a total return of -1.31 percent versus -1.72 percent for the Russell 1000(R) Growth Index(1). For the same period, the Portfolio's
Class Y shares returned -1.40 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Overall, favorable sector allocation drove outperformance relative to the Russell 1000(R) Growth benchmark, offsetting stock selection, which detracted. Within the energy sector, the Portfolio benefited from positions in crude oil producers and coal stocks. International integrated oil stocks further enhanced performance. Within financial services, contributors included securities brokerage and services and multi-line insurance stocks. Relative performance was also helped by positioning in the healthcare management services and medical-and-dental instruments-and-supplies industries.

----------
(1) THE RUSSELL 1000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 (R) TO THE RUSSELL
     1000 (R) GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTIBLE UNIVERSE.

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In contrast, areas of weakness for the Portfolio included the materials and processing sector, where stock selection in gold companies had a negative impact. Within the consumer discretionary sector, exposure to the Internet and hotel/motel industry tempered overall gains. An underweighted position relative to the benchmark in drug and grocery store chains impeded performance. The Portfolio's technology stake modestly detracted from performance, due to stock selection in the communications technology industry.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Balanced Growth Portfolio

For the six-month period ended June 30, 2005, Balanced Growth Portfolio Class X shares posted a total return of 2.62 percent versus 1.76 percent for the Russell 1000(R) Value Index(2) and 2.51 percent for the Lehman Brothers U.S. Aggregate Index(3). For the same period, the Portfolio's Class Y shares returned 2.50 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Energy holdings added the most to the Portfolio's overall return. Refining companies led the group, driven by the wider profit margins gained from the high price of crude oil. These companies' budgets were structured based on oil prices estimated in the $25 to $30 per barrel range. As crude climbed north of $50 per barrel, the refiners were able to capture significantly higher than expected operating margins. Exposure to health care equipment and services stocks generated particularly strong performance among the Portfolio's health care holdings, due to company specific positive events. Utilities stocks performed well for the Portfolio, as these companies successfully passed higher fuel costs onto their customers. The market also rewarded utilities companies for their defensive traits and yield potential.

Weakness in the Portfolio came from the consumer discretionary sector, primarily media-related holdings. Radio companies continued to struggle with generating advertising revenues -- typically a mainstay of their earnings -- as the radio industry contended with alternative formats, such as satellite radio and the Apple iPod and its imitators. Industrials and telecommunication services also detracted from the Portfolio's

----------
(2) THE RUSSELL 1000 (R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH LOWER PRICE -TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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performance. Unlike utilities companies, industrial companies have been unable to transfer their higher raw material costs to their customers.
Telecommunication services have continued to languish under the industry's overcapacity, and face a new threat from cable phone service.

The Portfolio's fixed income position slightly added to performance. The portfolio included investment-grade corporate bonds and Treasury securities. This emphasis on credit quality served the Portfolio well, as the market favored these sectors over more risky high-yield issuers.

During the six-month period, the Portfolio's stock and bond proportions remained fairly constant. As of the end of the reporting period, the Portfolio held 68 percent in stocks and 9 percent in bonds.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Capital Opportunities Portfolio

For the six-month period ended June 30, 2005, Capital Opportunities Portfolio Class X shares produced a total return of 1.78 percent versus -1.88 percent for the Russell 3000(R) Growth Index(4) and -1.90 percent for the Lipper Multi-Cap Growth Funds Index(5). For the same period, the Portfolio's Class Y shares returned 1.59 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Stock selection across a range of industries drove the Portfolio's outperformance, offsetting sector allocations, which detracted modestly. Areas of strength included financial services, consumer discretionary and energy. In its financial services stake, the Portfolio's diversified financial services contributed positively. Within consumer discretionary, stock selection in the Internet and retail industries buoyed returns. Among the Portfolio's energy holdings, crude oil producers were notable contributors.

----------
(4) THE RUSSELL 3000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

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Not all areas performed so strongly, however. Within the Portfolio's healthcare holdings, biotechnology, and drugs and pharmaceuticals detracted from relative performance. In consumer staples, an underweighted position relative to the Russell 3000(R) Growth Index in the drugs and grocery store chain industry detracted. Also on the downside, the Portfolio's consumer discretionary allocation was hindered by disadvantageous positioning in commercial services and hotel/motel stocks. Computer services and software systems slowed the Portfolio's pace as well.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Developing Growth Portfolio

For the six-month period ended June 30, 2005, Developing Growth Portfolio Class X shares produced a total return of 3.20 percent versus 1.70 percent for the Russell Midcap(R) Growth Index(6). For the same period, the Portfolio's Class Y shares returned 3.08 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Stock selection across a diverse group of industries was the primary driver of performance, while sector allocations were also favorable. Areas of strength included the technology, financial services, and materials and processing sectors. Within its technology exposure, the Portfolio benefited from exposure to the computer services and software systems, and communication technology industries. Returns were boosted by diversified financial services stocks. Additionally, a number of banking companies included in the benchmark did not meet our investment criteria. The decision to avoid these companies helped relative performance. In the materials and processing area, relative returns were enhanced by positions in building materials and miscellaneous metals and materials companies. Within the producer durable sector, telecommunications equipment exposure benefited the Portfolio's relative performance.

In contrast, within the Portfolio's healthcare stake, stock selection in drugs and pharmaceutical companies detracted. Also, within consumer discretionary, pockets of weakness included hotel/motel stocks and consumer electronics stocks. In the producer durables area, home building stocks had a detrimental impact.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(6) THE RUSSELL MIDCAP (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000
     (R) GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Dividend Growth Portfolio

For the six-month period ended June 30, 2005, Dividend Growth Portfolio Class X shares produced a total return of -1.29 percent versus -0.81 percent for the S&P 500(R) Index(7). For the same period, the Portfolio's Class Y shares returned -1.42 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Factors contributing positively to relative performance included security selection within the consumer staples, health care, and consumer discretionary sectors. Among the Portfolio's consumer staples holdings, particular strength was seen in food and staples retailer and beverage exposure. The Portfolio was also well served by positions in healthcare providers and services and healthcare equipment stocks. Also on the upside, relative to the benchmark index, the Portfolio included less exposure to the struggling consumer discretionary sector. Moreover, in addition to its overall reduced emphasis, the Portfolio benefited from strong stock selection within this sector; multi-line retail stock exposure enhanced returns markedly.

In contrast to these positive factors, the Portfolio's focus on mega-cap names impeded relative performance. In the final months of the reporting period, mega-cap stocks did not regain as much ground as their large- and mid-cap counterparts. Within the Portfolio's energy stake, for example, a focus on mega-caps hindered performance relative to the benchmark. While the Portfolio's energy holdings performed quite well in absolute terms, they were not able to keep up with the more robust returns of other smaller energy stocks within the S&P 500(R) Index. Security selection within technology also detracted from performance, driven by company-specific weakness in certain hardware and telecommunications equipment holdings. The Portfolio's financial stocks tempered gains as well, with specific holdings in the consumer finance and capital markets industries being the primary detractors.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(7) THE STANDARD & POOR'S 500 (R) INDEX (S&P 500 (R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Equally-Weighted S&P 500 Portfolio

For the six-month period ended June 30, 2005, Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 0.43 percent versus 0.52 percent for the S&P 500 Equal Weight Index(8). For the same period, the Portfolio's Class Y shares returned 0.31 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio benefited most from energy and healthcare stocks. High oil prices supported many energy companies that deal with crude oil, including those in the exploration and production, drilling equipment and services, and refining industries. Healthcare facilities, services and supplies companies largely drove gains within the healthcare sector. Additionally, both the energy and healthcare areas were well positioned to profit from investors' preference for "defensive" areas of the market, given the uncertainties of the rising interest rate and rising oil price environment.

The Portfolio's chief detractors were in the technology, materials and consumer discretionary sectors. Technology companies across the board continued to struggle. Despite improved earnings and increased cash reserves, corporations remained reluctant to open their budgets for technology outlays. Materials stocks lagged the market as rising commodity prices increased the production costs of papers, chemicals, and metals. These companies must absorb the higher costs, eroding their profits. Within the consumer discretionary space, automobile and media stocks were among the worst performing groups. Furthermore, because consumer discretionary represented the Portfolio's largest sector weighting (but a smaller proportion of the market-capitalization weighted S&P 500(R) Index) the impact of negative performance in that sector was amplified within the portfolio.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(8) THE STANDARD & POOR'S 500 EQUAL WEIGHT INDEX (S&P EWI) IS THE EQUAL-WEIGHTED VERSION OF THE WIDELY REGARDED S&P 500 (R) INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 (R) INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY EXPENSES, SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Flexible Income Portfolio

For the six-month period ended June 30, 2005, Flexible Income Portfolio Class X shares produced a total return of 1.54 percent versus 1.59 percent for the Lehman Brothers U.S. Intermediate Government/Credit Index(9). For the same period, the Portfolio's Class Y shares returned 1.56 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Within the investment grade portion of the Portfolio, an underweighted position relative to the benchmark in banking and finance as well as energy contributed positively to relative performance. Within the global portion of the Portfolio, non-U.S. holdings were hurt by the appreciation of the U.S. dollar relative to other currencies.

During the period, the high yield portion of the Portfolio benefited from advantageous positioning in transportation securities, where our investment discipline had led us to de-emphasize struggling auto and auto related companies. Security selection in wireless communications also enhanced performance. The sector performed well overall, and several of the Portfolio's positions were particularly rewarded for their strong fundamentals. In contrast, forest products, housing and manufacturing securities slowed the Portfolio's pace. Within housing, exposure to highly leveraged building product companies hindered performance as investors worried about a potential decline in home construction. Forest and manufacturing securities detracted from overall returns due to company-specific reasons.

The Portfolio's mortgage position, specifically the emphasis on higher coupon, slow prepaying mortgages, had a positive impact on relative performance. These types of mortgages tend to be less sensitive to rising interest rates than lower-coupon, fast pre-paying mortgages.

We kept the Portfolio's overall interest-rate exposure well below that of its benchmark during the period. This posture was beneficial as interest rates rose across the short- and intermediate-portions of the curve. That said, we note that during periods of rate declines, this position may be a hindrance to relative performance.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(9) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Global Equity Portfolio

For the six-month period ended June 30, 2005, Global Equity Portfolio Class X shares produced a total return of -0.55 percent versus -0.70 percent for the MSCI World Index(10). For the same period, the Portfolio's Class Y shares returned -0.73 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During the reporting period, the Portfolio benefited from its underweighting in the United Kingdom relative to the MSCI World Index. Prior to the Federal Open Market Committee's move to increase the federal funds target rate in the United States, the Bank of England had embarked upon a tightening program. We were concerned that such a course could signal economic slowdown in the United Kingdom, which did come to pass. Relative performance was also helped by underweighting Japan. This position was underpinned by our concerns that although banks were clearing problem loans from their books and stocks appeared attractively valued, the economy was still not on a sufficiently strong footing for sustainable growth.

In addition to these geographic underweightings, the Portfolio was well served from an underweighted position in consumer discretionary stocks - specifically autos, retailers and consumer durables. Our reduced emphasis on this sector was influenced by our analysis of U.S. climate, notably rising short-term interest rates, the prospect of slowing economic growth and mixed labor market data. An underweighting of rate-sensitive financials stocks proved advantageous as the yield curve flattened. Returns were further buoyed by an overweight in technology hardware. European semiconductor stocks were particularly robust performers. We had established positions based on our view that the stocks were attractively priced given their improving fundamentals. During the period, the market rewarded these companies as their prospects for the second half of 2005 became clearer.

Not all positions performed as well, however. The Portfolio was overweighted relative to the benchmark in the continental Europe region. Our optimism was supported by cheap stock price valuations, attractive dividend yields and the potential for positive earnings surprises driven by corporate cost cutting. However, the economies of the region generally slowed: High oil prices, a strong Euro (which can weaken exports) combined with weakening trends in consumer confidence, industrial production and retail sales. Reflecting

----------
(10) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

the view that the utilities sector might retreat as rates rose, the Portfolio was underweighted in that group. This reduced commitment tempered performance, as long-term rates declined nonetheless and investors continued to seek the yield potential offered by utilities. Exposure to European telecommunications also detracted from performance. A number of these stocks struggled in a climate of intensifying mobile market competition and market saturation, which triggered a reduction in earnings expectations.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Growth Portfolio

For the six-month period ended June 30, 2005, Growth Portfolio Class X shares produced a total return of 0.05 percent versus -1.72 percent for the Russell 1000(R) Growth Index(11). For the same period, the Portfolio's Class Y shares returned -0.08 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Favorable stock selection across a variety of industries drove the Portfolio's outperformance versus the benchmark. This positive stock selection offset the impact of sector allocations, which detracted modestly. Areas of strength included the Portfolio's healthcare, financial services and utilities stakes. Within the healthcare sector, the Portfolio benefited from positions in medical and dental instruments and supplies companies, as well as from biotechnology research and production companies. The Portfolio was also well served by an overall underweighting in the healthcare sector relative to the Russell 1000(R) Growth Index. Relative returns were also boosted by diversified financial services stocks and miscellaneous financial stocks. Utilities stocks were represented among the positive contributors, including wireless companies and gas distributors. Also on the upside, telecommunications equipment exposure enhanced results.

In contrast, the Portfolio's performance was dampened by consumer discretionary exposure, as stocks from the commercial services, hotel/motel, and casinos and gambling industries hindered gains. Technology exposure also slowed the Portfolio's pace. Computer technology, communications technology and semiconductors/components companies detracted from relative performance.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(11) THE RUSSELL 1000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Money Market Portfolio

AN INVESTMENT IN A MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

As of June 30, 2005, Money Market Portfolio had net assets of more than $94 million with an average portfolio maturity of 38 days. For the seven-day period ended June 30, 2005, the Portfolio's Class X shares provided an effective annualized yield of 2.68 percent and a current yield of 2.65 percent, while its 30-day moving average yield for June was 2.60 percent. For the six-month period ended June 30, 2005, the Portfolio's Class X shares returned 1.10 percent.

For the seven-day period ended June 30, 2005 the Portfolio's Class Y shares provided an effective annualized yield of 2.42 percent and a current yield of
2.39 percent, while its 30-day moving average yield for June was 2.35 percent. For the six-month period ended June 30, 2005, the Portfolio's Class Y shares provided a total return of 0.97 percent.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Our strategy in managing the Portfolio remained consistent with the Portfolio's long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. During the period, we took advantage of the rising yields available on money market securities by reinvesting proceeds of maturing short-term holdings at increased levels as rates climbed. We anticipate continuing this approach if rates continue to rise during the remainder of 2005.

At the end of the measurement period, all of the Portfolio's holdings were due to mature in less than four months. As a result, we believe the Portfolio is well-positioned for stability of value with a high degree of liquidity.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Utilities Portfolio

For the six-month period ended June 30, 2005, Utilities Portfolio Class X shares produced a total return of 11.67 percent versus -0.81 percent for the S&P 500(R) Index(12). For the same period, the Portfolio's Class Y shares returned 11.48 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Attractive yield and dividend growth characteristics, improving fundamentals, merger-and-acquisition activity, legislative developments and the specific benefits of commodity prices supported utilities during the period. The Portfolio participated in the sector's broad strength. In particular, solid contributions by the natural gas and electric stocks fuelled the Portfolio's performance. Exceptionally strong oil and natural gas prices were key factors underlying the significant upside of natural gas companies with exploration and production affiliations. Selective electric utilities were also beneficiaries of higher commodity prices, especially those having relatively low cost and excess coal and nuclear generation.

The Portfolio's telecommunications stocks were mixed. The threat of competition and regulatory uncertainty hindered the large-cap legacy Regional Bell companies. However, a number of wireless stocks offset this weakness. Overall, merger and acquisition activity within the wireless industry has been a major stimulant among the principal operators while related areas such as the tower companies have been exceptional performers.

Unlike the Regional Bells where growth is slow at best, the wireless area has attractive organic growth prospects as well as the benefit of synergies from current and future consolidation. Consequently, the portfolio's incremental investment in telecom has focused on the wireless arena.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(12) THE STANDARD & POOR'S 500 (R) INDEX (S&P 500 (R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORDS

You may obtain a copy of the Fund's Proxy Voting Policies and Procedures without charge, upon request, by calling toll free 800-869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. They are also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
FUND PERFORMANCE - JUNE 30, 2005

           AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005(1)

                                                                      SINCE
CLASS X                               1 YEAR   5 YEARS   10 YEARS   INCEPTION*
-------                               ------   -------   --------   ----------
American Opportunities                  5.44%   (7.24)%     9.41%      10.51%
Balanced Growth                        11.41     6.78       8.32        9.18
Capital Opportunities                  14.22   (16.09)       N/A        0.87
Developing Growth                      16.40    (4.02)      9.46       11.30
Dividend Growth                         4.69     4.17       9.33       10.72
Equally-Weighted S&P 500               10.56     8.35      11.79       12.50
Flexible Income                         8.61     4.10       4.49        4.53
Global Equity                           6.18    (1.77)      6.35        6.62
Growth                                  4.95    (7.03)      6.53        6.81
Money Market                            1.69     2.18       3.68        3.83
Utilities                              31.94    (1.19)     10.52       10.96

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total return figures assume the reinvestment of all distributions but do not reflect the impact of any charges by your insurance company. Such costs would lower performance.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

* The inception date of each Portfolio was November 9, 1994, with the exception of Capital Opportunities, which commenced operations on January 21, 1997.

           AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2005(1)

                                                                   SINCE
CLASS Y                                                1 YEAR   INCEPTION*
-------                                               -------   ----------
American Opportunities                                   5.17%      (7.71)%
Balanced Growth                                         11.16        6.04
Capital Opportunities                                   13.88      (17.18)
Developing Growth                                       16.12       (3.80)
Dividend Growth                                          4.44        3.49
Equally-Weighted S&P 500                                10.31        7.81
Flexible Income                                          8.36        3.98
Global Equity                                            5.82       (2.20)
Growth                                                   4.71       (7.77)
Money Market                                             1.44        1.87
Utilities                                               31.57       (1.88)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total return figures assume the reinvestment of all distributions but do not reflect the impact of any charges by your insurance company. Such costs would lower performance.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

*    Inception date of July 24, 2000.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
EXPENSE EXAMPLE - JUNE 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

MONEY MARKET

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (1.10% return)                                              $  1,000.00     $  1,011.00        $  2.79
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,022.02        $  2.81

CLASS Y
Actual (0.97% return)                                              $  1,000.00     $  1,009.70        $  4.04
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.78        $  4.06

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.56% and 0.81% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FLEXIBLE INCOME

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (1.54% return)                                              $  1,000.00     $  1,015.40        $  3.15
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.67        $  3.16

CLASS Y
Actual (1.56% return)                                              $  1,000.00     $  1,015.60        $  4.40
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.43        $  4.41

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.63% and 0.88% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED GROWTH

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (2.62% return)                                              $ 1,000.00      $ 1,026.20         $  3.47
Hypothetical (5% annual return before expenses)                    $ 1,000.00      $ 1,021.37         $  3.46

CLASS Y
Actual (2.50% return)                                              $ 1,000.00      $ 1,025.00         $  4.72
Hypothetical (5% annual return before expenses)                    $ 1,000.00      $ 1,020.13         $  4.71

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.69% and 0.94% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

UTILITIES

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (11.67% return)                                             $  1,000.00     $  1,116.70        $  3.73
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.27        $  3.56

CLASS Y
Actual (11.48% return)                                             $  1,000.00     $  1,114.80        $  5.03
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.03        $  4.81

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DIVIDEND GROWTH

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (-1.29% return)                                             $  1,000.00     $    987.10        $  3.05
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.72        $  3.11

CLASS Y
Actual (-1.42% return)                                             $  1,000.00     $    985.80        $  4.28
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.48        $  4.36

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

EQUALLY-WEIGHTED S&P 500

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (0.43% return)                                              $  1,000.00     $  1,004.30        $  1.29
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,023.51        $  1.30

CLASS Y
Actual (0.31% return)                                              $  1,000.00     $  1,003.10        $  2.53
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,022.27        $  2.56

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.26% and 0.51% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GROWTH

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (0.05% return)                                              $  1,000.00     $  1,000.50        $  3.57
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.22        $  3.61

CLASS Y
Actual (-0.08% return)                                             $  1,000.00     $    999.20        $  4.81
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,019.98        $  4.86

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AMERICAN OPPORTUNITIES

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (-1.31% return)                                             $  1,000.00     $    986.90        $  3.30
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.47        $  3.36

CLASS Y
Actual (-1.40% return)                                             $  1,000.00     $    986.00        $  4.53
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.23        $  4.61

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.67% and 0.92% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CAPITAL OPPORTUNITIES

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (1.78% return)                                              $  1,000.00     $  1,017.80        $  4.40
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.43        $  4.41

CLASS Y
Actual (1.59% return)                                              $  1,000.00     $  1,015.90        $  5.65
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,019.19        $  5.66

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.13% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GLOBAL EQUITY

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (-0.55% return)                                             $  1,000.00     $    994.50        $  5.44
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,019.34        $  5.51

CLASS Y
Actual (-0.73% return)                                             $  1,000.00     $    992.70        $  6.67
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,018.10        $  6.76

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% and 1.35% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DEVELOPING GROWTH

                                                                    BEGINNING         ENDING      EXPENSES PAID
                                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                                  -------------   -------------   --------------
                                                                                                    01/01/05 -
                                                                     01/01/05        06/30/05        06/30/05
                                                                  -------------   -------------   --------------
CLASS X
Actual (3.20% return)                                              $  1,000.00     $  1,032.00        $  3.17
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,021.67        $  3.16

CLASS Y
Actual (3.08% return)                                              $  1,000.00     $  1,030.80        $  4.43
Hypothetical (5% annual return before expenses)                    $  1,000.00     $  1,020.43        $  4.41

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.63% and 0.88% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
INVESTMENT ADVISORY AGREEMENT APPROVAL - JUNE 30, 2005

MONEY MARKET PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower, but close to, than its performance peer group average for all three periods. The Board concluded that the Fund's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also higher than, but close to, the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

FLEXIBLE INCOME PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Portfolio's assets were small and its potential growth was unpredictable. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolio ("soft dollars"). The Board noted that the Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

BALANCED GROWTH PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance for the three-year period was lower than its performance peer group average but better for the one- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

UTILITIES PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the one- and five-year periods but better for the three-year period. The Board also noted that the Portfolio's performance for the past year was close to the performance of the performance peer group. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund

Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

DIVIDEND GROWTH PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of its Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

EQUALLY-WEIGHTED S&P 500 INDEX PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of its Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board recommended that the Adviser consider incorporating breakpoints in the management fee schedule. The Adviser agreed to introduce a breakpoint which would reduce the management fee from 0.20% to 0.10% on assets above $2 billion. The Board concluded that the proposed new breakpoint in the management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

GROWTH PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the three-year period but better for the one-and five-year periods. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was slightly higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio's total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio of the Portfolio was less than the total expense ratio of the funds in the expense peer group average.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

AMERICAN OPPORTUNITIES PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

CAPITAL OPPORTUNITIES PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the three- and five- year periods but better for the one-year period. The Board concluded that the Portfolio's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

GLOBAL EQUITY PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports (the "Lipper Reports") provided by Lipper compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for all three periods. The Adviser informed the Board that, in order to try to improve performance, the Portfolio's portfolio management team will leverage the proprietary fundamental research of the Adviser's Global Research Group. The Board concluded that this approach was reasonably designed to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was higher than the average management fee rate for funds, selected by

Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also higher than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board considered that the Fund's management fee and total expense ratio were close to those of its expense peer group. The Board concluded that the management fee and total expense ratio were not excessive.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Portfolio's assets were small and its potential growth was uncertain. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

DEVELOPING GROWTH PORTFOLIO

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management

Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Portfolio's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Portfolio's performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio's performance was satisfactory.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio's total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio's expense peer group. The Board concluded that the Portfolio's management fee and total expense ratio were competitive with those of the Portfolio's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Portfolio's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIO AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

MONEY MARKET
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                               ANNUALIZED
 PRINCIPAL                                                        YIELD
 AMOUNT IN                                                     ON DATE OF
 THOUSANDS                                                      PURCHASE               MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER (82.9%)

               ASSET-BACKED - AUTO (9.9%)
$      1,130   DaimlerChrysler Revolving Auto
                Conduit LLC Series I                              3.39%               08/24/05         $  1,124,288
       2,600   DaimlerChrysler Revolving Auto
                Conduit LLC Series II                             3.12           07/11/05 - 07/18/05      2,597,158
       4,400   FCAR Owner Trust                               3.13 - 3.32        07/20/05 - 09/15/05      4,383,204
       1,250   New Center Asset Trust                             3.22                08/08/05            1,245,778
                                                                                                       ------------
                                                                                                          9,350,428
                                                                                                       ------------
               ASSET-BACKED - CONSUMER (5.3%)
       1,500   Mont Blanc Capital Corp.                           3.21                08/17/05            1,493,772
       3,514   Thames Asset Global Securitization - 144A*     3.29 - 3.30        07/15/05 - 07/18/05      3,509,093
                                                                                                       ------------
                                                                                                          5,002,865
                                                                                                       ------------
               ASSET-BACKED - CORPORATE (9.2%)
       2,390   Amsterdam Funding Corp. - 144A*                3.08 - 3.11        07/07/05 - 07/12/05      2,388,388
       1,820   Blue Ridge Asset Funding Corp. - 144A*             3.30                07/01/05            1,820,000
       1,700   Cafco LLC - 144A*                                  3.32                08/12/05            1,693,435
       2,000   Ciesco LLC                                         3.30                08/17/05            1,991,436
         775   Eureka Securitization Inc. - 144A*                 3.08                07/07/05              774,603
                                                                                                       ------------
                                                                                                          8,667,862
                                                                                                       ------------
               ASSET-BACKED - MORTGAGE (3.0%)
       2,877   Sydney Capital Corp. - 144A*                   3.39 - 3.41        09/14/05 - 09/20/05      2,855,727
                                                                                                       ------------
               ASSET-BACKED - SECURITIES (12.4%)
       1,025   Amstel Funding Corp. - 144A*                       2.94                07/18/05            1,023,596
       1,400   Cancara Asset Securitisation LLC - 144A*           3.19                08/10/05            1,395,084
       1,500   Clipper Receivables Co., LLC - 144A*               3.10                07/21/05            1,497,433
       3,600   Galaxy Funding Inc. - 144A*                    3.08 - 3.21        07/19/05 - 08/15/05      3,589,602
       1,245   Galleon Capital, LLC - 144A*                       3.09                07/05/05            1,244,574
       3,000   Golden Fish LLC - 144A*                        3.32 - 3.35        08/09/05 - 08/15/05      2,988,100
                                                                                                       ------------
                                                                                                         11,738,389
                                                                                                       ------------
               FINANCE - CONSUMER (2.1%)
       2,000   American Express Credit Corp.                      3.14                07/26/05            1,995,667
                                                                                                       ------------
               INSURANCE (1.0%)
       1,000   American General Finance Corp.                     3.27                08/25/05              995,050
                                                                                                       ------------
               INTERNATIONAL BANKS (40.0%)
       1,000   Banque Generale du Luxembourg                      3.13                07/25/05              997,927
       1,200   Barclays U.S. Funding Corp.                        3.28                08/18/05            1,194,784
       4,550   CBA (Delaware) Finance Inc.                    3.07 - 3.14        07/08/05 - 07/25/05      4,546,243
         925   Danske Corp.                                       3.01                07/15/05              923,892
       4,285   DnB NOR Bank ASA                               3.11 - 3.30        07/14/05 - 09/23/05      4,270,575
       3,845   HBOS Treasury Services plc                     3.09 - 3.28        07/06/05 - 08/24/05      3,836,123
       4,000   KBC Financial Products
                International Ltd. - 144A*                        3.28           09/01/05 - 09/12/05      3,975,625

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               ANNUALIZED
 PRINCIPAL                                                        YIELD
 AMOUNT IN                                                     ON DATE OF
 THOUSANDS                                                      PURCHASE               MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------------
$        700   KfW International Finance Inc.                     3.03%               07/05/05         $    699,766
       1,400   Nordea North America Inc.                          3.42                09/16/05            1,389,849
       3,775   Skandinaviska Enskilda Banken AB - 144A*       3.10 - 3.32        07/13/05 - 08/19/05      3,764,741
       2,310   Societe Generale N.A. Inc.                     3.29 - 3.41        09/06/05 - 10/12/05      2,292,539
       1,750   Spintab AB                                         3.03                07/05/05            1,749,415
       1,300   Svenska Handelsbanken Inc.                         3.35                08/03/05            1,296,020
       1,800   Swedbank                                           3.03                07/01/05            1,800,000
       1,000   Toronto-Dominion Holdings (U.S.A.) Inc.            3.18                08/15/05              996,056
       3,173   UBS Finance (Delaware) LLC                     3.32 - 3.44        09/27/05 - 10/14/05      3,144,146
       1,025   UniCredit (Delaware) Inc.                          3.07                07/11/05            1,024,132
                                                                                                       ------------
                                                                                                         37,901,833
                                                                                                       ------------
               TOTAL COMMERCIAL PAPER
                (COST $78,507,821)                                                                       78,507,821
                                                                                                       ------------
               U.S. GOVERNMENT AGENCIES (1.8%)
       1,700   Federal National Mortgage Assoc.
                (COST $1,696,206)                                 3.11                07/24/05            1,696,206
                                                                                                       ------------
               FLOATING RATE NOTES (5.5%)
               BANKING
       2,500   Wells Fargo & Co.                                  3.30                03/03/06            2,502,319
         750   American Express Credit Corp.                      3.18                08/11/05              750,089
       2,000   General Electric Capital Corp.                     3.15                02/03/06            2,002,830
                                                                                                       ------------
               TOTAL FLOATING RATE NOTES
                (COST $5,255,238)                                                                         5,255,238
                                                                                                       ------------
               CERTIFICATES OF DEPOSIT (3.1%)
       3,000   Citibank N.A.
                (COST $3,000,000)                             3.10 - 3.21        07/25/05 - 08/22/05      3,000,000
                                                                                                       ------------
               BANKER'S ACCEPTANCE (3.3%)
       3,110   JP Morgan Chase Bank
                (COST $3,096,885)                             3.13 - 3.29        07/11/05 - 09/12/05      3,096,885
                                                                                                       ------------
               SHORT TERM BANK NOTE (3.4%)
       3,200   Bank of America N.A.
                (COST $3,200,000)                                 2.92                08/03/05            3,200,000
                                                                                                       ------------
               TOTAL INVESTMENTS
                (COST $94,756,150)                                                     100.0%            94,756,150
               LIABILITIES IN EXCESS OF OTHER ASSETS                                     0.0                (25,684)
                                                                                       -----           ------------
               NET ASSETS                                                              100.0%          $ 94,730,466
                                                                                       =====           ============

----------
   *     RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS
   (a)   COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

MATURITY SCHEDULE*
1 - 30 Days               46%
31 - 60 Days              32
61 - 90 Days              19
91 - 120 Days              3
                         ---
                         100%
                         ===

----------
*    AS A PERCENTAGE OF TOTAL MARKET VALUE.

                        SEE NOTES TO FINANCIAL STATEMENTS

FLEXIBLE INCOME
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               GOVERNMENT AND CORPORATE BONDS (89.7%)
               FOREIGN (14.6)
               ARGENTINA (0.4%)
               GOVERNMENT OBLIGATIONS
$        157   Republic of Argentina                                 1.33%            12/31/38         $     56,729
          17   Republic of Argentina                                 1.33             12/31/38                6,285
         188   Republic of Argentina                                 8.28             12/31/33              174,080
          18   Republic of Argentina                                 8.28             12/31/33               16,734
          90   Republic of Argentina (c)                           13.969             04/10/49               26,550
                                                                                                       ------------
               TOTAL ARGENTINA                                                                              280,378
                                                                                                       ------------
               AUSTRALIA (0.3%)
               OTHER METALS/MINERALS (0.0%)
          70   Murrin Murrin Holdings Property Ltd. (c) (h)         9.375             08/31/07                    0
                                                                                                       ------------
               PROPERTY - CASUALTY INSURERS (0.3%)
         200   Mantis Reef Ltd. - 144A*                             4.692             11/14/08              200,759
                                                                                                       ------------
               TOTAL AUSTRALIA                                                                              200,759
                                                                                                       ------------
               BELGIUM (0.2%)
               CABLE/SATELLITE TV
         145   Telenet Group Holding NV - 144A*                     11.50@@           06/15/14              113,462
                                                                                                       ------------
               BRAZIL (1.3%)
               GOVERNMENT OBLIGATIONS
         359   Federal Republic of Brazil                            8.00             04/15/14              369,901
          77   Federal Republic of Brazil                           8.875             10/14/19               81,813
          15   Federal Republic of Brazil                           11.00             08/17/40               18,065
         280   Federal Republic of Brazil                           14.50             10/15/09              365,400
                                                                                                       ------------
               TOTAL BRAZIL                                                                                 835,179
                                                                                                       ------------
               CANADA (2.3%)
               ALUMINUM (0.3%)
         170   Novelis, Inc. - 144A*                                 7.25             02/15/15              171,487
                                                                                                       ------------
               BROADCASTING (0.3%)
         187   Canwest Media Inc.                                    8.00             09/15/12              197,327
                                                                                                       ------------
               DRUGSTORE CHAINS (0.3%)
          45   Jean Coutu Group (PJC) Inc. (The)                    7.625             08/01/12               46,687
         170   Jean Coutu Group (PJC) Inc. (The)                     8.50             08/01/14              168,725
                                                                                                       ------------
                                                                                                            215,412
                                                                                                       ------------
               FOREST PRODUCTS (0.2%)
         140   Tembec Industries Inc.                                8.50             02/01/11              108,850
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               OTHER METALS/MINERALS (0.1%)
$         60   Brascan Corp.                                        7.125%            06/15/12         $     67,589
                                                                                                       ------------
               OTHER TRANSPORTATION (0.3%)
         130   CHC Helicopter Corp.                                 7.375             05/01/14              130,325
          80   CHC Helicopter Corp. - 144A*                         7.375             05/01/14               80,200
                                                                                                       ------------
                                                                                                            210,525
                                                                                                       ------------
               PULP & PAPER (0.5%)
         100   Abitibi-Consolidated Inc.                             6.00             06/20/13               92,500
         140   Abitibi-Consolidated Inc.                             8.85             08/01/30              134,750
          80   Bowater Canada Finance                                7.95             11/15/11               85,100
                                                                                                       ------------
                                                                                                            312,350
                                                                                                       ------------
               TELECOMMUNICATION EQUIPMENT (0.2%)
         125   Nortel Networks Ltd.                                 6.125             02/15/06              126,406
                                                                                                       ------------
               WIRELESS TELECOMMUNICATIONS (0.1%)
          65   Rogers Wireless Communications Inc.                   7.50             03/15/15               71,012
                                                                                                       ------------
               TOTAL CANADA                                                                               1,480,958
                                                                                                       ------------
               FRANCE (0.4%)
               CHEMICALS: SPECIALTY (0.2%)
         140   Rhodia SA                                            8.875             06/01/11              135,450
                                                                                                       ------------
               MAJOR TELECOMMUNICATIONS (0.2%)
          95   France Telecom S.A.                                   8.75             03/01/31              132,865
                                                                                                       ------------
               MISCELLANEOUS MANUFACTURING (0.0%)
          25   CIE Generale de Geophysique SA - 144A*                7.50             05/15/15               26,187
                                                                                                       ------------
               TOTAL FRANCE                                                                                 294,502
                                                                                                       ------------
               GERMANY (0.3%)
               CABLE/SATELLITE TV
         155   Kabel Deutschland - 144A*                           10.625             07/01/14              168,950
                                                                                                       ------------
               INDONESIA (0.4%)
               PULP & PAPER
         264   Tjiwi Kimia Finance BV - 144A*                        0.00             04/29/27               63,270
          83   Tjiwi Kimia Finance BV - 144A*                        4.19             04/29/15               69,660
         213   Tjiwi Kimia Finance BV - 144A*                        4.19             04/29/18              136,606
                                                                                                       ------------
               TOTAL INDONESIA                                                                              269,536
                                                                                                       ------------
               IRELAND (0.1%)
               INVESTMENT MANAGERS
          85   JSG Funding PLC                                      9.625             10/01/12               85,425
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               ISRAEL (0.3%)
               ELECTRICAL PRODUCTS
$        167   Ormat Funding Corp.                                   8.25%            12/30/20         $    169,377
                                                                                                       ------------
               JAPAN (4.0%)
               GOVERNMENT OBLIGATIONS
JPY  178,000   Japan (Government of)                                 0.50             06/20/06            1,611,935
     110,000   Japan (Government of)                                 0.50             09/20/06              997,185
                                                                                                       ------------
               TOTAL JAPAN                                                                                2,609,120
                                                                                                       ------------
               LUXEMBOURG (0.2%)
               TELECOMMUNICATIONS
$         30   Telecom Italia Capital SpA                            4.00             11/15/08               29,570
          80   Telecom Italia Capital SpA - 144A*                    4.00             01/15/10               77,813
                                                                                                       ------------
               TOTAL LUXEMBOURG                                                                             107,383
                                                                                                       ------------
               MEXICO (1.0%)
               GOVERNMENT OBLIGATIONS (0.7%)
         305   United Mexican States Corp.                          8.375             01/14/11              355,782
          39   United Mexican States Corp.                          11.50             05/15/26               62,693
          40   United Mexican States Corp. (Series MTN)              8.30             08/15/31               49,900
                                                                                                       ------------
                                                                                                            468,375
                                                                                                       ------------
               OIL & GAS PRODUCTION ((0.1%)
          30   Pemex Project Funding Master Trust                    9.50             09/15/27               39,266
          20   Pemex Project Funding Master Trust - 144A*            9.50             09/15/27               26,178
                                                                                                       ------------
                                                                                                             65,444
                                                                                                       ------------
               TELECOMMUNICATIONS (0.2%)
         100   Axtel SA                                             11.00             12/15/13              109,500
                                                                                                       ------------
               TOTAL MEXICO                                                                                 643,319
                                                                                                       ------------
               NETHERLANDS (0.2%)
               TELECOMMUNICATIONS
          75   Deutsche Telekom International Finance NV             8.75             06/15/30              101,864
                                                                                                       ------------
               QATAR (0.4%)
               GAS DISTRIBUTORS (0.2%)
         105   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*       8.294             03/15/14              125,517
                                                                                                       ------------
               GOVERNMENT OBLIGATION (0.2%)
         100   State of Qatar                                        9.75             06/15/30              156,020
                                                                                                       ------------
               TOTAL QATAR                                                                                  281,537
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               RUSSIA (1.3%)
               GOVERNMENT OBLIGATIONS (1.2%)
$         45   Federal Republic of Russia                            5.00%            03/31/30         $     50,349
          70   Federal Republic of Russia                            8.25             03/31/10               76,538
         201   Federal Republic of Russia                           11.00             07/24/18              301,044
         190   Federal Republic of Russia                           12.75             06/24/28              344,188
                                                                                                       ------------
                                                                                                            772,119
                                                                                                       ------------
               OIL & GAS PIPELINES (0.1%)
          75   Gaz Capital                                          8.625             04/28/34               94,350
                                                                                                       ------------
               TOTAL RUSSIA                                                                                 866,469
                                                                                                       ------------
               TURKEY (0.8%)
               GOVERNMENT OBLIGATIONS
         100   Citigroup Inc. - 144A*+++ (Issued 09/17/04)           0.00             02/23/06              136,790
          70   Citigroup Inc. - 144A*+++ (Issued 09/27/04)           0.00             02/23/06              101,416
          90   Republic of Turkey                                   11.00             01/14/13              114,075
         155   Republic of Turkey                                   11.50             01/23/12              198,788
                                                                                                       ------------
               TOTAL TURKEY                                                                                 551,069
                                                                                                       ------------
               UNITED KINGDOM (0.3%)
               ADVERTISING/MARKETING SERVICES (0.1%)
          70   WPP Finance (UK) Corp.                               5.875             06/15/14               74,138
                                                                                                       ------------
               FINANCE/RENTAL/LEASING (0.2%)
         130   Nationwide Building Society - 144A*                   4.25             02/01/10              129,810
                                                                                                       ------------
               TOTAL UNITED KINGDOM                                                                         203,948
                                                                                                       ------------
               VENEZUELA (0.4%)
               GOVERNMENT OBLIGATIONS
          70   Republic of Venezuela                                 8.50             10/08/14               72,870
         200   Republic of Venezuela                                9.375             01/13/34              210,000
                                                                                                       ------------
               TOTAL VENEZUELA                                                                              282,870
                                                                                                       ------------
               TOTAL FOREIGN
                (COST $9,496,631)                                                                         9,546,105
                                                                                                       ------------
               UNITED STATES (75.1%)

               CORPORATE BONDS (39.8%)
               ADVERTISING/MARKETING SERVICES (0.1%)
          35   Interpublic Group of Companies, Inc. (The)            5.40             11/15/09               33,461
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               AEROSPACE & DEFENSE (0.6%)
$        165   K&F Acquisition Inc.                                  7.75%            11/15/14         $    169,537
         100   Northrop Grumman Corp.                               4.079             11/16/06               99,744
          45   Raytheon Co.                                          8.30             03/01/10               52,201
          78   Systems 2001 Asset Trust LLC - 144A*                 6.664             09/15/13               85,176
                                                                                                       ------------
                                                                                                            406,658
                                                                                                       ------------
               AIR FREIGHT/COURIERS (0.1%)
          30   Fedex Corp.                                           2.65             04/01/07               29,231
          40   Fedex Corp.                                           7.25             02/15/11               45,354
                                                                                                       ------------
                                                                                                             74,585
                                                                                                       ------------
               AIRLINES (0.3%)
         191   Continental Airlines, Inc.                           6.648             09/15/17              188,224
          30   Southwest Airlines Co. (Series 01-1)                 5.496             11/01/06               30,527
                                                                                                       ------------
                                                                                                            218,751
                                                                                                       ------------
               APPAREL/FOOTWEAR (0.4%)
         200   Levi Strauss & Co.                                    7.73             04/01/12              190,000
          60   Oxford Industries, Inc.                              8.875             06/01/11               64,500
                                                                                                       ------------
                                                                                                            254,500
                                                                                                       ------------
               APPAREL/FOOTWEAR RETAIL (0.1%)
          85   Brown Shoe Co., Inc. - 144A*                          8.75             05/01/12               89,037
                                                                                                       ------------
               AUTO PARTS: O.E.M. (0.5%)
         100   ArvinMeritor, Inc.                                    8.75             03/01/12              104,750
          50   Lear Corp. (Series B)                                 8.11             05/15/09               51,744
          20   Meritor Automotive Inc.                               6.80             02/15/09               19,900
         154   TRW Automotive, Inc.                                 9.375             02/15/13              171,325
                                                                                                       ------------
                                                                                                            347,719
                                                                                                       ------------
               BEVERAGES: ALCOHOLIC (0.2%)
         100   Fosters Finance Corp. - 144A*                        5.125             06/15/15              100,585
                                                                                                       ------------
               BROADCASTING (0.1%)
          74   Salem Communications Holdings Corp. (Series B)        9.00             07/01/11               80,105
                                                                                                       ------------
               BUILDING PRODUCTS (0.7%)
          35   Interface Inc.                                        7.30             04/01/08               35,875
         165   Interface Inc.                                        9.50             02/01/14              169,125
         175   Nortek Inc.                                           8.50             09/01/14              163,625
          70   NTK Holdings Inc. - 144A*                            10.75@@           03/01/14               33,250
          55   PLY Gem Industries, Inc.                              9.00             02/15/12               46,750
                                                                                                       ------------
                                                                                                            448,625
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
               CABLE/SATELLITE TV (1.4%)
$        70    Cablevision Systems Corp. (Series B)                  7.89**%          04/01/09         $     70,525
        135    Charter Communications Holdings LLC                  10.75             10/01/09              104,962
         85    Charter Communications Holdings/Charter Capital      11.75@@           05/15/11               56,737
        180    Comcast Cable Communications Inc.                     6.75             01/30/11              198,818
        115    Cox Communications, Inc.                             4.625             01/15/10              114,812
        210    Echostar DBS Corp.                                   6.375             10/01/11              209,212
         75    Intelsat Bermuda Ltd. - 144A*                        7.805**           01/15/12               76,687
         60    Renaissance Media Group LLC                          10.00             04/15/08               59,700
                                                                                                       ------------
                                                                                                            891,453
                                                                                                       ------------
               CASINO/GAMING (1.2%)
        840    Aladdin Gaming Holdings/Capital Corp. LLC
                (Series B) (a) (c) (h)                              13.50             03/01/10                    0
        115    Harrah's Operating Co., Inc.                         7.875             12/15/05              117,012
        150    Isle of Capri Casinos                                 7.00             03/01/14              151,500
          7    Mandalay Resort Group                                9.375             02/15/10                7,857
        335    MGM Mirage Inc.                                       6.00             10/01/09              338,350
        299    Resort At Summerlin LP/Ras Co.
                (Series B) (a) (c) (h)                              13.00@            12/15/07                    0
        165    Station Casinos, Inc.                                 6.00             04/01/12              168,300
         30    Station Casinos, Inc. - 144A*                        6.875             03/01/16               30,975
                                                                                                       ------------
                                                                                                            813,994
                                                                                                       ------------
               CHEMICALS: AGRICULTURAL (0.0%)
         14    IMC Global Inc. (Series B)                          10.875             06/01/08               15,820
                                                                                                       ------------
               CHEMICALS: MAJOR DIVERSIFIED (0.3%)
         55    Huntsman Advanced Materials Corp.                    11.00             07/15/10               62,425
         98    Huntsman ICI Chemicals                              10.125             07/01/09              101,307
         45    ICI Wilmington Inc.                                  4.375             12/01/08               44,693
                                                                                                       ------------
                                                                                                            208,425
                                                                                                       ------------
               CHEMICALS: SPECIALTY (2.0%)
        161    Equistar Chemical Funding                           10.125             09/01/08              175,087
         35    Equistar Chemical Funding                           10.625             05/01/11               38,806
        100    Innophos Inc. - 144A*                                8.875             08/15/14              102,500
         55    Innophos Inc. - 144A*                               10.771             02/15/15               50,875
         80    ISP Chemco                                           10.25             07/01/11               87,600
        135    ISP Holdings Inc. (Series B)                        10.625             12/15/09              145,800
         40    Koppers Industry Inc.                                9.875             10/15/13               43,400
        175    Millennium America, Inc.                              7.00             11/15/06              179,812
         79    Millennium America, Inc.                              9.25             06/15/08               85,912
        100    Nalco Co.                                             7.75             11/15/11              107,000

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
$        115   Nalco Co.                                            8.875%            11/15/13         $    123,912
         160   Rockwood Specialties, Inc.                          10.625             05/15/11              177,200
                                                                                                       ------------
                                                                                                          1,317,904
                                                                                                       ------------
               COAL (0.1%)
          35   Foundation PA Coal Co.                                7.25             08/01/14               36,925
                                                                                                       ------------
               CONSTRUCTION MATERIALS (0.2%)
         120   RMCC Acquisition Co. - 144A*                          9.50             11/01/12              115,200
                                                                                                       ------------
               CONSUMER SUNDRIES (0.1%)
          80   Amscan Holdings, Inc.                                 8.75             05/01/14               73,600
                                                                                                       ------------
               CONTAINERS/PACKAGING (1.5%)
          60   Graham Packaging Company Inc. - 144A*                 8.50             10/15/12               60,900
         120   Graham Packaging Company Inc. - 144A*                9.875             10/15/14              120,900
         225   Graphic Packaging International Corp.                 9.50             08/15/13              227,812
         345   Owens-Illinois Inc.                                   7.50             05/15/10              363,975
          95   Pliant Corp.                                         13.00             06/01/10               77,425
         125   Sealed Air Corp. - 144A*                             5.625             07/15/13              128,654
                                                                                                       ------------
                                                                                                            979,666
                                                                                                       ------------
               DEPARTMENT STORES (0.1%)
          65   Penny (JC) Co., Inc.                                  7.40             04/01/37               70,525
                                                                                                       ------------
               DRUGSTORE CHAINS (0.1%)
          14   CVS Corp. - 144A*                                    6.204             10/10/25               15,893
          55   Rite Aid Corp.                                       8.125             05/01/10               56,925
                                                                                                       ------------
                                                                                                             72,818
                                                                                                       ------------
               ELECTRIC UTILITIES (3.1%)
          80   AES Corp. (The)                                       7.75             03/01/14               87,200
          11   AES Corp. (The)                                      8.875             02/15/11               12,320
          16   AES Corp. (The)                                      9.375             09/15/10               18,200
          60   AES Corp. (The) - 144A*                               9.00             05/15/15               67,650
          60   Allegheny Energy, Inc.                                7.75             08/01/05               60,210
         140   Arizona Public Service Co.                            5.80             06/30/14              150,657
          15   CC Funding Trust I                                    6.90             02/16/07               15,630
          65   Cincinnati Gas & Electric Co.                         5.70             09/15/12               69,582
          65   CMS Energy Corp.                                      7.50             01/15/09               68,737
          75   CMS Energy Corp.                                      8.50             04/15/11               84,000
          60   Consolidated Natural Gas Co.                          5.00             12/01/14               60,811
          10   Consolidated Natural Gas Co. (Series A)               5.00             03/01/14               10,162
          60   Consolidated Natural Gas Co. (Series C)               6.25             11/01/11               65,546
          75   Detroit Edison Co. (The) - 144A*                      4.80             02/15/15               75,577
          45   Entergy Gulf States, Inc.                             3.60             06/01/08               44,082

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                         COUPON             MATURITY
 THOUSANDS                                                          RATE                DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
$      100   Entergy Gulf States, Inc.                              3.73**%           12/01/09         $    100,332
        80   Exelon Corp.                                           6.75              05/01/11               88,951
        30   IPALCO Enterprises, Inc.                              8.625              11/14/11               33,900
       135   Monongahela Power Co.                                  5.00              10/01/06              136,133
       115   MSW Energy Holdings/Finance                           7.375              09/01/10              118,450
        25   MSW Energy Holdings/Finance                            8.50              09/01/10               26,563
       190   Nevada Power Co.                                       9.00              08/15/13              214,700
        55   Pacific Gas & Electric Co.                             6.05              03/01/34               60,831
        30   Panhandle Eastern Pipe Line Co. (Series B)             2.75              03/15/07               29,229
        15   PSEG Energy Holdings Inc.                              7.75              04/16/07               15,563
       100   PSEG Energy Holdings Inc.                             8.625              02/15/08              106,750
       125   Reliant Energy, Inc.                                   6.75              12/15/14              122,813
        20   Texas Eastern Transmission, LP                         7.00              07/15/32               24,538
        40   TNP Enterprises, Inc.                                 10.25              04/01/10               42,220
        35   Wisconsin Electric Power Co.                           3.50              12/01/07               34,476
                                                                                                       ------------
                                                                                                          2,045,813
                                                                                                       ------------
             ELECTRICAL PRODUCTS (0.4%)
        35   Cooper Industries Inc.                                 5.25              07/01/07               35,656
       150   Rayovac Corp.                                          8.50              10/01/13              157,500
        70   Rayovac Corp. - 144A*                                 7.375              02/01/15               68,075
                                                                                                       ------------
                                                                                                            261,231
                                                                                                       ------------
             ELECTRONIC COMPONENTS (0.2%)
       140   Sanmina-SCI Corp. - 144A*                              6.75              03/01/13              134,400
                                                                                                       ------------
             ENVIRONMENTAL SERVICES (0.5%)
       200   Allied Waste North America, Inc.                      6.375              04/15/11              193,000
        25   Allied Waste North America, Inc.                       8.50              12/01/08               26,344
        42   Allied Waste North America, Inc.                       9.25              09/01/12               45,570
        50   Allied Waste North America, Inc. (Series B)           8.875              04/01/08               52,750
                                                                                                       ------------
                                                                                                            317,664
                                                                                                       ------------
             FINANCE/RENTAL/LEASING (1.1%)
        35   CIT Group, Inc.                                       2.875              09/29/06               34,518
        30   CIT Group, Inc.                                        3.65              11/23/07               29,595
       145   Ford Motor Credit Co.                                  7.25              10/25/11              139,702
       105   Ford Motor Credit Co.                                 7.375              10/28/09              102,698
       135   MBNA America Bank                                     7.125              11/15/12              155,446
       125   MBNA Corp.                                             3.64              05/05/08              125,835
        50   MBNA Corp.                                            6.125              03/01/13               54,570
        25   SLM Corp.                                              4.00              01/15/10               24,721
        45   SLM Corp. (Series MTNA)                                5.00              10/01/13               46,172
                                                                                                       ------------
                                                                                                            713,257
                                                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIAL CONGLOMERATES (1.4%)
$      120   Chase Manhattan Corp.                                         6.00%        02/15/09    $      126,950
        10   Chase Manhattan Corp.                                         7.00         11/15/09            11,010
        40   Citicorp                                                      6.75         08/15/05            40,141
        50   Citigroup Inc.                                               5.625         08/27/12            53,485
        20   Citigroup Inc.                                                5.75         05/10/06            20,304
        45   Citigroup Inc.                                                6.00         02/21/12            49,208
        50   Citigroup Inc.                                               6.625         06/15/32            59,892
        20   General Electric Capital Corp.                                4.25         12/01/10            19,949
        85   General Electric Capital Corp. (Series MTNA)                  6.75         03/15/32           105,249
       305   General Motors Acceptance Corp.                              6.875         09/15/11           281,886
       150   General Motors Acceptance Corp.                               8.00         11/01/31           134,192
                                                                                                    --------------
                                                                                                           902,266
                                                                                                    --------------
             FOOD RETAIL (0.6%)
       130   Albertson's Inc.                                              7.45         08/01/29           148,477
        40   CA FM Lease Trust - 144A*                                     8.50         07/15/17            46,064
       145   Delhaize America, Inc.                                       8.125         04/15/11           163,355
        40   Safeway Inc.                                                  7.25         02/01/31            46,464
                                                                                                    --------------
                                                                                                           404,360
                                                                                                    --------------
             FOOD: MAJOR DIVERSIFIED (0.4%)
         4   Dole Food Company, Inc.                                      8.875         03/15/11             4,290
        25   General Mills Inc.                                           3.875         11/30/07            24,806
        30   Kraft Foods Inc.                                              5.25         06/01/07            30,597
       215   Kraft Foods Inc.                                             5.625         11/01/11           228,381
                                                                                                    --------------
                                                                                                           288,074
                                                                                                    --------------
             FOOD: MEAT/FISH/DAIRY (1.1%)
        85   Michael Foods Inc. (Series B)                                 8.00         11/15/13            86,913
       160   Pilgrim's Pride Corp.                                        9.625         09/15/11           175,600
        60   PPC Escrow Corp.                                              9.25         11/15/13            66,900
       300   Smithfield Foods Inc.                                         7.00         08/01/11           317,250
        70   Smithfield Foods Inc.                                        7.625         02/15/08            73,150
        20   Smithfield Foods Inc. (Series B)                              8.00         10/15/09            21,700
                                                                                                    --------------
                                                                                                           741,513
                                                                                                    --------------
             FOREST PRODUCTS (0.0%)
        13   Weyerhaeuser Co.                                             6.125         03/15/07            13,371
                                                                                                    --------------
             GAS DISTRIBUTORS (0.7%)
       130   Dynegy Holdings, Inc.                                        6.875         04/01/11           129,025
       130   Dynegy Holdings, Inc. - 144A*                                9.875         07/15/10           144,300
       120   Nisource Finance Corp.                                       3.854**       11/23/09           120,590

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
$       45   Sempra Energy                                                4.621%        05/17/07    $       45,233
                                                                                                    --------------
                                                                                                           439,148
                                                                                                    --------------
             HOME BUILDING (0.5%)
        65   Beazer Homes USA, Inc. - 144A*                               6.875         07/15/15            64,675
        80   Tech Olympic USA, Inc.                                      10.375         07/01/12            84,000
       100   Tech Olympic USA, Inc. (Issued 02/03/03)                      9.00         07/01/10           103,375
        50   Tech Olympic USA, Inc. (Issued 11/27/02)                      9.00         07/01/10            51,688
                                                                                                    --------------
                                                                                                           303,738
                                                                                                    --------------
             HOME FURNISHINGS (0.2%)
        50   Mohawk Industries, Inc. (Series D)                            7.20         04/15/12            57,224
        40   Tempur-Pedic Inc.                                            10.25         08/15/10            44,200
                                                                                                    --------------
                                                                                                           101,424
                                                                                                    --------------
             HOSPITAL/NURSING MANAGEMENT (0.8%)
        85   Community Health System Inc.                                  6.50         12/15/12            86,913
        45   HCA, Inc.                                                     6.30         10/01/12            46,304
        85   HCA, Inc.                                                    7.875         02/01/11            93,737
       110   Medcath Holdings Corp.                                       9.875         07/15/12           123,475
       115   Tenet Healthcare Corp.                                       7.375         02/01/13           114,138
        65   Tenet Healthcare Corp.                                       9.875         07/01/14            70,038
                                                                                                    --------------
                                                                                                           534,605
                                                                                                    --------------
             HOTELS/RESORTS/CRUISELINES (0.3%)
       120   Hyatt Equities LLC - 144A*                                   6.875         06/15/07           123,882
        50   Marriott International, Inc. (Series E)                       7.00         01/15/08            53,164
                                                                                                    --------------
                                                                                                           177,046
                                                                                                    --------------
             HOUSEHOLD/PERSONAL CARE (0.2%)
        75   Clorox Co. (The)                                             3.525**       12/14/07            75,152
        50   Del Laboratories, Inc.                                        8.00         02/01/12            43,250
                                                                                                    --------------
                                                                                                           118,402
                                                                                                    --------------
             INDUSTRIAL MACHINERY (0.3%)
        35   Flowserve Corp.                                              12.25         08/15/10            37,975
        50   Goodman Global Holding Company, Inc. - 144A*                  6.41**       06/15/12            49,500
       140   Goodman Global Holding Company, Inc. - 144A*                 7.875         12/15/12           130,200
                                                                                                    --------------
                                                                                                           217,675
                                                                                                    --------------
             INDUSTRIAL SPECIALTIES (0.4%)
       165   Johnsondiversy, Inc.                                         9.625         05/15/12           168,300
       115   UCAR Finance, Inc.                                           10.25         02/15/12           121,613
                                                                                                    --------------
                                                                                                           289,913
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             INSURANCE BROKERS/SERVICES (0.8%)
$      290   Farmers Exchange Capital - 144A*                              7.05%        07/15/28    $      314,531
       185   Marsh & McLennan Companies, Inc.                             5.875         08/01/33           176,921
                                                                                                    --------------
                                                                                                           491,452
                                                                                                    --------------
             INVESTMENT BANKS/BROKERS (0.4%)
        55   Goldman Sachs Group Inc. (The)                                6.60         01/15/12            61,210
       180   Refco Finance Holdings                                        9.00         08/01/12           191,700
                                                                                                    --------------
                                                                                                           252,910
                                                                                                    --------------
             MAJOR BANKS (0.3%)
        20   Bank of New York (The)                                        5.20         07/01/07            20,390
        70   FleetBoston Financial Corp.                                   7.25         09/15/05            70,495
        35   HSBC Finance Corp.                                            6.75         05/15/11            38,896
        70   Wachovia Corp.                                                4.95         11/01/06            70,772
                                                                                                    --------------
                                                                                                           200,553
                                                                                                    --------------
             MANAGED HEALTH CARE (0.6%)
       210   Aetna, Inc.                                                  7.875         03/01/11           245,408
        90   Health Net, Inc.                                             9.875         04/15/11           107,516
        30   WellPoint Health Networks Inc.                               6.375         06/15/06            30,651
                                                                                                    --------------
                                                                                                           383,575
                                                                                                    --------------
             MEDIA CONGLOMERATES (0.4%)
        40   AOL Time Warner Inc.                                         7.625         04/15/31            50,114
        55   News America Holdings, Inc.                                   7.75         02/01/24            66,205
        30   News America Inc.                                            7.125         04/08/28            34,364
       100   Time Warner, Inc.                                            6.625         05/15/29           111,777
                                                                                                    --------------
                                                                                                           262,460
                                                                                                    --------------
             MEDICAL DISTRIBUTORS (0.2%)
       100   AmerisourceBergen Corp.                                      8.125         09/01/08           109,000
                                                                                                    --------------
             MEDICAL SPECIALTIES (0.1%)
        50   Fisher Scientific International, Inc.                         6.75         08/15/14            52,500
                                                                                                    --------------
             MEDICAL/NURSING SERVICES (0.5%)
        85   DaVita Inc. - 144A*                                          6.625         03/15/13            88,188
       181   Fresenius Medical Care Capital Trust                         7.875         06/15/11           195,480
        25   Fresenius Medical Care Capital Trust II (Units)              7.875         02/01/08            26,188
        25   National Nephrology Assoc. Inc. - 144A*                       9.00         11/01/11            28,188
                                                                                                    --------------
                                                                                                           338,044
                                                                                                    --------------
             METAL FABRICATIONS (0.6%)
        60   General Cable Corp.                                           9.50         11/15/10            64,500
       170   Hexcell Corp.                                                 6.75         02/01/15           170,850

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
$      150   Trimas Corp.                                                 9.875%        06/15/12    $      126,750
                                                                                                    --------------
                                                                                                           362,100
                                                                                                    --------------
             MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
       221   Advanstar Communications, Inc.                              10.768         08/15/08           237,200
       150   Iron Mountain Inc.                                            7.75         01/15/15           151,500
       140   Iron Mountain Inc.                                           8.625         04/01/13           145,600
        60   Vertis Inc. - 144A*                                          13.50         12/07/09            45,075
                                                                                                    --------------
                                                                                                           579,375
                                                                                                    --------------
             MISCELLANEOUS MANUFACTURING (0.4%)
       290   Associated Materials Inc.                                    11.25@@       03/01/14           185,600
        70   Propex Fabrics Inc.                                          10.00         12/01/12            66,850
                                                                                                    --------------
                                                                                                           252,450
                                                                                                    --------------
             MOTOR VEHICLES (0.6%)
        50   DaimlerChrysler North American Holdings Co.                   7.30         01/15/12            55,945
        30   General Motors Corp.                                         7.125         07/15/13            27,000
       345   General Motors Corp.                                         8.375         07/15/33           289,800
                                                                                                    --------------
                                                                                                           372,745
                                                                                                    --------------
             MOVIES/ENTERTAINMENT (0.1%)
        65   AMC Entertainment Inc.                                       7.518         08/15/10            67,519
                                                                                                    --------------
             MULTI-LINE INSURANCE (0.4%)
       160   AIG Sun America Global Finance VI - 144A*                     6.30         05/10/11           174,597
        30   American General Finance Corp. (Series MTNH)                 4.625         09/01/10            30,175
        45   Hartford Financial Services Group, Inc. (The) (Note 4)       2.375         06/01/06            44,206
        15   International Lease Finance Corp.                             2.95         05/23/06            14,873
        30   International Lease Finance Corp.                             3.75         08/01/07            29,756
                                                                                                    --------------
                                                                                                           293,607
                                                                                                    --------------
             OIL & GAS PIPELINES (0.9%)
       220   El Paso Production Holdings                                   7.75         06/01/13           235,950
        95   Pacific Energy Partners/Finance                              7.125         06/15/14            99,394
        40   Southern Natural Gas                                         8.875         03/15/10            44,077
       205   Williams Companies, Inc. (The)                               7.875         09/01/21           234,213
                                                                                                    --------------
                                                                                                           613,634
                                                                                                    --------------
             OIL & GAS PRODUCTION (1.6%)
       160   Chesapeake Energy Corp.                                       7.50         09/15/13           174,000
        50   Chesapeake Energy Corp. - 144A*                              6.625         01/15/16            51,875
       160   Hilcorp Energy/Finance - 144A*                               10.50         09/01/10           177,600
        35   Kerr-McGee Corp.                                             7.875         09/15/31            40,030
        40   Magnum Hunter Resources, Inc.                                 9.60         03/15/12            44,600
       170   Pemex Project Funding Master Trust - 144A*                    4.71**       06/15/10           175,780

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
$       80   Pemex Project Funding Master Trust - 144A*                    9.50%        09/15/27    $      104,800
        60   Plains E & P Corp.                                           7.125         06/15/14            64,500
       200   Vintage Petroleum, Inc.                                      7.875         05/15/11           212,000
                                                                                                    --------------
                                                                                                         1,045,185
                                                                                                    --------------
             OIL REFINING/MARKETING (0.7%)
       210   CITGO Petroleum Corp.                                         6.00         10/15/11           210,525
       170   Husky Oil Ltd.                                                8.90         08/15/28           188,838
        65   Tesoro Petroleum Corp.                                       9.625         04/01/12            72,231
                                                                                                    --------------
                                                                                                           471,594
                                                                                                    --------------
             OILFIELD SERVICES/EQUIPMENT (0.4%)
        20   Hanover Compressor Co.                                       8.625         12/15/10            21,250
        50   Hanover Compressor Co.                                        9.00         06/01/14            53,500
       100   Hanover Equipment Trust 2001 A (Series A)                     8.50         09/01/08           104,500
        60   Hanover Equipment Trust 2001 B (Series B)                     8.75         09/01/11            64,050
                                                                                                    --------------
                                                                                                           243,300
                                                                                                    --------------
             PHARMACEUTICALS: MAJOR (0.3%)
        55   VWR International Inc.                                       6.875         04/15/12            54,450
        70   VWR International Inc.                                        8.00         04/15/14            67,025
        90   Warner Chilcott Corp. - 144A*                                 8.75         02/01/15            87,975
                                                                                                    --------------
                                                                                                           209,450
                                                                                                    --------------
             PROPERTY - CASUALTY INSURERS (0.1%)
        85   St. Paul Travelers                                            5.01         08/16/07            86,102
                                                                                                    --------------
             PUBLISHING: BOOKS/MAGAZINES (0.9%)
        59   Dex Media East/Finance                                      12.125         11/15/12            70,948
        95   Dex Media West/Finance                                       9.875         08/15/13           108,775
        20   Houghton Mifflin Co.                                          8.25         02/01/11            20,850
       130   Houghton Mifflin Co.                                         9.875         02/01/13           139,425
        50   Houghton Mifflin Co.                                         11.50@@       10/15/13            36,750
       175   PRIMEDIA, Inc.                                               8.875         05/15/11           184,188
                                                                                                    --------------
                                                                                                           560,936
                                                                                                    --------------
             PULP & PAPER (0.2%)
       115   Georgia-Pacific Corp.                                        8.875         02/01/10           131,100
                                                                                                    --------------
             RAILROADS (0.4%)
        25   Burlington North Santa Fe Railway Co.                        4.575         01/15/21            25,223
        70   Norfolk Southern Corp.                                        7.35         05/15/07            73,917
        30   Union Pacific Corp.                                          3.625         06/01/10            28,859
       100   Union Pacific Corp. - 144A*                                  5.214         09/30/14           103,239
        30   Union Pacific Corp. (Series MTNE)                             6.79         11/09/07            31,763
                                                                                                    --------------
                                                                                                           263,001
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS (0.3%)
$       24   HMH Properties, Inc. (Series B)                              7.875%        08/01/08    $       24,480
       105   Host Marriott LP                                             7.125         11/01/13           109,988
        85   Host Marriott LP - 144A*                                     6.375         03/15/15            84,575
                                                                                                    --------------
                                                                                                           219,043
                                                                                                    --------------
             REGIONAL BANKS (0.2%)
AUD    200   KFW International Inc.                                        6.25         07/15/05           152,099
                                                                                                    --------------
             SAVINGS BANKS (0.1%)
$       25   Household Finance Corp.                                      4.125         12/15/08            24,859
        15   Household Finance Corp.                                      6.375         10/15/11            16,421
                                                                                                    --------------
                                                                                                            41,280
                                                                                                    --------------
             SPECIALTY STORES (0.9%)
       130   Autonation, Inc.                                              9.00         08/01/08           142,675
       115   General Nutrition Centers Inc.                                8.50         12/01/10            92,575
       150   Petro Stopping Centers LP/Petro Financial Corp.               9.00         02/15/12           151,500
       210   Sonic Automotive, Inc.                                       8.625         08/15/13           213,150
                                                                                                    --------------
                                                                                                           599,900
                                                                                                    --------------
             SPECIALTY TELECOMMUNICATIONS (1.3%)
        85   American Tower Corp.                                         7.125         10/15/12            90,313
        90   American Tower Corp.                                          7.50         05/01/12            96,525
        31   Panamsat Corp.                                                9.00         08/15/14            33,984
       190   Panamsat Holding Corp.                                      10.375@@       11/01/14           131,575
       125   Qwest Communications International - 144A*                   7.268**       02/15/09           123,438
       220   Qwest Services Corp.                                         13.50         12/15/10           255,200
        25   Qwest Services Corp.                                         14.00         12/15/14            30,438
        90   Satelites Mexicanos SA (c)                                  10.125         11/01/04            48,150
        20   U.S. West Communications Corp.                               5.625         11/15/08            19,750
                                                                                                    --------------
                                                                                                           829,373
                                                                                                    --------------
             STEEL (0.5%)
       165   Amsted Industries Inc. - 144A*                               10.25         10/15/11           179,025
       135   United States Steel Corp.                                     9.75         05/15/10           146,475
                                                                                                    --------------
                                                                                                           325,500
                                                                                                    --------------
             TELECOMMUNICATIONS (0.4%)
       130   AT&T Corp.                                                    9.75         11/15/31           169,813
       184   Exodus Communications, Inc. (a) (c) (h)                     11.625         07/15/10                 0
       433   Rhythms Netconnections, Inc. (a) (c) (h)                     12.75         04/15/09                 0
        55   Sprint Capital Corp.                                          8.75         03/15/32            76,750
                                                                                                    --------------
                                                                                                           246,563
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             TOBACCO (0.3%)
$       35   Altria Group, Inc.                                            7.00%        11/04/13    $       39,231
       110   Altria Group, Inc.                                            7.75         01/15/27           132,468
                                                                                                    --------------
                                                                                                           171,699
                                                                                                    --------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.6%)
       175   Caterpillar Financial Services Corp.                          3.35**       08/20/07           175,304
        25   Commercial Vehicle Group Inc. - 144A*                         8.00         07/01/13            25,531
       122   Manitowoc Inc. (The)                                         10.50         08/01/12           138,470
        60   NMHG Holding Co.                                             10.00         05/15/09            63,300
                                                                                                    --------------
                                                                                                           402,605
                                                                                                    --------------
             WHOLESALE DISTRIBUTORS (0.4%)
       150   Buhrmann US, Inc.                                             8.25         07/01/14           150,750
       115   Nebraska Book Company, Inc.                                  8.625         03/15/12           107,813
                                                                                                    --------------
                                                                                                           258,563
                                                                                                    --------------
             WIRELESS TELECOMMUNICATIONS (0.7%)
        45   AT&T Wireless Services, Inc.                                  8.75         03/01/31            63,269
        75   Rural Cellular Corp.                                          7.91**       03/15/10            77,625
       110   SBA Communications Corp.                                      8.50         12/01/12           119,075
        97   SBA Communications Corp.                                      9.75@@       12/15/11            89,725
       110   Ubiquitel Operating Co.                                      9.875         03/01/11           121,275
                                                                                                    --------------
                                                                                                           470,969
                                                                                                    --------------
             TOTAL CORPORATE BONDS
              (COST $26,995,926)                                                                        26,014,442
                                                                                                    --------------
             ASSET-BACKED SECURITIES (10.1%)
             FINANCE/RENTAL/LEASING (9.1%)
       475   Ace Securities Corp. 2005-HE4 A2A                            3.436         07/25/35           473,052
       400   Aegis Asset Backed Securities Trust 2005-3 A1                 3.42         08/25/35           400,000
       650   BA Master Credit Card Trust 2001-A A                          3.34**       06/15/08           651,053
       345   Bear Stearns Asset Backed Securities, Inc.
              2004-HE5 1A1                                                3.504**       08/25/31           344,879
       325   Capital Auto Receivables Asset Trust 2005-1 A3                3.28**       04/15/08           325,413
        16   Chase Funding Mortgage Loan 2004-1 1A                        3.424**       11/25/18            15,780
       316   Equifirst Mortgage Loan Trust 2005-1 A1                       3.37**       04/25/35           316,600
       525   GE Capital Credit Card Master Note Trust 2004-1 A             3.27**       06/15/10           525,783
       300   GSAMP Trust 2005 -HE3                                         3.42         06/25/35           300,000
       450   Long Beach Mortgage Loan Trust 2005-WL1 2A1                  3.498         06/25/35           450,000
       600   MBNA Master Credit Card Trust                                 3.36**       02/16/10           602,159
       450   Merrill Auto Trust Securitization 2005-1 A2B                  3.31         04/25/08           450,351
       428   Novastar Home Equity Loan 2005-1 A2A                          3.43         06/25/35           428,624

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON             MATURITY
 THOUSANDS                                                                RATE                DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------
$      325   Park Place Securities Inc. 2005-WCW2 A2A                      3.41%            07/25/35         $      325,000
       354   Structured Asset Securities Corp. 2005-WMC1 A1               3.394**           01/25/35                354,298
                                                                                                             --------------
                                                                                                                  5,962,992
                                                                                                             --------------
             INVESTMENT TRUSTS/MUTUAL FUNDS (1.0%)
       596   Targeted Return Index - 144A*                                8.218             08/01/15                630,805
                                                                                                             --------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $6,572,786)                                                                                   6,593,797
                                                                                                             --------------
             MORTGAGE-BACKED SECURITIES (4.2%)
             Federal Home Loan Mortgage Corp. (0.5%)
       294                                                                 7.50       11/01/29 - 06/01/32           315,198
                                                                                                             --------------
             Federal National Mortgage Assoc. (3.5%)
       922                                                                 6.50       07/01/29 - 11/01/33           957,062
       334                                                                 7.00       04/01/31 - 05/01/32           352,584
       263                                                                 7.50       02/01/31 - 03/01/32           280,590
       548                                                                 8.00       02/01/12 - 06/01/31           588,536
       114                                                                 8.50            06/01/30                 123,829
                                                                                                             --------------
                                                                                                                  2,302,601
                                                                                                             --------------
             Government National Mortgage Assoc. (0.2%)
       111                                                                 7.50       04/15/26 - 08/15/29           118,822
        38                                                                 8.00            02/15/26                  41,056
                                                                                                             --------------
                                                                                                                    159,878
                                                                                                             --------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $2,750,892)                                                                                   2,777,677
                                                                                                             --------------
             U.S. GOVERNMENT AGENCY & OBLIGATIONS (21.0%)
       270   Federal Home Loan Mortgage Corp.                             5.125            11/07/13                 271,052
             U.S. Treasury Bonds
     1,925                                                                6.125            08/15/29               2,458,512
       565                                                                6.375            08/15/27                 732,712
       185                                                                8.125            08/15/21                 268,626
       460                                             (b)                 8.75            05/15/17                 660,621
             U.S. Treasury Notes
     1,000                                                                3.875            02/15/13               1,001,524
     3,950                                                                 4.25            08/15/13               4,049,986
       705                                                                 8.75            08/15/20               1,061,025
             U.S. Treasury Strips
       700                                                                 0.00            02/15/06                 685,511
     5,150                                                                 0.00       08/15/17 - 02/15/27         2,579,886
                                                                                                             --------------
             TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
              (COST $12,879,538)                                                                                 13,769,455
                                                                                                             --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             TOTAL UNITED STATES
              (COST $49,199,142)                                                                    $   49,155,371
                                                                                                    --------------
             TOTAL GOVERNMENT & CORPORATE BONDS
              (COST $58,695,773)                                                                        58,701,476
                                                                                                    --------------
             CONVERTIBLE BOND (0.2%)
             TELECOMMUNICATIONS EQUIPMENT
$      130   Nortel Networks Corp. (Cost $124,913)                         4.25%        09/01/08           121,875
                                                                                                    --------------

NUMBER OF
  SHARES
----------
             COMMON STOCKS (e) (0.3%)
             APPAREL/FOOTWEAR RETAIL (0.0%)
    50,166   County Seat Stores Corp. (d) (h)                                                                    0
                                                                                                    --------------
             CASINO/GAMING (0.0%)
       787   Fitzgeralds Gaming Corp.+ (h)                                                                       0
                                                                                                    --------------
             FOOD: SPECIALTY/CANDY (0.0%)
       100   SFAC New Holdings Inc.++ (d) (h)                                                                    0
        18   SFFB New Holdings Inc. (d) (h)                                                                      0
                                                                                                    --------------
                                                                                                                 0
                                                                                                    --------------
             MEDICAL/NURSING SERVICES (0.0%)
    34,888   Raintree Healthcare Corp. (d) (h)                                                                   0
                                                                                                    --------------
             RESTAURANTS (0.0%)
    10,137   Catalina Restaurant Group (d) (h)                                                              24,633
                                                                                                    --------------
             SPECIALTY TELECOMMUNICATIONS (0.0%)
     1,171   Birch Telecom Inc. (d) (h)                                                                         12
    16,679   PFB Telecom NV (Series B) (d) (h)                                                                   0
                                                                                                    --------------
                                                                                                                12
                                                                                                    --------------
             TEXTILES (0.0%)
    11,192   U.S. Leather, Inc. (d) (h)                                                                          0
                                                                                                    --------------
             TELECOMMUNICATIONS (0.0%)
       352   Viatel Holdings Bermuda Ltd. (d)                                                                   25
                                                                                                    --------------
             WIRELESS TELECOMMUNICATIONS (0.3%)
     2,475   NII Holdings, Inc. (Class B) (d)                                                              158,251
        46   USA Mobility, Inc. (d)                                                                          1,350
     4,516   Vast Solutions, Inc. (Class B1) (d) (h)                                                             0
     4,516   Vast Solutions, Inc. (Class B2) (d) (h)                                                             0
     4,516   Vast Solutions, Inc. (Class B3) (d) (h)                                                             0
                                                                                                    --------------
                                                                                                           159,601
                                                                                                    --------------
             TOTAL COMMON STOCKS
              (COST $3,223,974)                                                                            184,271
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------
             NON-CONVERTIBLE PREFERRED STOCKS (0.4%)
             BROADCASTING (0.1%)
         4   Paxson Communications Corp.@                                                           $       26,455
                                                                                                    --------------
             ELECTRIC UTILITIES (0.3%)
       180   TNP Enterprises, Inc. (Series D)@                                                             204,300
                                                                                                    --------------
             RESTAURANTS (0.0%)
        20   Catalina Restaurant Group (Units)^(h)                                                          18,183
                                                                                                    --------------
             TOTAL NON-CONVERTIBLE PREFERRED STOCKS
              (COST $249,016)                                                                              248,938
                                                                                                    --------------

 NUMBER OF                                                                 EXPIRATION
 WARRANTS                                                                     DATE
----------                                                              ----------------
             WARRANTS (e) (0.0%)
             CASINO/GAMING (0.0%)
     9,000   Aladdin Gaming Enterprises, Inc. - 144A* (h)                   03/01/10                             0
       250   Resort At Summerlin LP - 144A* (h)                             12/15/07                             0
                                                                                                    --------------
                                                                                                                 0
                                                                                                    --------------
             ELECTRIC UTILITIES (0.0%)
       125   TNP Enterprises, Inc. - 144A* (h)                              04/01/11                         3,000
                                                                                                    --------------
             RESTAURANTS (0.0%)
     4,250   Catalina Restaurant Group (d) (h)                              07/10/12                             0
                                                                                                    --------------
             TOTAL WARRANTS
              (COST $3,842)                                                                                  3,000
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (9.0%)
             REPURCHASE AGREEMENT
$    5,708   Joint repurchase agreement account
              (dated 06/30/05; proceeds $5,708,531) (g)
              (COST $5,708,000)                                            3.35%        07/01/05    $    5,708,000
                                                                                                    --------------
       195   The Bank of New York
              (dated 06/30/05; proceeds $194,621) (f)
              (COST $194,604)                                             3.125         07/01/05           194,604
                                                                                                    --------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $5,902,604)                                                                          5,902,604
                                                                                                    --------------
             TOTAL INVESTMENTS
              (COST $68,200,122) (i) (j)                                                    99.6%       65,162,164
             OTHER ASSETS IN EXCESS OF LIABILITIES                                           0.4           289,453
                                                                                        --------    --------------
             NET ASSETS                                                                    100.0%   $   65,451,617
                                                                                        ========    ==============

----------
  *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  **   FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
       2005.
  +    RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
  ++   RESALE IS RESTRICTED; ACQUIRED (06/10/99) AT A COST BASIS OF $1.
  +++  TURKISH CURRENCY INDEX CREDIT LINKED UNSECURED NOTE.
  ^ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
  @    PAYMENT-IN-KIND SECURITY.
  @@ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
  (a)  ISSUER IN BANKRUPTCY.
  (b) ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $31,300.
  (c)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
  (d)  ACQUIRED THROUGH EXCHANGE OFFER.
  (e)  NON-INCOME PRODUCING SECURITIES.
  (f) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.126% DUE 07/01/18 VALUED AT $198,496.
  (g)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (h) SECURITIES WITH A TOTAL MARKET VALUE EQUAL TO $45,816 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S DIRECTORS.
  (i) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $33,362,218 IN CONNECTION WITH FORWARD FOREIGN CURRENCY CONTRACTS AND OPEN FUTURES CONTRACTS.
  (j) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,486,635 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,524,593, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,037,958.

BOND INSURANCE:

FSA    FINANCIAL SECURITY ASSURANCE INC.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2005

NUMBER OF                         DESCRIPTION, DELIVERY      UNDERLYING FACE        UNREALIZED
CONTRACTS          SHORT             MONTH AND YEAR          AMOUNT AT VALUE       DEPRECIATION
------------------------------------------------------------------------------------------------
   108             Short       US Treasury Notes 5 Year,
                               September 2005                $   (11,760,188)      $     (29,381)
    80             Short       US Treasury Notes 2 Year,
                               September 2005                    (16,615,000)             (1,962)
     8             Short       US Treasury Notes 10 Year,
                               September 2005                       (907,750)            (10,582)
    26             Short       US Treasury Bonds 20 Year,
                               September 2005                     (3,087,500)            (60,606)
                                                                                   -------------
      Total unrealized depreciation                                                $    (102,531)
                                                                                   =============

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JUNE 30, 2005

 CONTRACT      IN EXCHANGE    DELIVERY    UNREALIZED
TO DELIVER         FOR          DATE     DEPRECIATION
-----------------------------------------------------
AUD  200,000   $   150,790    08/23/05   $       (782)

CURRENCY ABBREVIATIONS:
AUD  Australian Dollar.
JPY  Japanese Yen.

SUMMMARY OF INVESTMENTS

LONG-TERM CREDIT ANALYSIS

AAA             43.2%
AA               5.3
A                3.4
BBB             11.3
BB              13.5
B               22.2
NR               1.1
               -----
               100.0%*
               =====

----------
* DOES NOT INCLUDE OUTSTANDING SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $32,370,438 AND TOTAL UNREALIZED DEPRECIATION OF $102,531 AND AN OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACT WITH UNREALIZED DEPRECIATION OF $782.

                        SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

NUMBER OF
  SHARES                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (67.9%)
             AEROSPACE & DEFENSE (1.5%)
    13,400   Northrop Grumman Corp.                                                                 $      740,350
    17,520   Raytheon Co.                                                                                  685,382
                                                                                                    --------------
                                                                                                         1,425,732
                                                                                                    --------------
             BEVERAGES: NON-ALCOHOLIC (1.0%)
    22,690   Coca-Cola Co. (The)                                                                           947,308
                                                                                                    --------------
             BIOTECHNOLOGY (0.7%)
    18,000   Chiron Corp.*                                                                                 628,020
                                                                                                    --------------
             BROADCASTING (1.4%)
    41,450   Clear Channel Communications, Inc.                                                          1,282,049
                                                                                                    --------------
             CHEMICALS: MAJOR DIVERSIFIED (2.6%)
    54,080   Bayer AG (ADR) (Germany)                                                                    1,799,782
    14,460   Dow Chemical Co. (The)                                                                        643,904
                                                                                                    --------------
                                                                                                         2,443,686
                                                                                                    --------------
             COMPUTER PROCESSING HARDWARE (1.0%)
    41,150   Hewlett-Packard Co.                                                                           967,437
                                                                                                    --------------
             DEPARTMENT STORES (0.8%)
    13,350   Kohl's Corp.*                                                                                 746,399
                                                                                                    --------------
             DISCOUNT STORES (1.7%)
     8,210   Target Corp.                                                                                  446,706
    23,500   Wal-Mart Stores, Inc.                                                                       1,132,700
                                                                                                    --------------
                                                                                                         1,579,406
                                                                                                    --------------
             ELECTRIC UTILITIES (2.8%)
    16,470   American Electric Power Co., Inc.                                                             607,249
     9,620   Entergy Corp.                                                                                 726,791
    10,910   Exelon Corp.                                                                                  560,010
    14,600   FirstEnergy Corp.                                                                             702,406
                                                                                                    --------------
                                                                                                         2,596,456
                                                                                                    --------------
             FINANCE/RENTAL/LEASING (1.5%)
    18,750   Freddie Mac                                                                                 1,223,063
     8,700   MBNA Corp.                                                                                    227,592
                                                                                                    --------------
                                                                                                         1,450,655
                                                                                                    --------------
             FINANCIAL CONGLOMERATES (5.2%)
    34,650   Citigroup, Inc.                                                                             1,601,870
    53,796   JPMorgan Chase & Co.                                                                        1,900,075
    12,690   Prudential Financial, Inc.                                                                    833,225
    11,170   State Street Corp.                                                                            538,953
                                                                                                    --------------
                                                                                                         4,874,123
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------
             FINANCIAL PUBLISHING/SERVICES (0.4%)
     9,400   Equifax, Inc.                                                                          $      335,674
                                                                                                    --------------
             FOOD: MAJOR DIVERSIFIED (2.0%)
    15,130   Kraft Foods Inc. (Class A)                                                                    481,285
    21,130   Unilever N.V. (NY Registered Shares) (Netherlands)                                          1,369,858
                                                                                                    --------------
                                                                                                         1,851,143
                                                                                                    --------------
             FOOD: SPECIALTY/CANDY (0.7%)
    16,800   Cadbury Schweppes PLC (ADR) (United Kingdom)                                                  643,944
                                                                                                    --------------
             HOTELS/RESORTS/CRUISELINES (0.4%)
     5,300   Marriott International, Inc. (Class A)                                                        361,566
                                                                                                    --------------
             HOUSEHOLD/PERSONAL CARE (0.7%)
    10,620   Kimberly-Clark Corp.                                                                          664,706
                                                                                                    --------------
             INDUSTRIAL CONGLOMERATES (2.9%)
    41,790   General Electric Co.                                                                        1,448,024
     7,010   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                                   500,164
    12,840   Siemens AG (ADR) (Germany)                                                                    932,826
                                                                                                    --------------
                                                                                                         2,881,014
                                                                                                    --------------
             INDUSTRIAL MACHINERY (0.2%)
     3,770   Parker Hannifin Corp.                                                                         233,778
                                                                                                    --------------
             INTEGRATED OIL (5.2%)
    20,810   BP PLC (ADR) (United Kingdom)                                                               1,298,128
    20,710   ConocoPhillips                                                                              1,190,618
    16,410   Exxon Mobil Corp.                                                                             943,083
    22,080   Royal Dutch Petroleum Co. (NY Registered Shares) (Netherlands)                              1,432,992
                                                                                                    --------------
                                                                                                         4,864,821
                                                                                                    --------------
             INVESTMENT BANKS/BROKERS (3.8%)
     2,700   Goldman Sachs Group, Inc. (The)                                                               275,454
    12,190   Lehman Brothers Holdings Inc.                                                               1,210,223
    25,270   Merrill Lynch & Co., Inc.                                                                   1,390,103
    65,640   Schwab (Charles) Corp. (The)                                                                  740,419
                                                                                                    --------------
                                                                                                         3,616,199
                                                                                                    --------------
             LIFE/HEALTH INSURANCE (0.2%)
    17,800   Aegon N.V. (NY Registered Shares) (Netherlands)                                               229,086
                                                                                                    --------------
             MAJOR BANKS (1.5%)
    21,450   Bank of America Corp.                                                                         978,335
     8,390   PNC Financial Services Group                                                                  456,919
                                                                                                    --------------
                                                                                                         1,435,254
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------
             MAJOR TELECOMMUNICATIONS (2.4%)
    22,120   France Telecom S.A. (ADR) (France)                                                     $      644,577
    23,930   Sprint Corp.                                                                                  600,404
    29,340   Verizon Communications Inc.                                                                 1,013,697
                                                                                                    --------------
                                                                                                         2,258,678
                                                                                                    --------------
             MANAGED HEALTH CARE (1.3%)
    11,520   CIGNA Corp.                                                                                 1,232,986
                                                                                                    --------------
             MEDIA CONGLOMERATES (3.4%)
    40,810   Disney (Walt) Co. (The)                                                                     1,027,596
    91,360   Time Warner, Inc.*                                                                          1,526,626
    20,300   Viacom Inc. (Class B) (Non-Voting)                                                            650,006
                                                                                                    --------------
                                                                                                         3,204,228
                                                                                                    --------------
             MEDICAL SPECIALTIES (1.2%)
     8,200   Applera Corp. - Applied Biosystems Group                                                      161,294
    11,160   Bausch & Lomb, Inc.                                                                           926,280
                                                                                                    --------------
                                                                                                         1,087,574
                                                                                                    --------------
             MOTOR VEHICLES (0.8%)
    31,280   Honda Motor Co., Ltd. (ADR) (Japan)                                                           769,801
                                                                                                    --------------
             MULTI-LINE INSURANCE (0.6%)
     7,270   Hartford Financial Services Group, Inc. (The)                                                 543,651
                                                                                                    --------------
             OIL REFINING/MARKETING (1.0%)
    11,880   Valero Energy Corp.                                                                           939,827
                                                                                                    --------------
             OILFIELD SERVICES/EQUIPMENT (1.5%)
    18,100   Schlumberger Ltd. (Netherlands Antilles)                                                    1,374,514
                                                                                                    --------------
             PACKAGED SOFTWARE (0.9%)
    38,170   Symantec Corp.*                                                                               829,816
                                                                                                    --------------
             PHARMACEUTICALS: MAJOR (8.7%)
    75,820   Bristol-Myers Squibb Co.                                                                    1,893,984
    12,190   GlaxoSmithKline PLC (ADR) (United Kingdom)                                                    591,337
    17,060   Lilly (Eli) & Co.                                                                             950,413
    24,320   Roche Holdings Ltd. (ADR) (Switzerland)                                                     1,532,160
    18,900   Sanofi-Aventis (ADR) (France)                                                                 774,711
    73,810   Schering-Plough Corp.                                                                       1,406,819
    22,980   Wyeth                                                                                       1,022,610
                                                                                                    --------------
                                                                                                         8,172,034
                                                                                                    --------------
             PRECIOUS METALS (0.9%)
    21,420   Newmont Mining Corp.                                                                          836,023
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------
             PROPERTY - CASUALTY INSURERS (2.4%)
    14,750   Chubb Corp. (The)                                                                      $    1,262,748
    26,426   St. Paul Travelers Companies, Inc. (The)                                                    1,044,620
                                                                                                    --------------
                                                                                                         2,307,368
                                                                                                    --------------
             RAILROADS (0.3%)
    10,640   Norfolk Southern Corp.                                                                        329,414
                                                                                                    --------------
             RESTAURANTS (0.3%)
    10,580   McDonald's Corp.                                                                              293,595
                                                                                                    --------------
             SEMICONDUCTORS (1.5%)
    31,940   Intel Corp.                                                                                   832,356
    56,980   Micron Technology, Inc.*                                                                      581,766
                                                                                                    --------------
                                                                                                         1,414,122
                                                                                                    --------------
             TELECOMMUNICATION EQUIPMENT (1.1%)
    56,280   Motorola, Inc.                                                                              1,027,673
                                                                                                    --------------
             TOBACCO (0.7%)
    10,130   Altria Group, Inc.                                                                            655,006
                                                                                                    --------------
             WIRELESS TELECOMMUNICATIONS (0.7%)
    21,560   Nextel Communications, Inc. (Class A)*                                                        696,604
                                                                                                    --------------
             TOTAL COMMON STOCKS
              (COST $52,002,610)                                                                        64,031,370
                                                                                                    --------------

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE
----------                                                              --------        --------
             CORPORATE BONDS (8.5%)
             ADVERTISING/MARKETING SERVICES (0.1%)
$       50   WPP Finance (UK) Corp. (United Kingdom)                       5.875%       06/15/14            52,955
                                                                                                    --------------
             AEROSPACE & DEFENSE (0.2%)
        55   Northrop Grumman Corp.                                        4.079        11/16/06            54,859
        25   Raytheon Co.                                                   8.30        03/01/10            29,001
       112   Systems 2001 Asset Trust LLC - 144A**
              (Cayman Islands)                                             6.664        09/15/13           122,653
                                                                                                    --------------
                                                                                                           206,513
                                                                                                    --------------
             AIR FREIGHT/COURIERS (0.1%)
        50   Fedex Corp.                                                    2.65        04/01/07            48,717
                                                                                                    --------------
             AIRLINES (0.2%)
       105   America West Airlines, Inc. (Series 01-1)                      7.10        04/02/21           110,752
        45   Southwest Airlines Co. (Series 01-1)                          5.496        11/01/06            45,791
                                                                                                    --------------
                                                                                                           156,543
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             BEVERAGES: ALCOHOLIC (0.2%)
$       75   Fosters Finance Corp. - 144A** (Australia)                    5.125%       06/15/15    $       75,439
        75   Miller Brewing Co. - 144A**                                    4.25        08/15/08            74,726
                                                                                                    --------------
                                                                                                           150,165
                                                                                                    --------------
             CABLE/SATELLITE TV (0.2%)
        10   Comcast Cable Communications Inc.                              6.75        01/30/11            11,045
        55   Comcast Corp.                                                  6.50        01/15/15            61,416
        10   Comcast Corp.                                                 7.625        02/15/08            10,746
        65   Cox Communications, Inc.                                      4.625        01/15/10            64,894
        55   TCI Communications, Inc.                                      7.875        02/15/26            68,885
                                                                                                    --------------
                                                                                                           216,986
                                                                                                    --------------
             CASINO/GAMING (0.0%)
        40   Harrahs Operating Co. Inc. - 144A**                           5.625        06/01/15            40,819
                                                                                                    --------------
             CHEMICALS: MAJOR DIVERSIFIED (0.0%)
        40   ICI Wilmington Inc.                                           4.375        12/01/08            39,727
                                                                                                    --------------
             CONTAINERS/PACKAGING (0.1%)
        80   Sealed Air Corp. - 144A**                                     5.625        07/15/13            82,338
                                                                                                    --------------
             DRUGSTORE CHAINS (0.2%)
       180   CVS Corp.                                                     5.625        03/15/06           181,891
        14   CVS Corp. - 144A**                                            6.204        10/10/25            15,893
                                                                                                    --------------
                                                                                                           197,784
                                                                                                    --------------
             ELECTRIC UTILITIES (0.9%)
        70   Arizona Public Service Co.                                     5.80        06/30/14            75,329
        20   Arizona Public Service Co.                                     6.75        11/15/06            20,680
        60   Carolina Power & Light Co.                                    5.125        09/15/13            62,047
        40   CC Funding Trust I                                             6.90        02/16/07            41,679
        35   Cincinnati Gas & Electric Co.                                  5.70        09/15/12            37,466
        40   Consolidated Natural Gas Co.                                   5.00        12/01/14            40,540
        15   Consolidated Natural Gas Co. (Series A)                        5.00        03/01/14            15,242
        60   Consolidated Natural Gas Co. (Series C)                        6.25        11/01/11            65,546
        45   Consumers Energy Co.                                           4.80        02/17/09            45,598
        60   Detroit Edison Co. (The)                                      6.125        10/01/10            64,827
        30   Entergy Gulf States, Inc.                                      3.60        06/01/08            29,388
        45   Entergy Gulf States, Inc.                                      3.73        12/01/09            45,149
        40   Exelon Corp.                                                   6.75        05/01/11            44,475
        95   FPL Group Capital Inc.                                         3.25        04/11/06            94,543
        65   Pacific Gas & Electric Co.                                     6.05        03/01/34            71,891
        15   Panhandle Eastern Pipe Line Co. (Series B)                     2.75        03/15/07            14,614
        45   Public Service Electric & Gas Co. (Series MTNB)                5.00        01/01/13            46,506
        20   South Carolina Electric & Gas Co.                              5.30        05/15/33            20,852

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
$       20   Texas Eastern Transmission, LP                                 7.00%       07/15/32    $       24,538
        25   Wisconsin Electric Power Co.                                   3.50        12/01/07            24,626
                                                                                                    --------------
                                                                                                           885,536
                                                                                                    --------------
             ELECTRICAL PRODUCTS (0.1%)
        70   Cooper Industries Inc.                                         5.25        07/01/07            71,313
                                                                                                    --------------
             ELECTRONICS/APPLIANCES (0.0%)
        40   LG Electronics Inc. - 144A** (South Korea)                     5.00        06/17/10            40,152
                                                                                                    --------------
             FINANCE/RENTAL/LEASING (0.6%)
        55   CIT Group, Inc.                                               2.875        09/29/06            54,243
       105   Countrywide Home Loans, Inc. (Series MTN)                      3.25        05/21/08           102,020
        10   Ford Motor Credit Co.                                          7.25        10/25/11             9,635
       110   MBNA Corp.                                                    6.125        03/01/13           120,054
        95   Nationwide Building Society - 144A**
              (United Kingdom)                                              4.25        02/01/10            94,861
        70   Residential Capital Corp. - 144A**                            6.375        06/30/10            70,411
        45   SLM Corp.                                                      4.00        01/15/10            44,498
        75   SLM Corp. (Series MTNA)                                        5.00        10/01/13            76,954
                                                                                                    --------------
                                                                                                           572,676
                                                                                                    --------------
             FINANCIAL CONGLOMERATES (0.7%)
       105   Bank One Corp. (Series MTNA)                                   6.00        02/17/09           110,758
        95   Chase Manhattan Corp.                                          6.00        02/15/09           100,502
        40   Citicorp                                                       6.75        08/15/05            40,141
        90   Citigroup Inc.                                                5.625        08/27/12            96,273
        60   Citigroup Inc.                                                 5.75        05/10/06            60,911
        90   Citigroup Inc.                                                 6.00        02/21/12            98,416
        40   General Electric Capital Corp.                                 4.25        12/01/10            39,899
        10   General Electric Capital Corp. (Series MTNA)                  5.875        02/15/12            10,828
       100   General Electric Capital Corp. (Series MTNA)                   6.75        03/15/32           123,822
        20   General Motors Acceptance Corp.                                4.50        07/15/06            19,731
                                                                                                    --------------
                                                                                                           701,281
                                                                                                    --------------
             FOOD RETAIL (0.2%)
        90   Albertson's Inc.                                               7.45        08/01/29           102,792
        40   Safeway Inc.                                                   7.25        02/01/31            46,464
                                                                                                    --------------
                                                                                                           149,256
                                                                                                    --------------
             FOOD: MAJOR DIVERSIFIED (0.1%)
        20   General Mills Inc.                                            3.875        11/30/07            19,845
        25   Kraft Foods Inc.                                               5.25        06/01/07            25,498
        40   Kraft Foods Inc.                                              5.625        11/01/11            42,489
                                                                                                    --------------
                                                                                                            87,832
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             FOREST PRODUCTS (0.0%)
$       30   Weyerhaeuser Co.                                               6.00%       08/01/06    $       30,542
        11   Weyerhaeuser Co.                                              6.125        03/15/07            11,314
                                                                                                    --------------
                                                                                                            41,856
                                                                                                    --------------
             GAS DISTRIBUTORS (0.2%)
        45   Nisource Finance Corp.                                        3.854        11/23/09            45,221
        65   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)                                                      8.294        03/15/14            77,701
        30   Sempra Energy                                                 4.621        05/17/07            30,155
                                                                                                    --------------
                                                                                                           153,077
                                                                                                    --------------
             HOME FURNISHINGS (0.0%)
        35   Mohawk Industries, Inc. (Series D)                             7.20        04/15/12            40,057
                                                                                                    --------------
             HOTELS/RESORTS/CRUISELINES (0.2%)
        70   Hyatt Equities LLC - 144A**                                   6.875        06/15/07            72,264
       110   Marriott International, Inc. (Series E)                        7.00        01/15/08           116,961
                                                                                                    --------------
                                                                                                           189,225
                                                                                                    --------------
             HOUSEHOLD/PERSONAL CARE (0.1%)
        85   Clorax Co.                                                    3.525        12/14/07            85,172
                                                                                                    --------------
             INDUSTRIAL CONGLOMERATES (0.2%)
        80   Hutchison Whampoa International Ltd. - 144A**
              (Cayman Islands)                                              6.50        02/13/13            87,012
        50   Textron Financial Corp.                                       4.125        03/03/08            49,970
                                                                                                    --------------
                                                                                                           136,982
                                                                                                    --------------
             INSURANCE BROKERS/SERVICES (0.4%)
       200   Farmers Exchange Capital - 144A**                              7.05        07/15/28           216,918
       110   Marsh & McLennan Companies, Inc.                              5.375        07/15/14           109,765
                                                                                                    --------------
                                                                                                           326,683
                                                                                                    --------------
             INVESTMENT BANKS/BROKERS (0.1%)
        50   Goldman Sachs Group Inc. (The)                                 5.25        10/15/13            51,681
        30   Goldman Sachs Group Inc. (The)                                 6.60        01/15/12            33,387
                                                                                                    --------------
                                                                                                            85,068
                                                                                                    --------------
             MAJOR BANKS (0.2%)
        30   Bank of New York Co., Inc. (The)                               5.20        07/01/07            30,586
        65   FleetBoston Financial Corp.                                    7.25        09/15/05            65,460
        55   HSBC Finance Corp.                                             6.75        05/15/11            61,122
                                                                                                    --------------
                                                                                                           157,168
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             MAJOR TELECOMMUNICATIONS (0.5%)
$       75   Deutsche Telekom International Finance NV
              (Netherlands)                                                 8.75%       06/15/30    $      101,864
        70   France Telecom S.A. (France)                                   8.75        03/01/31            97,900
        20   Sprint Capital Corp.                                           8.75        03/15/32            27,909
        60   Telecom Italia Capital SpA - 144A**
              (Luxembourg)                                                  4.00        01/15/10            58,360
        45   Telecom Italia Capital SpA (Luxembourg)                        4.00        11/15/08            44,355
       160   Verizon New England Inc.                                       6.50        09/15/11           174,237
                                                                                                    --------------
                                                                                                           504,625
                                                                                                    --------------
             MANAGED HEALTH CARE (0.2%)
       115   Aetna, Inc.                                                   7.875        03/01/11           134,390
        60   WellPoint Health Networks Inc.                                6.375        06/15/06            61,302
         5   WellPoint Inc.                                                 3.75        12/14/07             4,938
                                                                                                    --------------
                                                                                                           200,630
                                                                                                    --------------
             MEDIA CONGLOMERATES (0.1%)
        30   News America Holdings, Inc.                                    7.75        02/01/24            36,112
        15   News America, Inc.                                             7.28        06/30/28            17,492
        20   Time Warner, Inc.                                             6.625        05/15/29            22,355
        35   Time Warner, Inc.                                              7.70        05/01/32            44,418
                                                                                                    --------------
                                                                                                           120,377
                                                                                                    --------------
             MOTOR VEHICLES (0.2%)
        35   DaimlerChrysler North American Holdings Co.                    7.30        01/15/12            39,161
        35   DaimlerChrysler North American Holdings Co.                    8.50        01/18/31            44,474
        95   Ford Motor Co.                                                 7.45        07/16/31            79,510
        55   General Motors Corp.                                          8.375        07/15/33            46,200
                                                                                                    --------------
                                                                                                           209,345
                                                                                                    --------------
             MULTI-LINE INSURANCE (0.4%)
       180   AIG Sun America Global Finance VI - 144A**                     6.30        05/10/11           196,422
        80   American General Finance Corp. (Series MTNH)                  4.625        09/01/10            80,467
        20   AXA Financial Inc.                                             6.50        04/01/08            21,191
        30   Hartford Financial Services Group, Inc. (The) (Note 4)        2.375        06/01/06            29,471
        30   International Lease Finance Corp.                              3.75        08/01/07            29,756
                                                                                                    --------------
                                                                                                           357,307
                                                                                                    --------------
             OIL & GAS PRODUCTION (0.3%)
        40   Pemex Project Funding Master Trust                            7.375        12/15/14            44,960
       210   Pemex Project Funding Master Trust                            8.625        02/01/22           259,350
                                                                                                    --------------
                                                                                                           304,310
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             OTHER METALS/MINERALS (0.1%)
$       40   Brascan Corp. (Canada)                                        7.125%       06/15/12    $       45,059
                                                                                                    --------------
             PROPERTY - CASUALTY INSURERS (0.3%)
       200   Mantis Reef Ltd. - 144A** (Australia)                         4.692        11/14/08           200,759
        70   St. Paul Travelers                                             5.01        08/16/07            70,908
                                                                                                    --------------
                                                                                                           271,667
                                                                                                    --------------
             PULP & PAPER (0.1%)
        50   Sappi Papier Holding AG - 144A** (Austria)                     6.75        06/15/12            53,507
                                                                                                    --------------
             RAILROADS (0.2%)
        45   Burlington North Santa Fe Railway Co.                         4.575        01/15/21            45,402
        45   Norfolk Southern Corp.                                         7.35        05/15/07            47,518
        35   Union Pacific Corp.                                           6.625        02/01/08            37,005
        10   Union Pacific Corp.                                            6.65        01/15/11            11,138
        25   Union Pacific Corp. (Series MTNE)                              6.79        11/09/07            26,469
                                                                                                    --------------
                                                                                                           167,532
                                                                                                    --------------
             REAL ESTATE DEVELOPMENT (0.2%)
       172   World Financial Properties - 144A**                            6.91        09/01/13           186,899
                                                                                                    --------------
             REAL ESTATE INVESTMENT TRUSTS (0.0%)
        10   EOP Operating L.P.                                             4.75        03/15/14             9,821
        25   EOP Operating L.P.                                            6.763        06/15/07            26,119
                                                                                                    --------------
                                                                                                            35,940
                                                                                                    --------------
             REGIONAL BANKS (0.1%)
       110   Marshall & Isley Bank (Series BKNT)                            3.80        02/08/08           109,191
                                                                                                    --------------
             SAVINGS BANKS (0.3%)
        40   Household Finance Corp.                                       4.125        12/15/08            39,775
        20   Household Finance Corp.                                       5.875        02/01/09            21,011
        25   Household Finance Corp.                                       6.375        10/15/11            27,369
        65   Household Finance Corp.                                        6.40        06/17/08            68,890
        55   Washington Mutual Bank                                         5.50        01/15/13            57,685
        45   Washington Mutual Inc.                                         8.25        04/01/10            51,733
                                                                                                    --------------
                                                                                                           266,463
                                                                                                    --------------
             TOBACCO (0.1%)
        45   Altria Group, Inc.                                             7.00        11/04/13            50,440
        50   Altria Group, Inc.                                             7.75        01/15/27            60,213
                                                                                                    --------------
                                                                                                           110,653
                                                                                                    --------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
        95   Caterpillar Financial Services Corp. (Series MTNF)             3.35        08/20/07            95,165
        20   Caterpillar Financial Services Corp. (Series MTNF)            3.625        11/15/07            19,760
                                                                                                    --------------
                                                                                                           114,925
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATIONS (0.0%)
$       30   AT&T Wireless Services, Inc.                                   8.75%       03/01/31         $       42,179
                                                                                                         --------------
             TOTAL CORPORATE BONDS
              (COST $7,655,975)                                                                               8,016,490
                                                                                                         --------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
        10   United Mexican States (Mexico) (Series MTNA)                   8.00        09/24/22                 12,275
       125   United Mexican States (Mexico) (Series MTN)                    8.30        08/15/31                155,937
        50   United Mexican States (Mexico)                                8.375        01/14/11                 58,325
                                                                                                         --------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $210,812)                                                                                   226,537
                                                                                                         --------------
             MORTGAGE-BACKED SECURITIES (1.8%)
             Federal Home Loan Mortgage Corp.
       279                                                                  6.50        03/01/33                289,796
         1                                                                  7.50        08/01/30                  1,515
       252   Federal Home Loan Mortgage Corp. (Gold)                        7.50   09/01/25 - 06/01/32          269,477
             Federal National Mortgage Assoc.
       294                                                                  6.50        01/01/32                305,018
       185                                                                  7.00   05/01/31 - 09/01/32          194,866
       125                                                                  7.50   08/01/29 - 01/01/31          133,228
       373                                                                  8.00   12/01/28 - 01/01/32          401,454
        81   Government National Mortgage Association                       7.50   08/15/23 - 10/15/29           86,700
                                                                                                         --------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $1,663,232)                                                                               1,682,054
                                                                                                         --------------
             U.S. GOVERNMENT AGENCIES & OBLIGATIONS (15.5%)
       290   Federal Home Loan Mortgage Corp.                              5.125        11/07/13                291,130
       755   Federal National Mortgage Assoc.+                              4.25        05/15/09                763,367

             U.S. Treasury Bonds
       410                                                                 6.375        08/15/27                531,703
     1,540                                                                 7.625        02/15/25              2,219,165
       200                                                                 8.125        08/15/19                283,469
       540                                                                 8.125        08/15/21                784,097
       200                                                                  8.50        02/15/20                293,406
       425                                                                  8.75        08/15/20                639,625

             U.S. Treasury Note
     1,675                                                                 3.875        02/15/13              1,677,553
     5,725                                                                  4.25        08/15/13              5,869,917
       300                                                                 5.625        02/15/06                304,231

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------
             U.S. Treasury Strip
$    1,860                                                                  0.00%       02/15/25         $      794,328
       425                                                                  0.00        02/15/27                166,896
                                                                                                         --------------
             TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
              (COST $13,809,372)                                                                             14,618,887
                                                                                                         --------------
             ASSET-BACKED SECURITIES (4.5%)
             FINANCE/RENTAL/LEASING
       150   American Express Credit Account Master Trust
              2002-3 A                                                      3.33        12/15/09                150,389
       300   American Express Credit Account Master Trust
              2003-3 A                                                      3.33        11/15/10                300,959
        22   Asset Backed Funding Certificates
              2004-HE1 A1                                                  3.444        06/25/22                 22,147
       175   Bank of America Corp.                                          4.00        08/18/09                175,055
       100   Capital Auto Receivables Asset Trust 2004-2 A                  3.35        02/15/08                 99,105
       175   Capital Auto Receivables Asset Trust 2005-1 A4                 4.05        07/15/09                175,328
       150   Caterpillar Financial Asset Trust 2005-A A3                    3.90        02/25/09                149,851
       215   Chase Credit Card Master Trust 2001-4 A                        5.50        11/17/08                218,671
        75   CIT Equipment Collateral 2004-EF1 A3                           3.50        09/20/08                 74,116
       200   Citibank Credit Card Issuance Trust 2000-A1 A1                 6.90        10/15/07                201,955
       100   CNH Equipment Trust 2005-A A3                                  4.02        04/15/09                100,061
       125   Daimler Chrysler Auto Trust 2005-B A3                          4.04        09/08/09                125,208
       125   Ford Credit Auto Owner Trust 2005B A3                          4.17        01/15/09                125,377
       150   GE Dealer Floorplan Master Note Trust 2004-1 A                 3.31        07/20/08                150,093
       200   Harley-Davidson Motorcycle Trust 2005-1 A2                     3.76        12/17/12                198,911
       125   Harley-Davidson Motorcycle Trust 2005-2 A2                     4.07        02/15/12                125,178
       100   Honda Auto Receivables Owner Trust 2005-2 A3                   3.93        01/15/09                 99,971
       150   Honda Auto Receivables Owner Trust 2005-3 A3                   3.87        04/20/09                149,880
       100   Hyundai Auto Reveivables Trust                                 3.98        11/16/09                 99,940
       100   MBNA Master Credit Card Trust 1999-B A                         5.90        08/15/11                106,434
       200   Merrill Auto Trust Securitization 2005-1 A3                    4.10        08/25/09                200,125
       125   National City Auto Receivables Trust 2004-A A4                 2.88        05/15/11                122,128
       175   Nissan Auto Receivables Owner Trust 2005-B A3                  3.99        07/15/09                175,134
        50   TXU Electric Delivery Transition Bond Co. LLC
              2004-1 A2                                                     4.81        11/17/14                 51,292
       200   USAA Auto Owner Trust 2004-2 A-4                               3.58        02/15/11                198,361
       200   USAA Auto Owner Trust 2004-3 A3                                3.16        02/17/09                197,978
       125   USAA Auto Owner Trust 2005-1 A3                                3.90        07/15/09                124,903
       125   Volkswagen Auto Lease Trust 2005-A A3                          3.82        05/20/08                124,830
        75   Wachovia Auto Owner Trust 2004-B A3                            2.91        04/20/09                 74,058

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------
$       75   Wachovia Auto Owner Trust 2005-A A3                            4.06%       09/21/09         $       75,156
        75   World Omni Auto Receivables Trust 2004-A A3                    3.29        11/12/08                 74,408
                                                                                                         --------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $4,264,402)                                                                               4,267,002
                                                                                                         --------------
             SHORT-TERM INVESTMENTS (2.2%)
             U.S. GOVERNMENT OBLIGATION (a) (0.2%)
       200   U.S. Treasury Bill***
              (COST $199,796)                                              2.819        07/14/05                199,796
                                                                                                         --------------
             REPURCHASE AGREEMENT (2.0%)
     1,846   Joint repurchase agreement account
              (dated 06/30/05; proceeds $1,846,172) (b)
              (COST $1,846,000)                                             3.35        07/01/05              1,846,000
                                                                                                         --------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $2,045,796)                                                                               2,045,796
                                                                                                         --------------
             TOTAL INVESTMENTS
              (COST $81,652,199) (c) (d)                                                 100.6%              94,888,136
             LIABILITIES IN EXCESS OF OTHER ASSETS                                        (0.6)                (520,091)
                                                                                         -----           --------------
             NET ASSETS                                                                  100.0%          $   94,368,045
                                                                                         =====           ==============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   *** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $55,800.
   +    SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.
   (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $12,380,360 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
   (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,784,973 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,662,715, RESULTING IN NET UNREALIZED APPRECIATION OF $13,122,258.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

                                                                              UNREALIZED
NUMBER OF                     DESCRIPTION, DELIVERY       UNDERLYING FACE    APPRECIATION/
CONTRACTS    LONG/SHORT          MONTH AND YEAR           AMOUNT AT VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------
     23         Short     U.S. Treasury Notes 2 year,
                          September 2005                  $    (4,776,813)  $        5,942
     20         Short     U.S. Treasury Notes 5 year,
                          September 2005                       (2,177,813)          (1,592)
     26         Short     U.S. Treasury Notes 10 year,
                          September 2005                       (2,950,188)         (31,790)
     13         Short     U.S. Treasury Bond 20 year,
                          September 2005                       (1,543,750)         (28,352)
                                                                            --------------
      Net unrealized depreciation                                           $      (55,792)
                                                                            ==============

                                                          PERCENT OF
TYPE OF INVESTMENT                            VALUE       NET ASSETS
--------------------------------------------------------------------
Common Stocks                             $ 64,031,370       67.9%
U.S. Government Agencies and Obligations    14,618,887       15.5
Corporate Bonds                              8,016,490        8.5
Asset Backed Securities                      4,267,002        4.5
Short-Term Investments                       2,045,796        2.2
Mortgage -Backed Securities                  1,682,054        1.8
Foreign Government Obligations                 226,537        0.2
                                          ------------      -----
                                          $ 94,888,136*     100.6%
                                          ============      =====

----------
* DOES NOT INCLUDE OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $11,448,564 WITH NET DEPRECIATION OF $55,792.

                        SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (96.4%)
             ELECTRIC UTILITIES (51.0%)
   112,000   AES Corp. (The)*                                                                       $    1,834,560
    55,000   Allegheny Energy, Inc.*                                                                     1,387,100
    33,500   Cinergy Corp.                                                                               1,501,470
    35,000   Constellation Energy Group, Inc.                                                            2,019,150
    25,000   Dominion Resources, Inc.                                                                    1,834,750
    64,710   Duke Energy Corp.                                                                           1,923,828
    60,000   Edison International                                                                        2,433,000
    29,500   Entergy Corp.                                                                               2,228,725
    50,000   Exelon Corp.                                                                                2,566,500
    60,000   FPL Group, Inc.                                                                             2,523,600
    70,000   NSTAR                                                                                       2,158,100
    60,000   PG&E Corp.                                                                                  2,252,400
    29,400   Pinnacle West Capital Corp.                                                                 1,306,830
    55,000   PNM Resources Inc.                                                                          1,584,550
    40,000   PPL Corp.                                                                                   2,375,200
    52,000   Reliant Energy, Inc.*                                                                         643,760
    54,000   SCANA Corp.                                                                                 2,306,340
    40,000   Sempra Energy                                                                               1,652,400
    40,000   Southern Co. (The)                                                                          1,386,800
    30,000   TXU Corp.                                                                                   2,492,700
    40,000   Wisconsin Energy Corp.                                                                      1,560,000
    50,000   Xcel Energy, Inc.                                                                             976,000
                                                                                                    --------------
                                                                                                        40,947,763
                                                                                                    --------------
             ELECTRICAL PRODUCTS (1.0%)
   120,000   Active Power, Inc.*                                                                           390,000
    40,000   FuelCell Energy, Inc.*                                                                        408,400
                                                                                                    --------------
                                                                                                           798,400
                                                                                                    --------------
             ENERGY (23.7%)
    40,000   AGL Resources, Inc.                                                                         1,546,000
    38,000   Burlington Resources, Inc.                                                                  2,099,120
    30,000   Equitable Resources, Inc.                                                                   2,040,000
    35,600   KeySpan Corp.                                                                               1,448,920
    25,000   Kinder Morgan, Inc.                                                                         2,080,000
    60,500   MDU Resources Group, Inc.                                                                   1,704,285
    35,000   New Jersey Resources Corp.                                                                  1,688,750
    60,000   NRG Energy Inc.*                                                                            2,256,000
    35,000   Questar Corp.                                                                               2,306,500
    97,000   Williams Companies, Inc. (The)                                                              1,843,000
                                                                                                    --------------
                                                                                                        19,012,575
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (20.7%)
    29,160   ALLTEL Corp.                                                                           $    1,816,085
   115,000   American Tower Corp. (Class A)*                                                             2,417,300
    52,500   BellSouth Corp.                                                                             1,394,925
    30,625   CenturyTel, Inc.                                                                            1,060,544
    48,000   Citizens Communications Co.                                                                   645,120
    40,000   Nextel Communications, Inc. (Class A)*                                                      1,292,400
    75,000   SBA Communications Corp.*                                                                   1,012,500
    45,272   SBC Communications, Inc.                                                                    1,075,210
   100,000   Sprint Corp. (FON Group)                                                                    2,509,000
    36,400   Telefonica S.A. (ADR) (Spain)                                                               1,779,960
    23,394   Verizon Communications Inc.                                                                   808,263
    35,000   Vodafone Group PLC (ADR) (United Kingdom)                                                     851,200
                                                                                                    --------------
                                                                                                        16,662,507
                                                                                                    --------------
             TOTAL COMMON STOCKS
              (COST $45,162,258)                                                                        77,421,245
                                                                                                    --------------

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE
----------                                                              --------        --------
             CORPORATE BONDS (1.9%)
             ELECTRIC UTILITIES (0.8%)
$       45   Appalachian Power Co. (Series G)                               3.60%       05/15/08            44,203
        25   Carolina Power & Light Co.                                    5.125        09/15/13            25,853
        45   Cleco Power LLC                                               5.375        05/01/13            46,454
        60   Commonwealth Edison Co. (Series 98)                            6.15        03/15/12            66,431
        35   Duquesne Light Co. (Series O)                                  6.70        04/15/12            39,409
        10   Entergy Gulf States, Inc.                                      3.60        06/01/08             9,796
        10   Entergy Gulf States, Inc.                                      3.73        12/01/09            10,033
        45   Exelon Corp.                                                   6.75        05/01/11            50,035
        25   FirstEnergy Corp. (Series B)                                   6.45        11/15/11            27,353
        15   Indianapolis Power & Light Co. - 144A**                        6.30        07/01/13            16,354
        60   Jersey Central Power & Light Co. (Series MTN)                  6.45        05/15/06            61,204
        20   Pacific Gas & Electric Co.                                     6.05        03/01/34            22,120
        65   Pinnacle West Capital Corp.                                    6.40        04/01/06            65,888
        55   Public Service Co. of New Mexico (Series B)                    7.50        08/01/18            65,582
        50   Public Service Electric & Gas Co. (Series MTNB)                5.00        01/01/13            51,673
        30   Texas-New Mexico Power Co.                                     6.25        01/15/09            31,627
        20   TXU Energy Co.                                                 7.00        03/15/13            22,338
                                                                                                    --------------
                                                                                                           656,353
                                                                                                    --------------
             ENERGY (0.0%)
        15   Panhandle Eastern Pipe Line Co.                                4.80        08/15/08            15,197
        10   Panhandle Eastern Pipe Line Co. (Series B)                     2.75        03/15/07             9,743
                                                                                                    --------------
                                                                                                            24,940
                                                                                                    --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                               COUPON         MATURITY
 THOUSANDS                                                                RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (1.1%)
$       10   AT&T Corp.                                                     9.05%       11/15/11    $       11,575
        60   AT&T Wireless Services, Inc.                                  7.875        03/01/11            69,811
        35   AT&T Wireless Services, Inc.                                   8.75        03/01/31            49,209
        60   Bellsouth Corp.                                                4.20        09/15/09            59,844
        30   British Telecommunications PLC (United Kingdom)               8.375        12/15/10            35,559
        70   Deutsche Telekom International Finance Corp.
              (Netherlands)                                                 8.75        06/15/30            95,073
        60   France Telecom S.A. (France)                                   8.75        03/01/31            83,915
       180   GTE Corp.                                                      7.90        02/01/27           195,074
        30   SBC Communications, Inc.                                       5.75        05/02/06            30,433
        20   SBC Communications, Inc.                                       6.45        06/15/34            22,565
        35   Sprint Capital Corp.                                          8.375        03/15/12            42,154
        35   Sprint Capital Corp.                                           8.75        03/15/32            48,841
        45   Telecom Italia Capital SpA (Luxembourg)                        4.00        11/15/08            44,355
        50   Vodafone Airtouch PLC (United Kingdom)                         7.75        02/15/10            57,145
                                                                                                    --------------
                                                                                                           845,553
                                                                                                    --------------
             TOTAL CORPORATE BONDS
              (COST $1,423,052)                                                                          1,526,846
                                                                                                    --------------
             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (0.1%)
        30   U.S. Treasury Bond                                            6.125        08/15/29            38,314
        15   U.S. Treasury Bond                                            6.375        08/15/27            19,453
       100   U.S. Treasury Strip                                            0.00        02/15/25            42,734
                                                                                                    --------------
             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
              (COST $86,458)                                                                               100,501
                                                                                                    --------------
             SHORT-TERM INVESTMENT (1.4%)
             REPURCHASE AGREEMENT
     1,170   Joint repurchase agreement account
              3.35% due 07/01/05 (dated 06/30/05;
              proceeds $1,170,109) (a)
              (COST $1,170,000)                                                                          1,170,000
                                                                                                    --------------
             TOTAL INVESTMENTS
              (COST $47,841,768) (b)                                                      99.8%         80,218,592
             OTHER ASSETS IN EXCESS OF LIABILITIES                                         0.2             130,521
                                                                                         -----      --------------
             NET ASSETS                                                                  100.0%        $80,349,113
                                                                                         =====      ==============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,479,101 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $109,410, RESULTING IN NET UNREALIZED APPRECIATION OF $32,369,691.

                        SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                                                                      PERCENT OF
INDUSTRY                                                                              VALUE           NET ASSETS
----------------------------------------------------------------------------------------------------------------
Electric Utilities                                                                $   41,604,116         51.8%
Energy                                                                                19,037,515         23.7
Telecommunications                                                                    17,508,060         21.8
Repurchase Agreement                                                                   1,170,000          1.4
Electrical Products                                                                      798,400          1.0
U.S. Government & Agencies Obligations                                                   100,501          0.1
                                                                                  --------------         ----
                                                                                  $   80,218,592         99.8%
                                                                                  ==============         ====

                        SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (98.3%)
                AEROSPACE & DEFENSE (0.9%)
       53,063   Northrop Grumman Corp.                     $   2,931,731
                                                           -------------
                APPAREL/FOOTWEAR (1.8%)
       99,428   V.F. Corp.                                     5,689,270
                                                           -------------
                AUTO PARTS: O.E.M. (1.3%)
       73,051   Johnson Controls, Inc.                         4,114,963
                                                           -------------
                BEVERAGES:
                NON-ALCOHOLIC (1.6%)
      127,041   Coca-Cola Co. (The)                            5,303,962
                                                           -------------
                BIOTECHNOLOGY (0.4%)
       17,207   Genentech, Inc.*                               1,381,378
                                                           -------------
                CASINO/GAMING (0.5%)
       42,008   Las Vegas Sands Corp.*                         1,501,786
                                                           -------------
                CHEMICALS: AGRICULTURAL (1.1%)
       57,081   Monsanto Co.                                   3,588,682
                                                           -------------
                CHEMICALS: MAJOR
                DIVERSIFIED (1.9%)
      113,338   Dow Chemical Co. (The)                         5,046,941
       26,377   Rohm & Haas Co.                                1,222,310
                                                           -------------
                                                               6,269,251
                                                           -------------
                COMPUTER
                COMMUNICATIONS (1.4%)
      181,443   Juniper Networks, Inc.*                        4,568,735
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (2.9%)
       87,112   Apple Computer, Inc.*                          3,206,593
      152,491   Dell, Inc.*                                    6,024,919
                                                           -------------
                                                               9,231,512
                                                           -------------
                DATA PROCESSING
                SERVICES (0.8%)
       60,275   First Data Corp.                               2,419,438
                                                           -------------
                DISCOUNT STORES (3.7%)
      218,124   Target Corp.                                  11,868,127
                                                           -------------
                DRUGSTORE CHAINS (2.7%)
      297,002   CVS Corp.                                      8,633,848
                                                           -------------
                ELECTRIC UTILITIES (3.5%)
      147,648   Exelon Corp.                               $   7,578,772
       87,579   FPL Group, Inc.                                3,683,573
                                                           -------------
                                                              11,262,345
                                                           -------------
                FINANCE/RENTAL/LEASING (0.8%)
       29,159   Freddie Mac                                    1,902,042
       30,100   MBNA Corp.                                       787,416
                                                           -------------
                                                               2,689,458
                                                           -------------
                FINANCIAL CONGLOMERATES (4.9%)
      189,789   Citigroup, Inc.                                8,773,945
       77,210   JPMorgan Chase & Co.                           2,727,057
       16,795   Prudential Financial, Inc.                     1,102,760
       42,759   UBS AG (ADR) (Switzerland)                     3,328,788
                                                           -------------
                                                              15,932,550
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (0.8%)
       58,111   McGraw-Hill Companies, Inc.
                 (The)                                         2,571,412
                                                           -------------
                FOOD: MAJOR DIVERSIFIED (3.3%)
      198,032   PepsiCo, Inc.                                 10,679,866
                                                           -------------
                HOME IMPROVEMENT
                CHAINS (1.3%)
      107,568   Home Depot, Inc. (The)                         4,184,395
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (0.6%)
       33,298   Carnival Corp. (Panama)                        1,816,406
                                                           -------------
                HOUSEHOLD/PERSONAL
                CARE (4.1%)
      112,200   Avon Products, Inc.                            4,246,770
      172,685   Procter & Gamble Co. (The)                     9,109,134
                                                           -------------
                                                              13,355,904
                                                           -------------
                INDUSTRIAL
                CONGLOMERATES (9.9%)
      131,200   3M Co.                                         9,485,760
      289,423   General Electric Co.                          10,028,507
      239,246   United Technologies Corp.                     12,285,282
                                                           -------------
                                                              31,799,549
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                INFORMATION TECHNOLOGY
                SERVICES (1.7%)
       71,918   International Business
                 Machines Corp.                            $   5,336,316
                                                           -------------
                INTEGRATED OIL (7.1%)
      169,800   BP PLC (ADR)
                 (United Kingdom)                             10,592,124
      214,929   Exxon Mobil Corp.                             12,351,970
                                                           -------------
                                                              22,944,094
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (1.0%)
       88,197   Yahoo!, Inc.*                                  3,056,026
                                                           -------------
                INVESTMENT BANKS/
                BROKERS (2.5%)
       32,683   Goldman Sachs Group Inc.
                 (The)                                         3,334,320
       88,298   Merrill Lynch & Co., Inc.                      4,857,273
                                                           -------------
                                                               8,191,593
                                                           -------------
                INVESTMENT MANAGERS (1.6%)
      183,092   Mellon Financial Corp.                         5,252,909
                                                           -------------
                LIFE/HEALTH INSURANCE (1.5%)
      103,652   Lincoln National Corp.                         4,863,352
                                                           -------------
                MAJOR BANKS (3.2%)
      223,996   Bank of America Corp.                         10,216,458
                                                           -------------
                MAJOR
                TELECOMMUNICATIONS (1.8%)
      165,517   Verizon Communications Inc.                    5,718,612
                                                           -------------
                MANAGED HEALTH CARE (3.0%)
       79,027   Caremark Rx, Inc.*                             3,518,282
      120,756   UnitedHealth Group, Inc.                       6,296,218
                                                           -------------
                                                               9,814,500
                                                           -------------
                MEDIA CONGLOMERATES (0.5%)
      102,212   News Corp. (Class B)                           1,723,294
                                                           -------------
                MEDICAL SPECIALTIES (2.2%)
        8,758   Alcon, Inc. (Switzerland)                        957,687
       41,008   Fisher Scientific International,
                 Inc.*                                         2,661,419
       67,900   Medtronic, Inc.                            $   3,516,541
                                                           -------------
                                                               7,135,647
                                                           -------------
                MULTI-LINE INSURANCE (0.7%)
       37,040   American International Group,
                 Inc.                                          2,152,024
                                                           -------------
                OFFICE EQUIPMENT/
                SUPPLIES (2.4%)
      179,589   Pitney Bowes, Inc.                             7,821,101
                                                           -------------
                OIL & GAS PRODUCTION (1.3%)
      120,241   XTO Energy Inc.                                4,086,992
                                                           -------------
                OILFIELD SERVICES/
                EQUIPMENT (1.0%)
       52,444   Halliburton Co.                                2,507,872
        8,500   Schlumberger Ltd.
                 (Netherlands Antilles)                          645,490
                                                           -------------
                                                               3,153,362
                                                           -------------
                OTHER CONSUMER
                SERVICES (0.7%)
       65,118   eBay, Inc.*                                    2,149,545
                                                           -------------
                PACKAGED SOFTWARE (2.6%)
      246,561   Microsoft Corp.                                6,124,575
       48,426   SAP AG (ADR) (Germany)                         2,096,846
                                                           -------------
                                                               8,221,421
                                                           -------------
                PHARMACEUTICALS: MAJOR (7.6%)
       49,663   Abbott Laboratories                            2,433,984
      160,836   Bristol-Myers Squibb Co.                       4,017,683
       88,919   Johnson & Johnson                              5,779,735
      174,396   Pfizer, Inc.                                   4,809,842
      169,388   Wyeth                                          7,537,766
                                                           -------------
                                                              24,579,010
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (0.2%)
        8,140   Progressive Corp. (The)                          804,313
                                                           -------------
                SEMICONDUCTORS (3.4%)
      204,420   Intel Corp.                                    5,327,185
       78,203   Marvell Technology Group,
                 Ltd. (Bermuda)*                               2,974,842

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
       89,022   Texas Instruments Inc.                     $   2,498,847
                                                           -------------
                                                              10,800,874
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (0.8%)
       77,070   QUALCOMM Inc.                                  2,544,081
                                                           -------------
                TOBACCO (0.7%)
       36,989   Altria Group, Inc.                             2,391,709
                                                           -------------
                TRUCKS/CONSTRUCTION/
                FARM MACHINERY (0.6%)
       27,201   Deere & Co.                                    1,781,393
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $250,331,922)                         316,533,194
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (1.7%)
                REPURCHASE AGREEMENT
$       5,483   Joint repurchase agreement
                 account 3.35% due 07/01/05
                 (dated 06/30/05; proceeds
                 $5,483,510) (a)
                 (COST $5,483,000)                         $   5,483,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $255,814,922) (b)                           100.0%    322,016,194
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                             (0.0)        (15,129)
                                                   -----   -------------
NET ASSETS                                         100.0%  $ 322,001,065
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $71,166,118 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,964,846, RESULTING IN NET UNREALIZED APPRECIATION OF $66,201,272.

                        SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                       VALUE          NET ASSETS
------------------------------------------------------------------------
Industrial Conglomerates                   $    31,799,549        9.9%
Pharmaceuticals: Major                          24,579,010        7.6
Integrated Oil                                  22,944,094        7.1
Financial Conglomerates                         15,932,550        4.9
Household/Personal Care                         13,355,904        4.1
Discount Stores                                 11,868,127        3.7
Electric Utilities                              11,262,345        3.5
Semiconductors                                  10,800,874        3.4
Food: Major Diversified                         10,679,866        3.3
Major Banks                                     10,216,458        3.2
Managed Health Care                              9,814,500        3.0
Computer Processing
 Hardware                                        9,231,512        2.9
Drugstore Chains                                 8,633,848        2.7
Packaged Software                                8,221,421        2.6
Investment Banks/Brokers                         8,191,593        2.5
Office Equipment/Supplies                        7,821,101        2.4
Medical Specialties                              7,135,647        2.2
Chemicals: Major Diversified                     6,269,251        1.9
Major Telecommunications                         5,718,612        1.8
Apparel/Footwear                                 5,689,270        1.8
Repurchase Agreement                             5,483,000        1.7
Information Technology
 Services                                        5,336,316        1.7
Beverages: Non-Alcoholic                         5,303,962        1.6
Investment Managers                              5,252,909        1.6
Life/Health Insurance                      $     4,863,352        1.5%
Computer Communications                          4,568,735        1.4
Home Improvement Chains                          4,184,395        1.3
Auto Parts: O.E.M.                               4,114,963        1.3
Oil & Gas Production                             4,086,992        1.3
Chemicals: Agricultural                          3,588,682        1.1
Oilfield Services/Equipment                      3,153,362        1.0
Internet Software/Services                       3,056,026        1.0
Aerospace & Defense                              2,931,731        0.9
Finance/Rental/Leasing                           2,689,458        0.8
Financial Publishing/
 Services                                        2,571,412        0.8
Telecommunication
 Equipment                                       2,544,081        0.8
Data Processing
 Services                                        2,419,438        0.8
Tobacco                                          2,391,709        0.7
Multi-Line Insurance                             2,152,024        0.7
Other Consumer Services                          2,149,545        0.7
Hotels/Resorts/Cruiselines                       1,816,406        0.6
Trucks/Construction/Farm
 Machinery                                       1,781,393        0.6
Media Conglomerates                              1,723,294        0.5
Casino/Gaming                                    1,501,786        0.5
Biotechnology                                    1,381,378        0.4
Property - Casualty Insurers                       804,313        0.2
                                           ---------------      -----
                                           $   322,016,194      100.0%
                                           ===============      =====

                        SEE NOTES TO FINANCIAL STATEMENTS

EQUALLY-WEIGHTED S&P 500
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (99.3%)
                ADVERTISING/MARKETING
                SERVICES (0.4%)
       36,133   Interpublic Group of Companies,
                 Inc. (The)*                               $     440,100
        5,441   Omnicom Group, Inc.                              434,518
                                                           -------------
                                                                 874,618
                                                           -------------
                AEROSPACE & DEFENSE (1.6%)
        6,805   Boeing Co.                                       449,130
        4,008   General Dynamics Corp.                           439,036
       10,503   Goodrich Corp.                                   430,203
        5,760   L-3 Communications
                 Holdings, Inc.                                  441,101
        6,801   Lockheed Martin Corp.                            441,181
        7,797   Northrop Grumman Corp.                           430,784
       11,034   Raytheon Co.                                     431,650
        9,071   Rockwell Collins, Inc.                           432,505
                                                           -------------
                                                               3,495,590
                                                           -------------
                AGRICULTURAL COMMODITIES/
                MILLING (0.2%)
       20,550   Archer-Daniels-Midland Co.                       439,359
                                                           -------------
                AIR FREIGHT/COURIERS (0.4%)
        5,036   FedEx Corp.                                      407,966
        6,195   United Parcel Service, Inc.
                 (Class B)                                       428,446
                                                           -------------
                                                                 836,412
                                                           -------------
                AIRLINES (0.4%)
      119,179   Delta Air Lines, Inc.*                           448,113
       31,255   Southwest Airlines Co.                           435,382
                                                           -------------
                                                                 883,495
                                                           -------------
                ALTERNATIVE POWER
                GENERATION (0.2%)
      141,861   Calpine Corp.*                                   482,327
                                                           -------------
                ALUMINUM (0.2%)
       15,567   Alcoa, Inc.                                      406,766
                                                           -------------
                APPAREL/FOOTWEAR (1.3%)
       11,010   Cintas Corp.                                     424,986
       13,350   Coach, Inc.*                                     448,160
       13,691   Jones Apparel Group, Inc.                  $     424,969
       10,801   Liz Claiborne, Inc.                              429,448
        4,975   Nike, Inc. (Class B)                             430,835
       10,485   Reebok International Ltd.                        438,588
        7,414   V.F. Corp.                                       424,229
                                                           -------------
                                                               3,021,215
                                                           -------------
                APPAREL/FOOTWEAR RETAIL (0.8%)
       20,991   Gap, Inc. (The)                                  414,572
       20,154   Limited Brands, Inc.                             431,699
        6,367   Nordstrom, Inc.                                  432,765
       17,920   TJX Companies, Inc. (The)                        436,352
                                                           -------------
                                                               1,715,388
                                                           -------------
                AUTO PARTS: O.E.M. (1.0%)
       28,575   Dana Corp.                                       428,911
       84,898   Delphi Corp.                                     394,776
        7,169   Eaton Corp.                                      429,423
        7,486   Johnson Controls, Inc.                           421,686
       65,637   Visteon Corp.                                    395,791
                                                           -------------
                                                               2,070,587
                                                           -------------
                AUTOMOTIVE AFTERMARKET (0.4%)
       22,784   Cooper Tire & Rubber Co.                         423,099
       29,594   Goodyear Tire & Rubber Co.
                 (The)*                                          440,951
                                                           -------------
                                                                 864,050
                                                           -------------
                BEVERAGES: ALCOHOLIC (0.6%)
        9,500   Anheuser-Busch Companies,
                 Inc.                                            434,625
        7,418   Brown-Forman Corp.
                 (Class B)                                       448,492
        7,475   Molson Coors Brewing Co.
                 (Class B)                                       463,450
                                                           -------------
                                                               1,346,567
                                                           -------------
                BEVERAGES: NON-ALCOHOLIC (0.6%)
        9,983   Coca-Cola Co. (The)                              416,790
       19,641   Coca-Cola Enterprises Inc.                       432,298
       15,274   Pepsi Bottling Group, Inc.
                 (The)                                           436,989
                                                           -------------
                                                               1,286,077
                                                           -------------

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

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                BIOTECHNOLOGY (1.4%)
        7,219   Amgen Inc.*                                $     436,461
       12,236   Biogen Idec Inc.*                                421,530
       12,270   Chiron Corp.*                                    428,100
        6,987   Genzyme Corp.*                                   419,849
        9,667   Gilead Sciences, Inc.*                           425,251
       16,179   MedImmune, Inc.*                                 432,303
        8,142   Millipore Corp.*                                 461,896
                                                           -------------
                                                               3,025,390
                                                           -------------
                BROADCASTING (0.4%)
       14,654   Clear Channel
                 Communications, Inc.                            453,248
       16,378   Univision Communications,
                 Inc. (Class A)*                                 451,214
                                                           -------------
                                                                 904,462
                                                           -------------
                BUILDING PRODUCTS (0.4%)
       10,086   American Standard
                 Companies, Inc.                                 422,805
       13,065   Masco Corp.                                      414,944
                                                           -------------
                                                                 837,749
                                                           -------------
                CABLE/SATELLITE TV (0.2%)
       13,930   Comcast Corp. (Class A)*                         427,651
                                                           -------------
                CASINO/GAMING (0.4%)
        5,924   Harrah's Entertainment, Inc.                     426,943
       14,812   International Game Technology                    416,958
                                                           -------------
                                                                 843,901
                                                           -------------
                CHEMICALS: AGRICULTURAL (0.2%)
        6,505   Monsanto Co.                                     408,969
                                                           -------------
                CHEMICALS: MAJOR
                DIVERSIFIED (1.2%)
        9,336   Dow Chemical Co. (The)                           415,732
        9,368   Du Pont (E.I.) de
                 Nemours & Co.                                   402,918
        7,535   Eastman Chemical Co.                             415,555
       15,055   Engelhard Corp.                                  429,820
       31,013   Hercules Inc.*                                   438,834
        9,084   Rohm & Haas Co.                                  420,953
                                                           -------------
                                                               2,523,812
                                                           -------------
                CHEMICALS: SPECIALTY (0.8%)
        7,082   Air Products & Chemicals,
                 Inc.                                      $     427,045
       13,246   Great Lakes Chemical Corp.                       416,852
        9,161   Praxair, Inc.                                    426,903
        7,649   Sigma-Aldrich Corp.                              428,650
                                                           -------------
                                                               1,699,450
                                                           -------------
                COMMERCIAL PRINTING/
                FORMS (0.2%)
       12,772   Donnelley (R.R.) & Sons Co.                      440,762
                                                           -------------
                COMPUTER
                COMMUNICATIONS (0.6%)
       52,416   Avaya Inc.*                                      436,101
       22,517   Cisco Systems, Inc.*                             430,300
       13,354   QLogic Corp.*                                    412,238
                                                           -------------
                                                               1,278,639
                                                           -------------
                COMPUTER PERIPHERALS (0.6%)
       30,476   EMC Corp.*                                       417,826
        6,607   Lexmark International, Inc.
                 (Class A)*                                      428,332
       14,639   Network Appliance, Inc.*                         413,845
        5,600   Seagate Technology, Inc.
                 (Escrow) (a)                                          0
                                                           -------------
                                                               1,260,003
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (1.1%)
       11,491   Apple Computer, Inc.*                            422,984
       10,797   Dell, Inc.*                                      426,589
      126,371   Gateway, Inc.*                                   417,024
       18,392   Hewlett-Packard Co.                              432,396
       11,872   NCR Corp.*                                       416,945
      113,636   Sun Microsystems, Inc.*                          423,862
                                                           -------------
                                                               2,539,800
                                                           -------------
                CONSTRUCTION MATERIALS (0.2%)
        6,693   Vulcan Materials Co.                             434,978
                                                           -------------
                CONTAINERS/PACKAGING (1.0%)
       11,461   Ball Corp.                                       412,138
       15,756   Bemis Company, Inc.                              418,164

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
  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
       19,632   Pactiv Corp.*                              $     423,659
        8,427   Sealed Air Corp.*                                419,580
       11,837   Temple-Inland Inc.                               439,745
                                                           -------------
                                                               2,113,286
                                                           -------------
                CONTRACT DRILLING (0.8%)
        7,339   Nabors Industries, Ltd.
                 (Bermuda)*                                      444,890
        6,971   Noble Corp. (Cayman Islands)                     428,786
       14,225   Rowan Companies, Inc.*                           422,625
        7,617   Transocean Inc.
                 (Cayman Islands)*                               411,090
                                                           -------------
                                                               1,707,391
                                                           -------------
                DATA PROCESSING
                SERVICES (1.6%)
        8,456   Affiliated Computer Services,
                 Inc. (Class A)*                                 432,102
       10,282   Automatic Data Processing,
                 Inc.                                            431,536
        9,936   Computer Sciences Corp.*                         434,203
       32,794   Convergys Corp.*                                 466,331
       10,898   First Data Corp.                                 437,446
       10,260   Fiserv, Inc.*                                    440,667
       14,352   Paychex, Inc.                                    467,014
       12,572   SunGard Data Systems Inc.*                       442,157
                                                           -------------
                                                               3,551,456
                                                           -------------
                DEPARTMENT STORES (1.0%)
       17,647   Dillard's, Inc. (Class A)                        413,293
        6,011   Federated Department
                 Stores, Inc.                                    440,486
        7,791   Kohl's Corp.*                                    435,595
       10,958   May Department Stores Co.                        440,073
        8,349   Penney (J.C.) Co., Inc.                          438,990
                                                           -------------
                                                               2,168,437
                                                           -------------
                DISCOUNT STORES (1.4%)
       31,189   Big Lots, Inc.*                                  412,942
        9,455   Costco Wholesale Corp.                           423,773
       21,631   Dollar General Corp.                             440,407
       17,334   Family Dollar Stores, Inc.                       452,417
        2,917   Sears Holdings Corp.*                            437,171
        8,081   Target Corp.                               $     439,687
        8,987   Wal-Mart Stores, Inc.                            433,173
                                                           -------------
                                                               3,039,570
                                                           -------------
                DRUGSTORE CHAINS (0.4%)
       14,887   CVS Corp.                                        432,765
        9,401   Walgreen Co.                                     432,352
                                                           -------------
                                                                 865,117
                                                           -------------
                ELECTRIC UTILITIES (5.4%)
       27,763   AES Corp. (The)*                                 454,758
       17,279   Allegheny Energy, Inc.*                          435,776
        8,070   Ameren Corp.                                     446,271
       12,294   American Electric Power Co.,
                 Inc.                                            453,280
       34,631   CenterPoint Energy, Inc.                         457,476
       10,047   Cinergy Corp.                                    450,307
       30,183   CMS Energy Corp.*                                454,556
        9,578   Consolidated Edison, Inc.                        448,634
        7,959   Constellation Energy Group,
                 Inc.                                            459,155
        6,057   Dominion Resources, Inc.                         444,523
        9,351   DTE Energy Co.                                   437,346
       15,474   Duke Energy Corp.                                460,042
       11,434   Edison International                             463,649
        6,051   Entergy Corp.                                    457,153
        9,033   Exelon Corp.                                     463,664
        9,331   FirstEnergy Corp.                                448,914
       10,528   FPL Group, Inc.                                  442,808
       12,130   PG&E Corp.                                       455,360
       10,043   Pinnacle West Capital Corp.                      446,411
        7,484   PPL Corp.                                        444,400
        9,847   Progress Energy, Inc.                            445,478
        7,664   Public Service Enterprise
                 Group, Inc.                                     466,124
       12,836   Southern Co. (The)                               445,024
       23,429   TECO Energy, Inc.                                443,042
        5,313   TXU Corp.                                        441,457
       22,471   Xcel Energy, Inc.                                438,634
                                                           -------------
                                                              11,704,242
                                                           -------------

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
  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                ELECTRICAL PRODUCTS (0.8%)
       18,446   American Power Conversion
                 Corp.                                     $     435,141
        6,608   Cooper Industries Ltd.
                 (Class A) (Bermuda)                             422,251
        6,663   Emerson Electric Co.                             417,304
       15,711   Molex Inc.                                       409,114
                                                           -------------
                                                               1,683,810
                                                           -------------
                ELECTRONIC COMPONENTS (0.6%)
       15,407   Jabil Circuit, Inc.*                             473,457
       77,683   Sanmina-SCI Corp.*                               424,926
      104,957   Solectron Corp.*                                 397,787
                                                           -------------
                                                               1,296,170
                                                           -------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (1.5%)
       17,754   Agilent Technologies, Inc.*                      408,697
      278,336   JDS Uniphase Corp.*                              423,071
        8,734   Rockwell Automation, Inc.                        425,433
       13,011   Scientific-Atlanta, Inc.                         432,876
       39,798   Symbol Technologies, Inc.                        392,806
       17,898   Tektronix, Inc.                                  416,486
       16,120   Thermo Electron Corp.*                           433,144
       30,904   Xerox Corp.*                                     426,166
                                                           -------------
                                                               3,358,679
                                                           -------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (0.7%)
       26,022   Applied Materials, Inc.                          421,036
        9,426   KLA-Tencor Corp.                                 411,916
       16,645   Novellus Systems, Inc.*                          411,298
       31,960   Teradyne, Inc.*                                  382,561
                                                           -------------
                                                               1,626,811
                                                           -------------
                ELECTRONICS/APPLIANCE
                STORES (0.6%)
        6,435   Best Buy Co., Inc.                               441,119
       25,975   Circuit City Stores - Circuit
                 City Group                                      449,108
       17,971   RadioShack Corp.                                 416,388
                                                           -------------
                                                               1,306,615
                                                           -------------
                ELECTRONICS/APPLIANCES (0.6%)
       15,745   Eastman Kodak Co.                          $     422,753
       29,008   Maytag Corp.                                     454,265
        6,064   Whirlpool Corp.                                  425,147
                                                           -------------
                                                               1,302,165
                                                           -------------
                ENGINEERING &
                CONSTRUCTION (0.2%)
        7,154   Fluor Corp.                                      411,999
                                                           -------------
                ENVIRONMENTAL SERVICES (0.4%)
       53,565   Allied Waste Industries, Inc.*                   424,770
       15,086   Waste Management, Inc.                           427,537
                                                           -------------
                                                                 852,307
                                                           -------------
                FINANCE/RENTAL/LEASING (1.9%)
        5,865   Capital One Financial Corp.                      469,259
       10,408   CIT Group, Inc.                                  447,232
       11,247   Countrywide Financial Corp.                      434,247
        7,311   Fannie Mae                                       426,962
        6,588   Freddie Mac                                      429,735
       20,792   MBNA Corp.                                       543,919
       24,930   Providian Financial Corp.*                       439,516
       12,128   Ryder System, Inc.                               443,885
        8,834   SLM Corp.                                        448,767
                                                           -------------
                                                               4,083,522
                                                           -------------
                FINANCIAL CONGLOMERATES (1.1%)
        8,109   American Express Co.                             431,642
        9,143   Citigroup, Inc.                                  422,681
       12,188   JPMorgan Chase & Co.                             430,480
       10,906   Principal Financial Group, Inc.                  456,961
        6,861   Prudential Financial, Inc.                       450,493
        8,947   State Street Corp.                               431,693
                                                           -------------
                                                               2,623,950
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (0.6%)
       12,444   Equifax, Inc.                                    444,375
       10,109   McGraw-Hill Companies, Inc.
                 (The)                                           447,323
        9,537   Moody's Corp.                                    428,784
                                                           -------------
                                                               1,320,482
                                                           -------------

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
  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                FOOD DISTRIBUTORS (0.2%)
       11,869   SYSCO Corp.                                $     429,539
                                                           -------------
                FOOD RETAIL (0.8%)
       20,454   Albertson's, Inc.                                422,989
       25,288   Kroger Co.*                                      481,231
       18,850   Safeway Inc.                                     425,822
       13,407   Supervalu, Inc.*                                 437,202
                                                           -------------
                                                               1,767,244
                                                           -------------
                FOOD: MAJOR DIVERSIFIED (1.3%)
       14,036   Campbell Soup Co.                                431,888
       18,210   ConAgra Foods Inc.                               421,744
        8,580   General Mills, Inc.                              401,458
       12,104   Heinz (H.J.) Co.                                 428,724
        9,665   Kellogg Co.                                      429,513
        7,886   PepsiCo, Inc.                                    425,292
       22,154   Sara Lee Corp.                                   438,871
                                                           -------------
                                                               2,977,490
                                                           -------------
                FOOD: SPECIALTY/CANDY (0.6%)
        6,878   Hershey Foods Corp.                              427,124
       13,107   McCormick & Co., Inc.
                 (Non-Voting)                                    428,337
        6,334   Wrigley (Wm.) Jr. Co.                            436,033
                                                           -------------
                                                               1,291,494
                                                           -------------
                FOREST PRODUCTS (0.4%)
       18,415   Louisiana-Pacific Corp.                          452,641
        6,477   Weyerhaeuser Co.                                 412,261
                                                           -------------
                                                                 864,902
                                                           -------------
                GAS DISTRIBUTORS (1.2%)
       90,674   Dynegy, Inc. (Class A)*                          440,676
       10,818   KeySpan Corp.                                    440,293
       10,661   Nicor Inc.                                       438,913
       17,826   NiSource, Inc.                                   440,837
        9,818   Peoples Energy Corp.                             426,690
       10,958   Sempra Energy                                    452,675
                                                           -------------
                                                               2,640,084
                                                           -------------
                HOME BUILDING (0.6%)
        6,199   Centex Corp.                                     438,083
        5,692   KB Home                                    $     433,901
        5,113   Pulte Homes, Inc.                                430,770
                                                           -------------
                                                               1,302,754
                                                           -------------
                HOME FURNISHINGS (0.4%)
       16,689   Leggett & Platt, Inc.                            443,594
       18,697   Newell Rubbermaid, Inc.                          445,736
                                                           -------------
                                                                 889,330
                                                           -------------
                HOME IMPROVEMENT
                CHAINS (0.6%)
       10,929   Home Depot, Inc. (The)                           425,138
        7,507   Lowe's Companies, Inc.                           437,058
        9,508   Sherwin-Williams Co.                             447,732
                                                           -------------
                                                               1,309,928
                                                           -------------
                HOSPITAL/NURSING
                MANAGEMENT (0.8%)
        7,747   HCA, Inc.                                        439,022
       17,045   Health Management Associates,
                 Inc. (Class A)                                  446,238
       10,923   Manor Care, Inc.                                 433,971
       34,464   Tenet Healthcare Corp.*                          421,839
                                                           -------------
                                                               1,741,070
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (0.8%)
        7,749   Carnival Corp. (Panama)                          422,708
       18,119   Hilton Hotels Corp.                              432,138
        6,348   Marriott International, Inc.
                 (Class A)                                       433,061
        7,502   Starwood Hotels & Resorts
                 Worldwide, Inc.                                 439,392
                                                           -------------
                                                               1,727,299
                                                           -------------
                HOUSEHOLD/PERSONAL
                CARE (1.5%)
       10,077   Alberto-Culver Co. (Class B)                     436,636
       11,692   Avon Products, Inc.                              442,542
        7,712   Clorox Co. (The)                                 429,713
        8,914   Colgate-Palmolive Co.                            444,898
        8,340   Gillette Co. (The)                               422,254

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
  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
       11,692   International Flavors &
                 Fragrances, Inc.                          $     423,484
        6,738   Kimberly-Clark Corp.                             421,731
        7,957   Procter & Gamble Co. (The)                       419,732
                                                           -------------
                                                               3,440,990
                                                           -------------
                INDUSTRIAL CONGLOMERATES (1.7%)
        5,717   3M Co.                                           413,339
        8,010   Danaher Corp.                                    419,243
       11,843   General Electric Co.**                           410,360
       11,536   Honeywell International, Inc.                    422,564
        5,891   Ingersoll-Rand Co. Ltd.
                 (Class A) (Bermuda)                             420,323
        4,494   ITT Industries, Inc.                             438,749
        5,779   Textron, Inc.                                    438,337
       14,186   Tyco International Ltd.
                 (Bermuda)                                       414,231
        8,204   United Technologies Corp.                        421,275
                                                           -------------
                                                               3,798,421
                                                           -------------
                INDUSTRIAL MACHINERY (0.4%)
        5,267   Illinois Tool Works Inc.                         419,675
        7,099   Parker Hannifin Corp.                            440,209
                                                           -------------
                                                                 859,884
                                                           -------------
                INDUSTRIAL SPECIALTIES (0.4%)
       13,123   Ecolab Inc.                                      424,660
        6,603   PPG Industries, Inc.                             414,404
                                                           -------------
                                                                 839,064
                                                           -------------
                INFORMATION TECHNOLOGY
                SERVICES (0.8%)
       19,854   Citrix Systems, Inc.*                            430,038
       22,425   Electronic Data Systems
                 Corp.                                           431,681
        5,756   International Business
                 Machines Corp.                                  427,095
       62,124   Unisys Corp.*                                    393,245
                                                           -------------
                                                               1,682,059
                                                           -------------
                INSURANCE BROKERS/
                SERVICES (0.4%)
       17,704   AON Corp.                                        443,308
       15,768   Marsh & McLennan Companies,
                 Inc.                                      $     436,774
                                                           -------------
                                                                 880,082
                                                           -------------
                INTEGRATED OIL (0.8%)
        3,938   Amerada Hess Corp.                               419,436
        7,457   Chevron Corp.                                    416,995
        7,247   ConocoPhillips                                   416,630
        7,222   Exxon Mobil Corp.                                415,048
                                                           -------------
                                                               1,668,109
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (0.4%)
       50,259   Siebel Systems, Inc.                             447,305
       12,108   Yahoo!, Inc.*                                    419,542
                                                           -------------
                                                                 866,847
                                                           -------------
                INVESTMENT BANKS/
                BROKERS (1.4%)
        4,164   Bear Stearns Companies, Inc.
                 (The)                                           432,806
       33,493   E*TRADE Group, Inc.*                             468,567
        4,236   Goldman Sachs Group Inc.
                 (The)                                           432,157
        4,533   Lehman Brothers Holdings
                 Inc.                                            450,036
        7,875   Merrill Lynch & Co., Inc.                        433,204
        8,559   Morgan Stanley (Note 4)                          449,091
       37,491   Schwab (Charles) Corp. (The)                     422,898
                                                           -------------
                                                               3,088,759
                                                           -------------
                INVESTMENT MANAGERS (1.0%)
       15,045   Federated Investors, Inc.
                 (Class B)                                       451,500
        6,129   Franklin Resources, Inc.                         471,810
       27,623   Janus Capital Group, Inc.                        415,450
       15,528   Mellon Financial Corp.                           445,498
        7,179   Price (T.) Rowe Group, Inc.                      449,405
                                                           -------------
                                                               2,233,663
                                                           -------------
                LIFE/HEALTH INSURANCE (1.2%)
       10,058   AFLAC, Inc.                                      435,310
        8,863   Jefferson-Pilot Corp.                            446,872

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
  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
        9,218   Lincoln National Corp.                     $     432,509
        9,829   MetLife, Inc.                                    441,715
        8,201   Torchmark Corp.                                  428,092
       23,953   UnumProvident Corp.                              438,819
                                                           -------------
                                                               2,623,317
                                                           -------------
                MAJOR BANKS (2.3%)
        9,430   Bank of America Corp.                            430,102
       14,917   Bank of New York Co., Inc.
                 (The)                                           429,311
       10,963   BB&T Corp.                                       438,191
        7,534   Comerica, Inc.                                   435,465
       17,847   Huntington Bancshares, Inc.                      430,827
       13,115   KeyCorp                                          434,762
       12,494   National City Corp.                              426,295
        8,124   PNC Financial Services
                 Group                                           442,433
       12,927   Regions Financial Corp.                          437,967
        5,857   SunTrust Banks, Inc.                             423,110
        8,689   Wachovia Corp.                                   430,974
        7,156   Wells Fargo & Co.                                440,666
                                                           -------------
                                                               5,200,103
                                                           -------------
                MAJOR
                TELECOMMUNICATIONS (1.2%)
        7,239   ALLTEL Corp.                                     450,845
       22,340   AT&T Corp.                                       425,354
       16,144   BellSouth Corp.                                  428,946
       18,198   SBC Communications, Inc.                         432,203
       17,619   Sprint Corp. (FON Group)                         442,061
       12,554   Verizon Communications Inc.                      433,741
                                                           -------------
                                                               2,613,150
                                                           -------------
                MANAGED HEALTH CARE (1.2%)
        5,294   Aetna, Inc.                                      438,449
        9,893   Caremark Rx, Inc.*                               440,436
        4,120   CIGNA Corp.                                      440,964
       11,156   Humana, Inc.*                                    443,339
        8,481   UnitedHealth Group, Inc.                         442,199
        6,314   WellPoint Inc.*                                  439,707
                                                           -------------
                                                               2,645,094
                                                           -------------
                MEDIA CONGLOMERATES (0.8%)
       16,470   Disney (Walt) Co. (The)                    $     414,715
       25,868   News Corp Inc. (Class A)                         418,544
       26,208   Time Warner, Inc.*                               437,936
       13,135   Viacom Inc. (Class B)
                 (Non-Voting)                                    420,583
                                                           -------------
                                                               1,691,778
                                                           -------------
                MEDICAL DISTRIBUTORS (0.6%)
        6,451   AmerisourceBergen Corp.                          446,087
        7,387   Cardinal Health, Inc.                            425,343
       10,275   McKesson Corp.                                   460,217
                                                           -------------
                                                               1,331,647
                                                           -------------
                MEDICAL SPECIALTIES (3.4%)
       20,708   Applera Corp. - Applied
                 Biosystems Group                                407,326
        6,264   Bard (C.R.), Inc.                                416,619
        5,876   Bausch & Lomb, Inc.                              487,708
       11,872   Baxter International, Inc.                       440,451
        8,184   Becton, Dickinson & Co.                          429,414
       11,885   Biomet, Inc.                                     411,696
       15,164   Boston Scientific Corp.*                         409,428
        6,927   Fisher Scientific International,
                 Inc.*                                           449,562
        6,069   Guidant Corp.                                    408,444
       11,343   Hospira, Inc.*                                   442,377
        8,261   Medtronic, Inc.                                  427,837
       14,852   Pall Corp.                                       450,907
       22,437   PerkinElmer, Inc.                                424,059
       10,994   St. Jude Medical, Inc.*                          479,448
        8,945   Stryker Corp.                                    425,424
       11,102   Waters Corp.*                                    412,661
        5,444   Zimmer Holdings, Inc.*                           414,669
                                                           -------------
                                                               7,338,030
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (0.2%)
       20,695   Sabre Holdings Corp.
                 (Class A)                                       412,865
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                MISCELLANEOUS
                MANUFACTURING (0.2%)
       11,963   Dover Corp.                                $     435,214
                                                           -------------
                MOTOR VEHICLES (0.6%)
       38,986   Ford Motor Co.                                   399,217
       12,325   General Motors Corp.                             419,050
        8,861   Harley-Davidson, Inc.                            439,506
                                                           -------------
                                                               1,257,773
                                                           -------------
                MULTI-LINE INSURANCE (0.8%)
        7,916   American International Group,
                 Inc.                                            459,920
        5,759   Hartford Financial Services
                 Group, Inc. (The) (Note 4)                      430,658
        5,517   Loews Corp.                                      427,568
        7,893   Safeco Corp.                                     428,906
                                                           -------------
                                                               1,747,052
                                                           -------------
                OFFICE EQUIPMENT/
                SUPPLIES (0.4%)
        8,014   Avery Dennison Corp.                             424,421
       10,198   Pitney Bowes, Inc.                               444,123
                                                           -------------
                                                                 868,544
                                                           -------------
                OIL & GAS PIPELINES (0.6%)
       38,076   El Paso Corp.                                    438,636
        5,293   Kinder Morgan, Inc.                              440,378
       22,506   Williams Companies, Inc.
                 (The)                                           427,614
                                                           -------------
                                                               1,306,628
                                                           -------------
                OIL & GAS PRODUCTION (1.8%)
        5,329   Anadarko Petroleum Corp.                         437,777
        6,731   Apache Corp.                                     434,823
        7,797   Burlington Resources, Inc.                       430,706
        8,812   Devon Energy Corp.                               446,592
        7,832   EOG Resources, Inc.                              444,858
        5,781   Kerr-McGee Corp.                                 441,148
        5,488   Occidental Petroleum Corp.                       422,192
        6,756   Unocal Corp.                                     439,478
       12,934   XTO Energy Inc.                                  439,627
                                                           -------------
                                                               3,937,201
                                                           -------------
                OIL REFINING/MARKETING (0.8%)
        6,324   Ashland, Inc.                              $     454,506
        8,004   Marathon Oil Corp.                               427,173
        3,789   Sunoco, Inc.                                     430,734
        5,500   Valero Energy Corp.                              435,105
                                                           -------------
                                                               1,747,518
                                                           -------------
                OILFIELD SERVICES/
                EQUIPMENT (1.0%)
        8,530   Baker Hughes Inc.                                436,395
        8,172   BJ Services Co.                                  428,867
        9,675   Halliburton Co.                                  462,659
        9,063   National-Oilwell, Inc.*                          430,855
        5,752   Schlumberger Ltd.
                (Netherlands Antilles)                           436,807
                                                           -------------
                                                               2,195,583
                                                           -------------
                OTHER CONSUMER
                SERVICES (0.8%)
        5,696   Apollo Group, Inc.
                 (Class A)*                                      445,541
        7,428   Block (H.&R.), Inc.                              433,424
       19,703   Cendant Corp.                                    440,756
       11,557   eBay, Inc.*                                      381,497
                                                           -------------
                                                               1,701,218
                                                           -------------
                OTHER CONSUMER
                SPECIALTIES (0.2%)
        4,870   Fortune Brands, Inc.                             432,456
                                                           -------------
                OTHER METALS/MINERALS (0.2%)
        4,494   Phelps Dodge Corp.                               415,695
                                                           -------------
                PACKAGED SOFTWARE (2.6%)
       14,032   Adobe Systems, Inc.                              401,596
       11,930   Autodesk, Inc.                                   410,034
       24,706   BMC Software, Inc.*                              443,473
       16,038   Computer Associates
                 International, Inc.                             440,724
       60,018   Compuware Corp.*                                 431,529
        9,767   Intuit Inc.*                                     440,589
       10,950   Mercury Interactive Corp.*                       420,042
       17,479   Microsoft Corp.**                                434,178

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
       70,930   Novell, Inc.*                              $     439,766
       35,637   Oracle Corp.*                                    470,408
       66,131   Parametric Technology
                 Corp.*                                          421,916
       20,597   Symantec Corp.*                                  447,779
       18,194   VERITAS Software Corp.*                          443,934
                                                           -------------
                                                               5,645,968
                                                           -------------
                PERSONNEL SERVICES (0.4%)
       14,925   Monster Worldwide Inc.*                          428,049
       17,576   Robert Half International, Inc.                  438,873
                                                           -------------
                                                                 866,922
                                                           -------------
                PHARMACEUTICALS: GENERIC
                DRUGS (0.4%)
       22,346   Mylan Laboratories, Inc.                         429,937
       14,255   Watson Pharmaceuticals,
                 Inc.*                                           421,378
                                                           -------------
                                                                 851,315
                                                           -------------
                PHARMACEUTICALS: MAJOR (1.6%)
        8,896   Abbott Laboratories                              435,993
       17,393   Bristol-Myers Squibb Co.                         434,477
        6,607   Johnson & Johnson                                429,455
        7,514   Lilly (Eli) & Co.                                418,605
       13,649   Merck & Co., Inc.                                420,389
       15,280   Pfizer, Inc.                                     421,422
       22,692   Schering-Plough Corp.                            432,510
        9,967   Wyeth                                            443,532
                                                           -------------
                                                               3,436,383
                                                           -------------
                PHARMACEUTICALS: OTHER (0.6%)
        5,195   Allergan, Inc.                                   442,822
       10,821   Forest Laboratories, Inc.*                       420,396
       45,857   King Pharmaceuticals, Inc.*                      477,830
                                                           -------------
                                                               1,341,048
                                                           -------------
                PRECIOUS METALS (0.4%)
       11,410   Freeport-McMoRan Copper &
                 Gold, Inc. (Class B)                            427,190
       10,997   Newmont Mining Corp.                             429,213
                                                           -------------
                                                                 856,403
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (1.4%)
        9,581   ACE Ltd. (Cayman Islands)                  $     429,708
        7,306   Allstate Corp. (The)                             436,534
        5,185   Chubb Corp. (The)                                443,888
       10,747   Cincinnati Financial Corp.                       425,151
        4,418   Progressive Corp. (The)                          436,543
       11,461   St. Paul Travelers Companies,
                 Inc. (The)                                      453,053
        5,832   XL Capital Ltd. (Class A)
                 (Cayman Islands)                                434,017
                                                           -------------
                                                               3,058,894
                                                           -------------
                PUBLISHING: BOOKS/
                MAGAZINES (0.2%)
        9,021   Meredith Corp.                                   442,570
                                                           -------------
                PUBLISHING: NEWSPAPERS (1.0%)
       12,426   Dow Jones & Co., Inc.                            440,502
        5,861   Gannett Co., Inc.                                416,893
        7,089   Knight-Ridder, Inc.                              434,839
       13,674   New York Times Co. (The)
                 (Class A)                                       425,945
       12,209   Tribune Co.                                      429,513
                                                           -------------
                                                               2,147,692
                                                           -------------
                PULP & PAPER (0.6%)
       13,298   Georgia-Pacific Corp.                            422,876
       12,972   International Paper Co.                          391,884
       14,857   MeadWestvaco Corp.                               416,590
                                                           -------------
                                                               1,231,350
                                                           -------------
                RAILROADS (0.8%)
        8,687   Burlington Northern Santa Fe
                 Corp.                                           408,984
        9,960   CSX Corp.                                        424,894
       13,350   Norfolk Southern Corp.                           413,316
        6,581   Union Pacific Corp.                              426,449
                                                           -------------
                                                               1,673,643
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                REAL ESTATE INVESTMENT
                TRUSTS (1.4%)
       10,741   Apartment Investment &
                 Management Co. (Class A)                  $     439,522
       11,281   Archstone-Smith Trust                            435,672
       12,896   Equity Office Properties Trust                   426,858
       11,790   Equity Residential                               434,108
       11,712   Plum Creek Timber Co., Inc.                      425,146
       10,485   ProLogis                                         421,916
        5,956   Simon Property Group, Inc.                       431,750
                                                           -------------
                                                               3,014,972
                                                           -------------
                RECREATIONAL PRODUCTS (0.8%)
       10,147   Brunswick Corp.                                  439,568
        7,629   Electronic Arts, Inc.*                           431,878
       21,286   Hasbro, Inc.                                     442,536
       24,083   Mattel, Inc.                                     440,719
                                                           -------------
                                                               1,754,701
                                                           -------------
                REGIONAL BANKS (2.2%)
       16,955   AmSouth Bancorporation                           440,830
        9,787   Compass Bancshares, Inc.                         440,415
       10,579   Fifth Third Bancorp                              435,961
       10,348   First Horizon National Corp.                     436,686
        4,125   M&T Bank Corp.                                   433,785
        9,781   Marshall & Ilsley Corp.                          434,765
       15,523   North Fork Bancorporation,
                 Inc.                                            436,041
        9,496   Northern Trust Corp.                             432,923
       14,912   Synovus Financial Corp.                          427,527
       14,897   U.S. Bancorp                                     434,992
        5,850   Zions Bancorporation                             430,151
                                                           -------------
                                                               4,784,076
                                                           -------------
                RESTAURANTS (1.0%)
       13,326   Darden Restaurants, Inc.                         439,491
       15,164   McDonald's Corp.                                 420,801
        8,090   Starbucks Corp.*                                 417,929
        9,370   Wendy's International, Inc.                      446,481
        8,247   Yum! Brands, Inc.                                429,504
                                                           -------------
                                                               2,154,206
                                                           -------------
                SAVINGS BANKS (0.6%)
        6,589   Golden West Financial Corp.                $     424,200
       19,632   Sovereign Bancorp, Inc.                          438,579
       10,807   Washington Mutual, Inc.                          439,737
                                                           -------------
                                                               1,302,516
                                                           -------------
                SEMICONDUCTORS (3.2%)
       25,216   Advanced Micro Devices,
                 Inc.*                                           437,245
       21,122   Altera Corp.*                                    418,638
       11,497   Analog Devices, Inc.                             428,953
      158,762   Applied Micro Circuits Corp.*                    406,431
       12,287   Broadcom Corp. (Class A)*                        436,311
       20,901   Freescale Semiconductor Inc.
                 (Class B)*                                      442,683
       16,215   Intel Corp.                                      422,563
       11,677   Linear Technology Corp.                          428,429
       55,456   LSI Logic Corp.*                                 470,821
       11,452   Maxim Integrated Products,
                 Inc.                                            437,581
       41,295   Micron Technology, Inc.*                         421,622
       20,840   National Semiconductor
                 Corp.                                           459,105
       16,312   NVIDIA Corp.*                                    435,857
       49,579   PMC - Sierra, Inc.*                              462,572
       16,097   Texas Instruments Inc.                           451,843
       16,595   Xilinx, Inc.                                     423,173
                                                           -------------
                                                               6,983,827
                                                           -------------
                SERVICES TO THE HEALTH
                INDUSTRY (1.0%)
        8,416   Express Scripts, Inc.
                 (Class A)*                                      420,632
       18,579   IMS Health Inc.                                  460,202
        8,781   Laboratory Corp. of America
                 Holdings*                                       438,172
        8,351   Medco Health Solutions Inc.*                     445,609
        8,192   Quest Diagnostics Inc.                           436,388
                                                           -------------
                                                               2,201,003
                                                           -------------
                SPECIALTY INSURANCE (0.6%)
        6,160   Ambac Financial Group, Inc.                      429,722

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
        7,391   MBIA Inc.                                  $     438,360
        6,978   MGIC Investment Corp.                            455,105
                                                           -------------
                                                               1,323,187
                                                           -------------
                SPECIALTY STORES (1.6%)
       21,621   AutoNation, Inc.*                                443,663
        4,678   AutoZone, Inc.*                                  432,528
       10,128   Bed Bath & Beyond Inc.*                          423,148
       19,458   Office Depot, Inc.*                              444,421
       14,381   OfficeMax Inc.                                   428,122
       19,863   Staples, Inc.                                    423,479
       13,318   Tiffany & Co.                                    436,298
       16,658   Toys 'R' Us, Inc.*                               441,104
                                                           -------------
                                                               3,472,763
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (0.6%)
       12,730   CenturyTel, Inc.                                 440,840
       32,503   Citizens Communications Co.                      436,840
      120,485   Qwest Communications
                 International, Inc.*                            446,999
                                                           -------------
                                                               1,324,679
                                                           -------------
                STEEL (0.5%)
       18,810   Allegheny Technologies Inc.                      414,949
        8,089   Nucor Corp.                                      369,020
       10,676   United States Steel Corp.                        366,934
                                                           -------------
                                                               1,150,903
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (1.8%)
       19,935   ADC Telecommunications,
                 Inc.                                            433,985
       33,519   Andrew Corp.*                                    427,702
      184,004   CIENA Corp.*                                     384,568
       17,790   Comverse Technology, Inc.*                       420,734
       26,460   Corning Inc.*                                    439,765
      148,059   Lucent Technologies Inc.*                        430,852
       24,150   Motorola, Inc.                                   440,979
       12,593   QUALCOMM, Inc.                                   415,695
       50,606   Tellabs, Inc.*                                   440,272
                                                           -------------
                                                               3,834,552
                                                           -------------
                TOBACCO (0.6%)
        6,565   Altria Group, Inc.                         $     424,493
        5,341   Reynolds American, Inc.                          420,871
        9,568   UST, Inc.                                        436,875
                                                           -------------
                                                               1,282,239
                                                           -------------
                TOOLS/HARDWARE (0.6%)
        4,903   Black & Decker Corp.                             440,535
       12,608   Snap-On, Inc.                                    432,454
        9,610   Stanley Works (The)                              437,639
                                                           -------------
                                                               1,310,628
                                                           -------------
                TRUCKS/CONSTRUCTION/FARM
                MACHINERY (1.0%)
        4,407   Caterpillar Inc.                                 420,031
        5,940   Cummins Inc.                                     443,183
        6,473   Deere & Co.                                      423,917
       12,957   Navistar International Corp.*                    414,624
        6,081   PACCAR, Inc.                                     413,508
                                                           -------------
                                                               2,115,263
                                                           -------------
                WHOLESALE DISTRIBUTORS (0.4%)
       10,020   Genuine Parts Co.                                411,722
        7,844   Grainger (W.W.), Inc.                            429,773
                                                           -------------
                                                                 841,495
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (0.2%)
       13,683   Nextel Communications, Inc.
                 (Class A)*                                      442,098
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $140,581,322)                         216,409,200
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (0.6%)
                REPURCHASE AGREEMENT
$       1,410   Joint repurchase agreement
                 account 3.35% due 07/01/05
                 (dated 06/30/05; proceeds
                 $1,410,131) (b)
                 (COST $1,410,000)                         $   1,410,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $141,991,322) (c) (d)                        99.9%    217,819,200
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         0.1         116,635
                                                   -----   -------------
NET ASSETS                                         100.0%  $ 217,935,835
                                                   =====   =============

----------
   *    NON-INCOME PRODUCING SECURITY.
   ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $72,000.
   (a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
   (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $1,554,535 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $79,644,373, AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,816,495, RESULTING IN NET UNREALIZED APPRECIATION OF $75,827,878.

FUTURES CONTRACTS OPEN AT JUNE 30, 2005:

                                                                     UNREALIZED
NUMBER OF                DESCRIPTION, DELIVERY   UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT      MONTH, AND YEAR      AMOUNT AT VALUE   DEPRECIATION
--------------------------------------------------------------------------------
    2          Long      S&P Midcap 400 Index
                         September 2005             $  688,350        $  6,340
    2          Long      S&P 500 Index
                         September 2005                597,750          (5,794)
                                                                      --------
    Net unrealized appreciation                                       $    546
                                                                      ========

                        SEE NOTES TO FINANCIAL STATEMENTS

EQUALLY-WEIGHTED S&P 500
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
SECTOR                                          VALUE         NET ASSETS
------------------------------------------------------------------------
Commercial Services                        $    35,964,093       16.5%
Communications                                  25,674,071       11.8
Consumer Durables                               15,992,166        7.3
Consumer Non-Durables                           15,645,062        7.2
Consumer Services                               14,826,653        6.8
Distribution Services                           14,646,072        6.7
Electronic Technology                           12,669,472        5.8
Energy Minerals                                 12,040,777        5.5
Finance                                         11,746,330        5.4
Health Services                                  9,255,290        4.2
Health Technology                                9,113,857        4.2
Industrial Services                              7,352,828        3.4
Non-Energy Minerals                              6,587,167        3.0
Process Industries                               6,473,908        3.0
Producer Manufacturing                           4,379,927        2.0
Retail Trade                                     4,129,647        1.9
Technology Services                              3,915,649        1.8
Transportation                                   3,393,550        1.6
Utilities                                        2,602,681        1.2
Repurchase Agreement                             1,410,000        0.6
                                           ---------------       ----
                                           $   217,819,200*      99.9%
                                           ===============       ====

----------
* DOES NOT INCLUDE OUTSTANDING LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $1,286,100 WITH NET UNREALIZED APPRECIATION OF $546.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (97.0%)
                ADVERTISING/MARKETING
                SERVICES (2.7%)
       10,800   Getty Images, Inc.*                        $     802,008
       10,800   Lamar Advertising Co.
                 (Class A)*                                      461,916
                                                           -------------
                                                               1,263,924
                                                           -------------
                AIR FREIGHT/COURIERS (1.3%)
        9,970   C.H. Robinson Worldwide,
                 Inc.                                            580,254
                                                           -------------
                BIOTECHNOLOGY (2.7%)
       15,200   Genentech, Inc.*                               1,220,256
                                                           -------------
                CASINO/GAMING (4.4%)
       39,400   International Game
                 Technology                                    1,109,110
        7,700   Station Casinos, Inc.                            511,280
        8,945   Wynn Resorts, Ltd.*                              422,830
                                                           -------------
                                                               2,043,220
                                                           -------------
                CHEMICALS: AGRICULTURAL (2.8%)
       20,500   Monsanto Co.                                   1,288,835
                                                           -------------
                COMPUTER PERIPHERALS (0.0%)
       20,100   Seagate Technology Inc.
                 (Escrow) (a)                                          0
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (3.7%)
       42,919   Dell, Inc.*                                    1,695,730
                                                           -------------
                DATA PROCESSING
                SERVICES (1.0%)
       14,150   Paychex, Inc.                                    460,441
                                                           -------------
                DISCOUNT STORES (6.3%)
       32,500   Costco Wholesale Corp.                         1,456,650
        9,500   Sears Holdings Corp.*                          1,423,765
                                                           -------------
                                                               2,880,415
                                                           -------------
                FINANCIAL
                CONGLOMERATES (2.5%)
       18,700   Brascan Corp. (Class A)
                 (Canada)                                        713,592
        9,870   Citigroup, Inc.                                  456,290
                                                           -------------
                                                               1,169,882
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (1.1%)
       11,580   Moody's Corp.                              $     520,637
                                                           -------------
                FOOD: SPECIALTY/CANDY (1.0%)
        6,700   Wrigley (Wm.) Jr. Co.                            461,228
                                                           -------------
                GAS DISTRIBUTORS (1.2%)
        8,700   Questar Corp.                                    573,330
                                                           -------------
                HOME BUILDING (1.5%)
        8,300   Pulte Homes, Inc.                                699,275
                                                           -------------
                HOME IMPROVEMENT
                CHAINS (3.0%)
       35,175   Home Depot, Inc. (The)                         1,368,308
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (3.5%)
       29,400   Carnival Corp. (Panama)                        1,603,770
                                                           -------------
                HOUSEHOLD/PERSONAL
                CARE (1.7%)
        9,600   Gillette Co. (The)                               486,048
        5,805   Procter & Gamble Co.
                 (The)                                           306,214
                                                           -------------
                                                                 792,262
                                                           -------------
                INSURANCE BROKERS/
                SERVICES (1.0%)
       16,800   Marsh & McLennan
                 Companies, Inc.                                 465,360
                                                           -------------
                INTERNET RETAIL (1.3%)
       18,200   Amazon.com, Inc.*                                602,056
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (7.6%)
        7,435   Google, Inc. (Class A)*                        2,187,005
       37,740   Yahoo!, Inc.*                                  1,307,691
                                                           -------------
                                                               3,494,696
                                                           -------------
                INVESTMENT BANKS/
                BROKERS (2.2%)
        3,425   Chicago Mercantile Exchange
                 Holdings, Inc.                                1,012,088
                                                           -------------
                MANAGED HEALTH CARE (3.7%)
       32,400   UnitedHealth Group, Inc.                       1,689,336
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                MEDICAL DISTRIBUTORS (1.0%)
       10,200   Patterson Companies, Inc.*                 $     459,816
                                                           -------------
                MEDICAL SPECIALTIES (4.8%)
        8,900   Alcon, Inc. (Switzerland)                        973,215
        7,200   Guidant Corp.                                    484,560
       17,100   St. Jude Medical, Inc.*                          745,731
                                                           -------------
                                                               2,203,506
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (2.1%)
       12,400   Corporate Executive Board
                 Co. (The)                                       971,292
                                                           -------------
                MOTOR VEHICLES (1.5%)
       14,000   Harley-Davidson, Inc.                            694,400
                                                           -------------
                OIL & GAS PRODUCTION (2.7%)
       41,740   Ultra Petroleum Corp.
                 (Canada)*                                     1,267,226
                                                           -------------
                OTHER CONSUMER
                SERVICES (6.5%)
       17,300   Apollo Group, Inc.
                 (Class A)*                                    1,353,206
       49,136   eBay, Inc.*                                    1,621,979
                                                           -------------
                                                               2,975,185
                                                           -------------
                OTHER METALS/MINERALS (1.1%)
       11,400   Cameco Corp. (Canada)                            510,150
                                                           -------------
                PACKAGED SOFTWARE (0.8%)
       27,300   Red Hat, Inc.*                                   357,630
                                                           -------------
                PERSONNEL SERVICES (0.3%)
        4,600   Monster Worldwide, Inc.*                         131,928
                                                           -------------
                PHARMACEUTICALS: MAJOR (1.5%)
       10,600   Johnson & Johnson                                689,000
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (1.7%)
          289   Berkshire Hathaway, Inc.
                 (Class A)*                                      804,432
                                                           -------------
                RECREATIONAL PRODUCTS (3.6%)
       23,600   Electronic Arts, Inc.*                         1,335,996
        8,700   Shanda Interactive
                 Entertainment Ltd. (ADS)
                 (Cayman Islands)*                         $     320,073
                                                           -------------
                                                               1,656,069
                                                           -------------
                RESTAURANTS (1.0%)
        8,700   Starbucks Corp.*                                 449,442
                                                           -------------
                SEMICONDUCTORS (1.5%)
       17,660   Marvell Technology Group Ltd.
                 (Bermuda)*                                      671,786
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (1.4%)
       30,631   Crown Castle International
                 Corp.*                                          622,422
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (3.2%)
       28,200   Corning, Inc.*                                   468,684
       30,838   QUALCOMM, Inc.                                 1,017,962
                                                           -------------
                                                               1,486,646
                                                           -------------
                TOBACCO (1.5%)
       10,700   Altria Group, Inc.                               691,862
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (4.6%)
       23,900   America Movil S.A. de C.V.
                 (Series L) (ADR) (Mexico)                     1,424,679
       21,600   Nextel Communications, Inc.
                 (Class A)*                                      697,896
                                                           -------------
                                                               2,122,575
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $40,360,281)                           44,650,670
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (2.4%)
                REPURCHASE AGREEMENT
$       1,102   Joint repurchase agreement
                 account 3.35% due 07/01/05
                 (dated 06/30/05; proceeds
                 $1,102,103) (b)
                 (COST $1,102,000)                         $   1,102,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $41,462,281) (c)                             99.4%     45,752,670
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         0.6         266,256
                                                   -----   -------------
NET ASSETS                                         100.0%  $  46,018,926
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   ADS  AMERICAN DEPOSITARY SHARE.
   *    NON-INCOME PRODUCING SECURITY.
   (a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
   (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,548,951 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,258,562, RESULTING IN NET UNREALIZED APPRECIATION OF $4,290,389.

                        SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Internet Software/Services                 $     3,494,696        7.6%
Other Consumer Services                          2,975,185        6.5
Discount Stores                                  2,880,415        6.3
Medical Specialties                              2,203,506        4.8
Wireless Telecommunications                      2,122,575        4.6
Casino/Gaming                                    2,043,220        4.4
Computer Processing
 Hardware                                        1,695,730        3.7
Managed Health Care                              1,689,336        3.7
Recreational Products                            1,656,069        3.6
Hotels/Resorts/Cruiselines                       1,603,770        3.5
Telecommunication
 Equipment                                       1,486,646        3.2
Home Improvement
 Chains                                          1,368,308        3.0
Chemicals: Agricultural                          1,288,835        2.8
Oil & Gas Production                             1,267,226        2.7
Advertising/Marketing
 Services                                        1,263,924        2.7
Biotechnology                                    1,220,256        2.7
Financial Conglomerates                          1,169,882        2.5
Repurchase Agreement                             1,102,000        2.4
Investment Banks/Brokers                         1,012,088        2.2
Miscellaneous Commercial
 Services                                          971,292        2.1
Property - Casualty Insurers               $       804,432        1.7%
Household/Personal Care                            792,262        1.7
Home Building                                      699,275        1.5
Motor Vehicles                                     694,400        1.5
Tobacco                                            691,862        1.5
Pharmaceuticals: Major                             689,000        1.5
Semiconductors                                     671,786        1.5
Specialty
 Telecommunications                                622,422        1.4
Internet Retail                                    602,056        1.3
Air Freight/Couriers                               580,254        1.3
Gas Distributors                                   573,330        1.2
Financial Publishing/
 Services                                          520,637        1.1
Other Metals/Minerals                              510,150        1.1
Insurance Brokers/Services                         465,360        1.0
Food: Specialty/Candy                              461,228        1.0
Data Processing Services                           460,441        1.0
Medical Distributors                               459,816        1.0
Restaurants                                        449,442        1.0
Packaged Software                                  357,630        0.8
Personnel Services                                 131,928        0.3
                                           ---------------       ----
                                           $    45,752,670       99.4%
                                           ===============       ====

                        SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (95.7%)
                ADVERTISING/MARKETING
                SERVICES (1.5%)
       43,400   Getty Images, Inc.*                        $   3,222,884
                                                           -------------
                APPAREL/FOOTWEAR
                RETAIL (0.9%)
       59,000   Chico's FAS, Inc.*                             2,022,520
                                                           -------------
                BIOTECHNOLOGY (4.5%)
       26,500   Amgen Inc.*                                    1,602,190
       43,100   Genentech, Inc.*                               3,460,068
       38,300   Genzyme Corp.*                                 2,301,447
       60,111   Gilead Sciences, Inc.*                         2,644,283
                                                           -------------
                                                              10,007,988
                                                           -------------
                CASINO/GAMING (2.4%)
       48,800   Station Casinos, Inc.                          3,240,320
       43,200   Wynn Resorts, Ltd.*                            2,042,064
                                                           -------------
                                                               5,282,384
                                                           -------------
                CHEMICALS: AGRICULTURAL (3.4%)
       63,300   Monsanto Co.                                   3,979,671
       37,200   Potash Corp. of
                 Saskatchewan, Inc. (Canada)                   3,555,576
                                                           -------------
                                                               7,535,247
                                                           -------------
                COAL (0.6%)
       24,500   Peabody Energy Corp.                           1,274,980
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (4.4%)
       71,700   Apple Computer, Inc.*                          2,639,277
      179,100   Dell, Inc.*                                    7,076,241
                                                           -------------
                                                               9,715,518
                                                           -------------
                DATA PROCESSING
                SERVICES (0.8%)
       48,700   CheckFree Corp.*                               1,658,722
                                                           -------------
                DISCOUNT STORES (4.1%)
      165,300   Target Corp.                                   8,993,973
                                                           -------------
                ELECTRONICS/APPLIANCE
                STORES (1.5%)
       49,500   Best Buy Co., Inc.                             3,393,225
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (1.5%)
       74,700   Moody's Corp.                              $   3,358,512
                                                           -------------
                FOOD: MAJOR DIVERSIFIED (3.7%)
       36,500   Campbell Soup Co.                              1,123,105
       38,500   Kellogg Co.                                    1,710,940
      100,370   PepsiCo, Inc.                                  5,412,954
                                                           -------------
                                                               8,246,999
                                                           -------------
                HOME IMPROVEMENT
                CHAINS (1.7%)
       95,400   Home Depot, Inc. (The)                         3,711,060
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (3.1%)
      125,700   Carnival Corp. (Panama)                        6,856,935
                                                           -------------
                HOUSEHOLD/
                PERSONAL CARE (2.2%)
       45,300   Gillette Co. (The)                             2,293,539
       49,700   Procter & Gamble Co. (The)                     2,621,675
                                                           -------------
                                                               4,915,214
                                                           -------------
                INDUSTRIAL CONGLOMERATES (3.2%)
      160,300   General Electric Co.                           5,554,395
       28,800   United Technologies Corp.                      1,478,880
                                                           -------------
                                                               7,033,275
                                                           -------------
                INFORMATION TECHNOLOGY
                SERVICES (0.7%)
       32,600   Cognizant Technology
                 Solutions Corp. (Class A)*                    1,536,438
                                                           -------------
                INTEGRATED OIL (1.7%)
       78,700   Suncor Energy, Inc. (Canada)                   3,724,084
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (8.1%)
       37,525   Google, Inc. (Class A)*                       11,037,979
      198,900   Yahoo!, Inc.*                                  6,891,885
                                                           -------------
                                                              17,929,864
                                                           -------------
                INVESTMENT BANKS/
                BROKERS (4.1%)
        4,000   Chicago Mercantile Exchange
                 Holding Inc.                                  1,182,000

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
       45,175   Goldman Sachs
                 Group Inc. (The)                          $   4,608,753
       31,450   Legg Mason, Inc.                               3,274,260
                                                           -------------
                                                               9,065,013
                                                           -------------
                MAJOR
                TELECOMMUNICATIONS (2.1%)
      182,100   Sprint Corp.                                   4,568,889
                                                           -------------
                MANAGED HEALTH CARE (5.1%)
       45,800   Caremark Rx, Inc.*                             2,039,016
      174,700   UnitedHealth Group, Inc.                       9,108,858
                                                           -------------
                                                              11,147,874
                                                           -------------
                MEDICAL SPECIALTIES (5.2%)
       59,800   Alcon, Inc. (Switzerland)                      6,539,130
       71,400   Medtronic, Inc.                                3,697,806
       27,700   St. Jude Medical, Inc.*                        1,207,997
                                                           -------------
                                                              11,444,933
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (0.5%)
       24,900   Bright Horizons Family
                 Solutions, Inc.*                              1,013,928
                                                           -------------
                MULTI-LINE INSURANCE (1.0%)
       29,400   Hartford Financial Services
                 Group, Inc. (The) (Note 4)                    2,198,532
                                                           -------------
                OIL & GAS PRODUCTION (2.7%)
      198,160   Ultra Petroleum
                 Corp. (Canada)*                               6,016,138
                                                           -------------
                OTHER CONSUMER
                SERVICES (5.7%)
       67,115   Apollo Group, Inc. (Class A)*                  5,249,735
      220,500   eBay, Inc.*                                    7,278,705
                                                           -------------
                                                              12,528,440
                                                           -------------
                OTHER METALS/MINERALS (1.2%)
       57,800   Cameco Corporation (Canada)                    2,586,550
                                                           -------------
                PACKAGED SOFTWARE (0.9%)
       69,300   Adobe Systems, Inc.                            1,983,366
                                                           -------------
                PERSONNEL SERVICES (0.1%)
       11,200   Monster Worldwide, Inc.*                         321,216
                                                           -------------
                PHARMACEUTICALS: MAJOR (5.0%)
      151,000   Johnson & Johnson                          $   9,815,000
       68,600   Schering-Plough Corp.                          1,307,516
                                                           -------------
                                                              11,122,516
                                                           -------------
                PROPERTY-CASUALTY
                INSURERS (1.0%)
          757   Berkshire Hathaway,
                 Inc. (Class A)*                               2,107,109
                                                           -------------
                RECREATIONAL PRODUCTS (0.7%)
       42,000   Shanda Interactive
                 Entertainment Ltd. (ADS)
                 (Cayman Islands)*                             1,545,180
                                                           -------------
                SEMICONDUCTORS (4.9%)
      233,800   Intel Corp.                                    6,092,828
      123,600   Marvell Technology
                 Group Ltd. (Bermuda)*                         4,701,744
                                                           -------------
                                                              10,794,572
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (1.1%)
      119,068   Crown Castle
                 International Corp.*                          2,419,462
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (1.3%)
       55,100   Corning, Inc.*                                   915,762
       61,500   QUALCOMM Inc.                                  2,030,115
                                                           -------------
                                                               2,945,877
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (3.1%)
       49,600   America Movil S.A. de C.V.
                 (Series L) (ADR) (Mexico)                     2,956,656
      118,300   Nextel Communications, Inc.
                 (Class A)*                                    3,822,273
                                                           -------------
                                                               6,778,929
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $182,547,402)                         211,008,346
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (2.6%)
                REPURCHASE AGREEMENT
$       5,695   Joint repurchase agreement
                 account 3.35% due 07/01/05
                 (dated 06/30/05; proceeds
                 $5,695,530) (a)
                 (COST $5,695,000)                         $   5,695,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $188,242,402) (b)                            98.3%    216,703,346
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         1.7       3,673,529
                                                   -----   -------------
NET ASSETS                                         100.0%  $ 220,376,875
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   ADS  AMERICAN DEPOSITARY SHARES.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $31,314,796 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,853,852, RESULTING IN NET UNREALIZED APPRECIATION OF $28,460,944.

                        SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Internet Software/Services                 $    17,929,864        8.1%
Other Consumer Services                         12,528,440        5.7
Medical Specialties                             11,444,933        5.2
Managed Health Care                             11,147,874        5.1
Pharmaceuticals: Major                          11,122,516        5.0
Semiconductors                                  10,794,572        4.9
Biotechnology                                   10,007,988        4.5
Computer Processing
 Hardware                                        9,715,518        4.4
Investment Banks/Brokers                         9,065,013        4.1
Discount Stores                                  8,993,973        4.1
Food: Major Diversified                          8,246,999        3.7
Chemicals: Agricultural                          7,535,247        3.4
Industrial Conglomerates                         7,033,275        3.2
Hotels/Resorts/Cruiselines                       6,856,935        3.1
Wireless Telecommunications                      6,778,929        3.1
Oil & Gas Production                             6,016,138        2.7
Repurchase Agreement                             5,695,000        2.6
Casino/Gaming                                    5,282,384        2.4
Household/Personal Care                          4,915,214        2.2
Major Telecommunications                         4,568,889        2.1
Integrated Oil                                   3,724,084        1.7
Home Improvement Chains                          3,711,060        1.7
Electronics/
 Appliance Stores                                3,393,225        1.5
Financial Publishing/
 Services                                  $     3,358,512        1.5%
Advertising/Marketing
 Services                                        3,222,884        1.5
Telecommunication
 Equipment                                       2,945,877        1.3
Other Metals/Minerals                            2,586,550        1.2
Specialty
 Telecommunications                              2,419,462        1.1
Multi-Line Insurance                             2,198,532        1.0
Property - Casualty Insurers                     2,107,109        1.0
Apparel/Footwear Retail                          2,022,520        0.9
Packaged Software                                1,983,366        0.9
Data Processing Services                         1,658,722        0.8
Recreational Products                            1,545,180        0.7
Information Technology
 Services                                        1,536,438        0.7
Coal                                             1,274,980        0.6
Miscellaneous Commercial
 Services                                        1,013,928        0.5
Personnel Services                                 321,216        0.1
                                           ---------------       ----
                                           $   216,703,346       98.3%
                                           ===============       ====

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL OPPORTUNITIES
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (99.2%)
                ADVERTISING/MARKETING
                SERVICES (6.0%)
       19,300   Getty Images, Inc.*                        $   1,433,218
       17,000   Lamar Advertising Co.
                 (Class A)*                                      727,090
                                                           -------------
                                                               2,160,308
                                                           -------------
                AIR FREIGHT/COURIERS (1.8%)
       11,200   C.H. Robinson Worldwide,
                 Inc.                                            651,840
                                                           -------------
                CASINO/GAMING (7.6%)
       31,900   International Game
                 Technology                                      897,985
       20,200   Station Casinos, Inc.                          1,341,280
       10,405   Wynn Resorts, Ltd.*                              491,845
                                                           -------------
                                                               2,731,110
                                                           -------------
                CHEMICALS: AGRICULTURAL (3.1%)
       17,730   Monsanto Co.                                   1,114,685
                                                           -------------
                COMPUTER PROCESSING
                HARDWARE (2.0%)
       17,900   Dell, Inc.*                                      707,229
                                                           -------------
                CONSTRUCTION MATERIALS (1.2%)
        8,000   Rinker Group Ltd. (ADR)
                 (Australia)                                     424,720
                                                           -------------
                DISCOUNT STORES (5.0%)
       15,800   Costco Wholesale Corp.                           708,156
        7,300   Sears Holdings Corp.*                          1,094,051
                                                           -------------
                                                               1,802,207
                                                           -------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (2.1%)
       23,000   Tessera Technologies,
                 Inc.*                                           768,430
                                                           -------------
                FINANCIAL CONGLOMERATES (1.5%)
       13,750   Brascan Corp. (Class A)
                 (Canada)                                        524,700
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (0.0%)
          205   Moody's Corp.                                      9,217
                                                           -------------
                GAS DISTRIBUTORS (1.0%)
        5,600   Questar Corp.                              $     369,040
                                                           -------------
                HOME BUILDING (1.5%)
          683   NVR, Inc.*                                       553,230
                                                           -------------
                HOTELS/RESORTS/
                CRUISELINES (3.9%)
       25,700   Carnival Corp. (Panama)                        1,401,935
                                                           -------------
                INTERNET RETAIL (0.9%)
       10,000   Amazon.com, Inc.*                                330,800
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (8.3%)
        6,650   Google, Inc. (Class A)*                        1,956,098
       29,700   Yahoo!, Inc.*                                  1,029,105
                                                           -------------
                                                               2,985,203
                                                           -------------
                INVESTMENT BANKS/
                BROKERS (5.0%)
        3,330   Chicago Mercantile
                 Exchange Holding Inc.                           984,015
       20,283   Greenhill & Co., Inc.                            821,664
                                                           -------------
                                                               1,805,679
                                                           -------------
                MANAGED HEALTH CARE (1.4%)
        9,800   UnitedHealth Group, Inc.                         510,972
                                                           -------------
                MEDICAL DISTRIBUTORS (1.5%)
       11,900   Patterson Companies, Inc.*                       536,452
                                                           -------------
                MEDICAL SPECIALTIES (1.8%)
          600   Alcon, Inc. (Switzerland)                         65,610
        8,600   Dade Behring Holdings Inc.                       559,086
                                                           -------------
                                                                 624,696
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (5.3%)
       24,050   Corporate Executive Board
                 Co. (The)                                     1,883,837
                                                           -------------
                OIL & GAS PRODUCTION (5.3%)
       62,100   Ultra Petroleum Corp.
                 (Canada)*                                     1,885,356
                                                           -------------
                OTHER CONSUMER SERVICES (5.9%)
       42,900   eBay, Inc.*                                    1,416,129
        8,200   Strayer Education, Inc.                          707,332
                                                           -------------
                                                               2,123,461
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                OTHER METALS/MINERALS (1.1%)
        8,500   Cameco Corporation
                 (Canada)                                  $     380,375
                                                           -------------
                PACKAGED SOFTWARE (2.9%)
       31,700   Red Hat, Inc.*                                   415,270
       29,800   Salesforce.com Inc.*                             610,304
                                                           -------------
                                                               1,025,574
                                                           -------------
                PERSONNEL SERVICES (2.3%)
       28,800   Monster Worldwide, Inc.*                         825,984
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (2.9%)
          236   Berkshire Hathaway, Inc.
                 (Class A)*                                      656,906
          590   White Mountains Insurance
                 Group, Ltd. (Bermuda)                           372,231
                                                           -------------
                                                               1,029,137
                                                           -------------
                REAL ESTATE INVESTMENT
                TRUSTS (1.5%)
       14,700   Plum Creek Timber Co., Inc.                      533,610
                                                           -------------
                RECREATIONAL PRODUCTS (4.3%)
       19,600   Electronic Arts, Inc.*                         1,109,556
       11,700   Shanda Interactive
                 Entertainment Ltd. (ADS)
                 (Cayman Islands)*                               430,443
                                                           -------------
                                                               1,539,999
                                                           -------------
                RESTAURANTS (1.7%)
       10,120   P.F. Chang's China Bistro,
                 Inc.*                                           596,878
                                                           -------------
                SEMICONDUCTORS (1.5%)
       13,800   Marvell Technology Group
                 Ltd. (Bermuda)*                                 524,952
                                                           -------------
                SERVICES TO THE HEALTH
                INDUSTRY (1.0%)
        7,075   Stericycle, Inc.*                                356,014
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (2.4%)
       41,518   Crown Castle International
                 Corp.*                                          843,646
                                                           -------------
                TELECOMMUNICATION
                EQUIPMENT (1.3%)
       14,300   QUALCOMM Inc.                              $     472,043
                                                           -------------
                WHOLESALE DISTRIBUTORS (1.0%)
       10,200   SCP Pool Corp.                                   357,918
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (3.2%)
       19,100   America Movil S.A. de C.V.
                 (Series L) (ADR) (Mexico)                     1,138,551
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $30,441,022)                           35,529,788
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
                SHORT-TERM INVESTMENT (0.7%)
                REPURCHASE AGREEMENT
$         276   Joint repurchase aggreement
                 3.35% due 07/01/05
                 (dated 06/30/05;
                 proceeds $276,026) (a)
                 (COST $276,000)                                 276,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $30,717,022) (b)                             99.9%     35,805,788
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         0.1          21,012
                                                   -----   -------------
NET ASSETS                                         100.0%  $  35,826,800
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   ADS  AMERICAN DEPOSITARY SHARES.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,141,048 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,052,282, RESULTING IN NET UNREALIZED APPRECIATION OF $5,088,766.

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL OPPORTUNITIES
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Internet Software/Services                 $     2,985,203        8.3%
Casino/Gaming                                    2,731,110        7.6
Advertising/Marketing
 Services                                        2,160,308        6.0
Other Consumer Services                          2,123,461        5.9
Oil & Gas Production                             1,885,356        5.3
Miscellaneous Commercial
 Services                                        1,883,837        5.3
Investment Banks/Brokers                         1,805,679        5.0
Discount Stores                                  1,802,207        5.0
Recreational Products                            1,539,999        4.3
Hotels/Resorts/Cruiselines                       1,401,935        3.9
Wireless Telecommunications                      1,138,551        3.2
Chemicals: Agricultural                          1,114,685        3.1
Property - Casualty Insurers                     1,029,137        2.9
Packaged Software                                1,025,574        2.9
Specialty
 Telecommunications                                843,646        2.4
Personnel Services                                 825,984        2.3
Electronic Production
 Equipment                                         768,430        2.1
Computer Processing
 Hardware                                          707,229        2.0
Air Freight/Couriers                       $       651,840        1.8%
Medical Specialties                                624,696        1.8
Restaurants                                        596,878        1.7
Home Building                                      553,230        1.5
Medical Distributors                               536,452        1.5
Real Estate Investment Trusts                      533,610        1.5
Semiconductors                                     524,952        1.5
Financial Conglomerates                            524,700        1.5
Managed Health Care                                510,972        1.4
Telecommunication
 Equipment                                         472,043        1.3
Construction Materials                             424,720        1.2
Other Metals/Minerals                              380,375        1.1
Gas Distributors                                   369,040        1.0
Wholesale Distributors                             357,918        1.0
Services to the Health
 Industry                                          356,014        1.0
Internet Retail                                    330,800        0.9
Repurchase Agreement                               276,000        0.7
Financial Publishing/Services                        9,217        0.0
                                           ---------------       ----
                                           $    35,805,788       99.9%
                                           ===============       ====

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (95.9%)
                BELGIUM+ (0.8%)
                BEVERAGES: ALCOHOLIC
       10,000   InBev NV                                   $     338,261
                                                           -------------
                FINANCIAL CONGLOMERATES
        8,000   Fortis                                           221,371
                                                           -------------
                TOTAL BELGIUM                                    559,632
                                                           -------------
                BRAZIL (0.2%)
                WIRELESS TELECOMMUNICATIONS
       33,763   Telesp Celular Participacoes
                 S.A. (ADR)*                                     144,168
                                                           -------------
                CANADA (0.5%)
                INTEGRATED OIL
        8,000   Suncor Energy, Inc.                              377,790
                                                           -------------
                CHINA+ (0.1%)
                ELECTRIC UTILITIES
      100,000   Huaneng Power International,
                 Inc. (Class H)                                   73,234
                                                           -------------
                FINLAND (1.8%)
                PULP & PAPER
       20,000   Stora Enso Oyj
                 (Registered Shares)+                            255,165
                                                           -------------
                TELECOMMUNICATION EQUIPMENT
       62,270   Nokia Corp. (ADR)                              1,036,173
                                                           -------------
                TOTAL FINLAND                                  1,291,338
                                                           -------------
                FRANCE+ (8.8%)
                ADVERTISING/MARKETING SERVICES
       12,000   Publicis Groupe                                  353,105
                                                           -------------
                BUILDING PRODUCTS
        6,000   Compagnie de Saint-Gobain                        331,614
                                                           -------------
                ELECTRICAL PRODUCTS
        4,000   Schneider Electric S.A.                          300,687
                                                           -------------
                ENGINEERING & CONSTRUCTION
        6,000   Vinci S.A.                                       499,181
                                                           -------------
                FOOD DISTRIBUTORS
        8,000   Sodexho Alliance S.A.                            246,679
                                                           -------------
                FOOD: MAJOR DIVERSIFIED
        4,000   Groupe Danone                              $     350,755
                                                           -------------
                HOTELS/RESORTS/CRUISELINES
        8,000   Accor S.A. Ltd.                                  373,717
                                                           -------------
                HOUSEHOLD/PERSONAL CARE
        8,000   L'Oreal S.A.                                     573,899
                                                           -------------
                INFORMATION TECHNOLOGY SERVICES
       13,000   CapGemini S.A.*                                  411,538
                                                           -------------
                INTEGRATED OIL
        3,122   Total S.A.                                       731,207
                                                           -------------
                INTERNET SOFTWARE/SERVICES
       10,000   Business Objects S.A.*                           264,054
                                                           -------------
                MAJOR BANKS
        3,000   Societe Generale                                 303,918
                                                           -------------
                MAJOR TELECOMMUNICATIONS
       10,000   France Telecom S.A.                              290,554
                                                           -------------
                MEDIA CONGLOMERATES
       10,000   Vivendi Universal S.A.                           313,200
                                                           -------------
                MOTOR VEHICLES
        4,000   PSA Peugeot Citroen                              236,211
                                                           -------------
                MULTI-LINE INSURANCE
       25,000   Axa                                              621,813
                                                           -------------
                REGIONAL BANKS
       10,000   Credit Agricole S.A.                             252,698
                                                           -------------
                TOTAL FRANCE                                   6,454,830
                                                           -------------
                GERMANY+ (7.7%)
                AIR FREIGHT/COURIERS
       10,000   Deutsche Post AG
                 (Registered Shares)                             233,524
                                                           -------------
                AIRLINES
       20,000   Deutsche Lufthansa AG
                 (Registered Shares)                             244,994
                                                           -------------
                APPAREL/FOOTWEAR
        2,500   Adidas-Salomon AG                                417,102
                                                           -------------
                AUTO PARTS: O.E.M.
        4,000   Continental AG                                   287,591
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                CHEMICALS: MAJOR DIVERSIFIED
        8,000   BASF AG                                    $     530,305
                                                           -------------
                ELECTRIC UTILITIES
        5,000   E.ON AG                                          443,955
        7,000   RWE AG                                           449,961
                                                           -------------
                                                                 893,916
                                                           -------------
                FINANCIAL CONGLOMERATES
       12,000   Hypo Real Estate Holding AG                      455,621
                                                           -------------
                INDUSTRIAL CONGLOMERATES
        8,000   MAN AG                                           331,110
        3,000   Siemens AG
                 (Registered Shares)                             218,120
                                                           -------------
                                                                 549,230
                                                           -------------
                MAJOR BANKS
       18,000   Commerzbank AG                                   389,210
        8,000   Deutsche Bank AG
                 (Registered Shares)                             623,840
                                                           -------------
                                                               1,013,050
                                                           -------------
                MAJOR TELECOMMUNICATIONS
       20,000   Deutsche Telekom AG
                 (Registered Shares)                             369,659
                                                           -------------
                PACKAGED SOFTWARE
        2,700   SAP AG                                           469,045
                                                           -------------
                SEMICONDUCTORS
       20,000   Infineon Technologies AG*                        185,712
                                                           -------------
                TOTAL GERMANY                                  5,649,749
                                                           -------------
                IRELAND+ (0.3%)
                MAJOR TELECOMMUNICATIONS
      100,000   Eircom Group PLC                                 222,978
                                                           -------------
                ITALY+ (0.4%)
                INVESTMENT BANKS/BROKERS
       15,000   Mediobanca SpA                                   280,220
                                                           -------------
                JAPAN+ (7.7%)
                ELECTRONIC COMPONENTS
        3,000   Hoya Corp.                                       344,543
                                                           -------------
                ELECTRONIC EQUIPMENT/INSTRUMENTS
        7,000   Canon, Inc.                                $     366,556
       38,000   Konica Minolta Holdings, Inc.                    352,756
       21,000   Ricoh Co., Ltd.                                  326,225
                                                           -------------
                                                               1,045,537
                                                           -------------
                ELECTRONICS/APPLIANCES
       10,000   Fuji Photo Film Co., Ltd.                        325,240
                                                           -------------
                FINANCIAL CONGLOMERATES
           80   Mizuho Financial Group, Inc.                     360,174
                                                           -------------
                FOOD RETAIL
        3,000   Ito-Yokado Co., Ltd.                              98,914
                                                           -------------
                GAS DISTRIBUTORS
      150,000   Tokyo Gas Co., Ltd.                              559,897
                                                           -------------
                HOUSEHOLD/PERSONAL CARE
       10,000   Kao Corp.                                        235,545
                                                           -------------
                INDUSTRIAL MACHINERY
        5,900   Fanuc Ltd.                                       373,793
                                                           -------------
                INVESTMENT BANKS/BROKERS
       17,400   Nomura Holdings, Inc.                            206,544
                                                           -------------
                MAJOR TELECOMMUNICATIONS
           50   Nippon Telegraph & Telephone
                 Corp. (NTT)                                     214,245
                                                           -------------
                MOTOR VEHICLES
        8,000   Toyota Motor Corp.                               285,942
                                                           -------------
                PHARMACEUTICALS: MAJOR
       15,000   Takeda Pharmaceutical
                 Co., Ltd.                                       741,429
                                                           -------------
                RAILROADS
           90   East Japan Railway Co.                           461,260
                                                           -------------
                RECREATIONAL PRODUCTS
        4,000   Nintendo Co., Ltd.                               416,564
                                                           -------------
                TOTAL JAPAN                                    5,669,627
                                                           -------------
                NETHERLANDS+ (3.0%)
                AIR FREIGHT/COURIERS
       10,000   TNT NV                                           253,240
                                                           -------------
                ELECTRONIC PRODUCTION EQUIPMENT
       15,000   ASML Holding NV*                                 234,512
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                FINANCIAL CONGLOMERATES
       15,000   ING Groep NV
                 (Share Certificates)                      $     422,055
                                                           -------------
                INTEGRATED OIL
        5,000   Royal Dutch Petroleum Co.                        325,455
                                                           -------------
                LIFE/HEALTH INSURANCE
       25,000   Aegon NV                                         322,331
                                                           -------------
                PERSONNEL SERVICES
       25,000   Vedior NV
                 (Share Certificates)                            351,578
                                                           -------------
                SEMICONDUCTORS
       20,000   STMicroelectronics NV                            318,355
                                                           -------------
                TOTAL NETHERLANDS                              2,227,526
                                                           -------------
                NORWAY+ (1.1%)
                INTEGRATED OIL
       25,000   Statoil ASA                                      507,782
                                                           -------------
                MAJOR TELECOMMUNICATIONS
       40,000   Telenor ASA                                      317,381
                                                           -------------
                TOTAL NORWAY                                     825,163
                                                           -------------
                PHILIPPINES (0.3%)
                SPECIALTY TELECOMMUNICATIONS
        7,000   Philippine Long Distance
                 Telephone Co. (ADR)                             203,350
                                                           -------------
                SINGAPORE (1.5%)
                ELECTRONIC COMPONENTS
       83,760   Flextronics International Ltd.*                1,106,470
                                                           -------------
                SOUTH KOREA (0.3%)
                WIRELESS TELECOMMUNICATIONS
       10,000   SK Telecom Co., Ltd. (ADR)                       204,000
                                                           -------------
                SPAIN+ (0.4%)
                APPAREL/FOOTWEAR RETAIL
       12,000   Industria de Diseno
                 Textil, S.A.                                    308,221
                                                           -------------
                SWEDEN+ (0.4%)
                TELECOMMUNICATION EQUIPMENT
       80,000   Telefonaktiebolaget LM
                 Ericsson (B Shares)                             255,400
                                                           -------------
                SWITZERLAND+ (1.4%)
                FINANCIAL CONGLOMERATES
        6,000   UBS AG
                 (Registered Shares)                       $     466,977
                                                           -------------
                MAJOR BANKS
        5,000   Credit Suisse Group
                 (Registered Shares)                             196,180
                                                           -------------
                PHARMACEUTICALS: MAJOR
        8,000   Novartis AG
                 (Registered Shares)                             380,005
                                                           -------------
                TOTAL SWITZERLAND                              1,043,162
                                                           -------------
                UNITED KINGDOM (6.9%)
                ADVERTISING/MARKETING
                SERVICES
       40,000   WPP Group PLC+                                   410,177
                                                           -------------
                AIRLINES
       40,000   British Airways PLC+*                            187,976
                                                           -------------
                FOOD: SPECIALTY/CANDY
       50,000   Cadbury Schweppes PLC+                           475,783
                                                           -------------
                HOTELS/RESORTS/CRUISELINES
       10,000   Carnival PLC+                                    567,721
                                                           -------------
                INTEGRATED OIL
        7,256   BP PLC (ADR)                                     452,629
                                                           -------------
                INVESTMENT MANAGERS
       60,000   Amvescap PLC+                                    355,765
                                                           -------------
                MAJOR BANKS
       12,000   Royal Bank of Scotland
                 Group PLC+                                      361,226
       10,000   Standard Chartered PLC+                          182,196
                                                           -------------
                                                                 543,422
                                                           -------------
                MEDICAL SPECIALTIES
       25,000   Smith & Nephew PLC+                              245,970
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES
       80,000   Group 4 Securicor PLC+                           209,655
                                                           -------------
                OTHER METALS/MINERALS
       20,000   BHP Billiton PLC+                                256,427
       10,300   Rio Tinto PLC+                                   313,474
                                                           -------------
                                                                 569,901
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                PHARMACEUTICALS: MAJOR
       16,000   GlaxoSmithKline PLC+                       $     385,891
                                                           -------------
                WIRELESS TELECOMMUNICATIONS
      251,534   Vodafone Group PLC+                              610,964
                                                           -------------
                TOTAL UNITED KINGDOM                           5,015,854
                                                           -------------
                UNITED STATES (52.3%)
                AEROSPACE & DEFENSE
       17,210   Northrop Grumman Corp.                           950,852
       24,180   Raytheon Co.                                     945,922
                                                           -------------
                                                               1,896,774
                                                           -------------
                AGRICULTURAL COMMODITIES/MILLING
       53,615   Archer-Daniels-Midland Co.                     1,146,289
                                                           -------------
                BEVERAGES: NON-ALCOHOLIC
       23,960   Coca-Cola Co. (The)                            1,000,330
                                                           -------------
                BIOTECHNOLOGY
       23,915   Gilead Sciences, Inc.*                         1,052,021
                                                           -------------
                CHEMICALS: AGRICULTURAL
       13,530   Monsanto Co.                                     850,631
                                                           -------------
                CHEMICALS: MAJOR DIVERSIFIED
       17,050   Dow Chemical Co. (The)                           759,237
                                                           -------------
                COMPUTER COMMUNICATIONS
       54,130   Cisco Systems, Inc.*                           1,034,424
                                                           -------------
                COMPUTER PROCESSING HARDWARE
       26,360   Apple Computer, Inc.*                            970,312
                                                           -------------
                DISCOUNT STORES
       20,735   Costco Wholesale Corp.                           929,343
                                                           -------------
                ELECTRICAL PRODUCTS
       14,205   Emerson Electric Co.                             889,659
                                                           -------------
                ELECTRONIC PRODUCTION EQUIPMENT
       64,300   Applied Materials, Inc.                        1,040,374
                                                           -------------
                ENVIRONMENTAL SERVICES
       31,860   Waste Management, Inc.                           902,912
                                                           -------------
                FINANCIAL CONGLOMERATES
       24,980   American Express Co.                           1,329,685
       28,080   Citigroup, Inc.                                1,298,138
       37,045   JPMorgan Chase & Co.                           1,308,429
                                                           -------------
                                                               3,936,252
                                                           -------------
                FOOD: MAJOR DIVERSIFIED
       23,645   Kellogg Co.                                $   1,050,784
        5,461   TreeHouse Foods, Inc.*                           155,693
                                                           -------------
                                                               1,206,477
                                                           -------------
                FOOD: MEAT/FISH/DAIRY
       27,305   Dean Foods Co.*                                  962,228
                                                           -------------
                HOUSEHOLD/PERSONAL CARE
       20,265   Gillette Co. (The)                             1,026,017
                                                           -------------
                INDUSTRIAL CONGLOMERATES
       25,770   General Electric Co.                             892,931
                                                           -------------
                INFORMATION TECHNOLOGY SERVICES
       13,890   International Business
                 Machines Corp.                                1,030,638
                                                           -------------
                INTEGRATED OIL
       28,900   Exxon Mobil Corp.                              1,660,883
                                                           -------------
                MAJOR BANKS
       28,570   Bank of America Corp.                          1,303,078
                                                           -------------
                MAJOR TELECOMMUNICATIONS
       45,535   SBC Communications, Inc.                       1,081,456
                                                           -------------
                MEDIA CONGLOMERATES
       53,450   Time Warner, Inc.*                               893,150
                                                           -------------
                MEDICAL SPECIALTIES
       14,250   Bard (C.R.), Inc.                                947,768
       15,805   Fisher Scientific International,
                 Inc.*                                         1,025,745
                                                           -------------
                                                               1,973,513
                                                           -------------
                OIL & GAS PRODUCTION
       32,110   Burlington Resources, Inc.                     1,773,756
                                                           -------------
                PHARMACEUTICALS: MAJOR
       14,550   Johnson & Johnson                                945,750
       16,660   Lilly (Eli) & Co.                                928,129
       34,810   Pfizer, Inc.                                     960,060
                                                           -------------
                                                               2,833,939
                                                           -------------
                SEMICONDUCTORS
       39,220   Intel Corp.                                    1,022,073
                                                           -------------
                SPECIALTY STORES
       23,180   Bed Bath & Beyond Inc.*                          968,460
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                TELECOMMUNICATION EQUIPMENT
       69,480   Corning, Inc.*                             $   1,154,758
       61,590   Motorola, Inc.                                 1,124,633
                                                           -------------
                                                               2,279,391
                TRUCKS/CONSTRUCTION/FARM
                MACHINERY
       10,135   Caterpillar, Inc.                                965,967
                                                           -------------
                TOTAL UNITED STATES                           38,282,515
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $64,289,089)                           70,195,227
                                                           -------------
                PREFERRED STOCKS (0.4%)
                GERMANY+
                BROADCASTING
       15,500   ProSiebenSat.1 Media AG
                 (COST $228,843)                                 266,119
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (3.7%)
                REPURCHASE AGREEMENT
$       2,719   Joint repurchase agreement
                 account 3.35% due
                 07/01/05 (dated 06/30/05;
                 proceeds $2,719,253) (a)
                 (COST $2,719,000)                         $   2,719,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $67,236,932) (b)                            100.0%     73,180,346
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         0.0          21,429
                                                   -----   -------------
NET ASSETS                                         100.0%  $  73,201,775
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   + SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $28,654,251 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,505,084 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,561,670, RESULTING IN NET UNREALIZED APPRECIATION OF $5,943,414.

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Financial Conglomerates                    $     5,862,450        8.0%
Pharmaceuticals: Major                           4,341,264        5.9
Integrated Oil                                   4,055,746        5.5
Telecommunication
 Equipment                                       3,570,964        4.9
Major Banks                                      3,359,648        4.6
Repurchase Agreement                             2,719,000        3.7
Major Telecommunications                         2,496,273        3.4
Medical Specialties                              2,219,483        3.0
Aerospace & Defense                              1,896,774        2.6
Household/Personal Care                          1,835,461        2.5
Oil & Gas Production                             1,773,756        2.4
Food: Major Diversified                          1,557,232        2.1
Semiconductors                                   1,526,140        2.1
Electronic Components                            1,451,013        2.0
Information Technology
 Services                                        1,442,176        2.0
Industrial Conglomerates                         1,442,161        2.0
Chemicals: Major Diversified                     1,289,542        1.8
Electronic Production
 Equipment                                       1,274,886        1.7
Media Conglomerates                              1,206,350        1.7
Electrical Products                              1,190,346        1.6
Agricultural Commodities/
 Milling                                         1,146,289        1.6
Biotechnology                                    1,052,021        1.4
Electronic Equipment/
 Instruments                                     1,045,537        1.4
Computer Communications                          1,034,424        1.4
Beverages: Non-Alcoholic                         1,000,330        1.4
Computer Processing
 Hardware                                          970,312        1.3
Specialty Stores                                   968,460        1.3
Electric Utilities                                 967,150        1.3
Trucks/Construction/
 Farm Machinery                                    965,967        1.3
Food: Meat/Fish/Dairy                              962,228        1.3
Wireless Telecommunications                        959,132        1.3
Hotels/Resorts/Cruiselines                         941,438        1.3
Discount Stores                            $       929,343        1.3%
Environmental Services                             902,912        1.2
Chemicals: Agricultural                            850,631        1.2
Advertising/Marketing
 Services                                          763,282        1.0
Multi-Line Insurance                               621,813        0.9
Other Metals/Minerals                              569,901        0.8
Gas Distributors                                   559,897        0.8
Motor Vehicles                                     522,153        0.7
Engineering & Construction                         499,181        0.7
Air Freight/Couriers                               486,764        0.7
Investment Banks/Brokers                           486,764        0.7
Food: Specialty/Candy                              475,783        0.7
Packaged Software                                  469,045        0.6
Railroads                                          461,260        0.6
Airlines                                           432,970        0.6
Apparel/Footwear                                   417,102        0.6
Recreational Products                              416,564        0.6
Industrial Machinery                               373,793        0.5
Investment Managers                                355,765        0.5
Personnel Services                                 351,578        0.5
Beverages: Alcoholic                               338,261        0.5
Building Products                                  331,614        0.5
Electronics/Appliances                             325,240        0.4
Life/Health Insurance                              322,331        0.4
Apparel/Footwear Retail                            308,221        0.4
Auto Parts: O.E.M                                  287,591        0.4
Broadcasting                                       266,119        0.4
Internet Software/Services                         264,054        0.4
Pulp & Paper                                       255,165        0.3
Regional Banks                                     252,698        0.3
Food Distributors                                  246,679        0.3
Miscellaneous Commercial
 Services                                          209,655        0.3
Specialty
 Telecommunications                                203,350        0.3
Food Retail                                         98,914        0.1
                                           ---------------      -----
                                           $    73,180,346      100.0%
                                           ===============      =====

                        SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                COMMON STOCKS (97.7%)
                ADVERTISING/MARKETING
                SERVICES (4.9%)
       22,225   Getty Images, Inc.*                        $   1,650,429
       25,600   Lamar Advertising Co.
                 (Class A)*                                    1,094,912
                                                           -------------
                                                               2,745,341
                                                           -------------
                AIR FREIGHT/COURIERS (2.9%)
       18,850   C.H. Robinson Worldwide, Inc.                  1,097,070
       10,900   Expeditors International of
                 Washington, Inc.                                542,929
                                                           -------------
                                                               1,639,999
                                                           -------------
                APPAREL/FOOTWEAR RETAIL (2.2%)
       15,850   Chico's FAS, Inc.*                               543,338
       12,000   Urban Outfitters, Inc.*                          680,280
                                                           -------------
                                                               1,223,618
                                                           -------------
                BIOTECHNOLOGY (1.8%)
        8,100   Affymetrix, Inc.*                                436,833
       16,700   Gen-Probe Inc.*                                  605,041
                                                           -------------
                                                               1,041,874
                                                           -------------
                BROADCASTING (0.7%)
       14,300   Univision Communications, Inc.
                 (Class A)*                                      393,965
                                                           -------------
                CASINO/GAMING (7.7%)
       46,500   International Game
                 Technology                                    1,308,975
       18,500   Penn National Gaming, Inc.*                      675,250
       24,175   Station Casinos, Inc.                          1,605,220
       15,940   Wynn Resorts, Ltd.*                              753,484
                                                           -------------
                                                               4,342,929
                                                           -------------
                CHEMICALS: AGRICULTURAL (0.9%)
        8,300   Monsanto Co.                                     521,821
                                                           -------------
                COMPUTER PERIPHERALS (0.9%)
       18,500   Network Appliance, Inc.*                         522,995
                                                           -------------
                CONSTRUCTION MATERIALS (1.5%)
       15,800   Rinker Group Ltd. (ADR)
                 (Australia)                                     838,822
                                                           -------------
                CONTAINERS/PACKAGING (1.0%)
       10,800   Sealed Air Corp.*                                537,732
                                                           -------------
                DATA PROCESSING
                SERVICES (1.0%)
        8,300   Global Payments Inc.                       $     562,740
                                                           -------------
                DISCOUNT STORES (1.5%)
       26,900   BJ's Wholesale Club, Inc.*                       873,981
                                                           -------------
                ELECTRONIC EQUIPMENT/
                INSTRUMENTS (0.9%)
       21,789   Dolby Laboratories Inc.
                (Class A)*                                       480,665
                                                           -------------
                ELECTRONIC PRODUCTION
                EQUIPMENT (1.5%)
       25,900   Tessera Technologies, Inc.*                      865,319
                                                           -------------
                FINANCIAL CONGLOMERATES (1.5%)
       21,550   Brascan Corp. (Class A)
                 (Canada)                                        822,348
                                                           -------------
                FINANCIAL PUBLISHING/
                SERVICES (0.0%)
          540   Moody's Corp.                                     24,278
                                                           -------------
                GAS DISTRIBUTORS (1.1%)
        9,500   Questar Corp.                                    626,050
                                                           -------------
                HOME BUILDING (2.0%)
        1,396   NVR, Inc.*                                     1,130,760
                                                           -------------
                INSURANCE BROKERS/
                SERVICES (1.0%)
       14,000   ChoicePoint, Inc.*                               560,700
                                                           -------------
                INTERNET RETAIL (1.3%)
       22,100   Amazon.com, Inc.*                                731,068
                                                           -------------
                INTERNET SOFTWARE/
                SERVICES (2.2%)
       33,600   Akamai Technologies, Inc.*                       441,168
        7,000   Netease.com Inc. (ADR)
                 (Cayman Islands)*                               399,770
       13,900   SINA Corp.
                 (Cayman Island)*                                387,810
                                                           -------------
                                                               1,228,748
                                                           -------------
                INVESTMENT BANKS/BROKERS (3.7%)
       32,300   Ameritrade Holding Corp.*                        600,457
        5,115   Chicago Mercantile Exchange
                 Holding Inc.                                  1,511,483
                                                           -------------
                                                               2,111,940
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                INVESTMENT MANAGERS (1.7%)
       34,381   Calamos Asset Management
                 Inc. (Class A)                            $     936,538
                                                           -------------
                MEDICAL DISTRIBUTORS (1.4%)
       17,500   Patterson Companies, Inc.*                       788,900
                                                           -------------
                MEDICAL SPECIALTIES (5.7%)
        5,350   Cooper Companies, Inc. (The)                     325,601
       11,900   Dade Behring Holdings Inc.                       773,619
        6,356   Fisher Scientific International,
                 Inc.*                                           412,504
        6,400   INAMED Corp.*                                    428,608
        9,678   Kinetic Concepts, Inc.*                          580,680
       16,300   St. Jude Medical, Inc.*                          710,843
                                                           -------------
                                                               3,231,855
                                                           -------------
                MEDICAL/NURSING SERVICES (0.9%)
       20,875   VCA Antech, Inc.*                                506,219
                                                           -------------
                MISCELLANEOUS COMMERCIAL
                SERVICES (6.6%)
       29,750   Corporate Executive Board
                 Co. (The)                                     2,330,318
       27,420   Iron Mountain Inc.*                              850,568
       11,200   Laureate Education Inc.*                         536,032
                                                           -------------
                                                               3,716,918
                                                           -------------
                MOTOR VEHICLES (1.5%)
       16,800   Harley-Davidson, Inc.                            833,280
                                                           -------------
                MOVIES/ENTERTAINMENT (0.7%)
        7,100   International Speedway Corp.
                 (Class A)                                       399,446
                                                           -------------
                OIL & GAS PRODUCTION (3.8%)
       69,790   Ultra Petroleum Corp.
                 (Canada)*                                     2,118,825
                                                           -------------
                OTHER CONSUMER SERVICES (4.9%)
       14,700   Career Education Corp.*                          538,167
       12,000   ITT Educational Services,
                 Inc.*                                           641,040
       12,000   Strayer Education, Inc.                        1,035,120
       10,800   Weight Watchers International,
                 Inc.*                                           557,388
                                                           -------------
                                                               2,771,715
                                                           -------------
                OTHER METALS/MINERALS (1.6%)
       20,350   Cameco Corporation
                 (Canada)                                  $     910,663
                                                           -------------
                PACKAGED SOFTWARE (2.6%)
       43,500   Red Hat, Inc.*                                   569,850
       44,400   Salesforce.com Inc.*                             909,312
                                                           -------------
                                                               1,479,162
                                                           -------------
                PERSONNEL SERVICES (2.3%)
       44,700   Monster Worldwide, Inc.*                       1,281,996
                                                           -------------
                PROPERTY - CASUALTY
                INSURERS (1.4%)
        1,235   White Mountains Insurance
                 Group, Ltd. (Bermuda)                           779,162
                                                           -------------
                REAL ESTATE DEVELOPMENT (2.1%)
       13,775   CB Richard Ellis Group, Inc.
                 (Class A)                                       604,172
        6,800   St. Joe Co. (The)                                554,472
                                                           -------------
                                                               1,158,644
                                                           -------------
                REAL ESTATE INVESTMENT
                TRUSTS (1.4%)
       21,800   Plum Creek Timber Co., Inc.                      791,340
                                                           -------------
                RECREATIONAL PRODUCTS (2.8%)
       31,266   Activision, Inc.*                                516,514
        9,700   Polaris Industries Inc.                          523,800
       15,000   Shanda Interactive
                 Entertainment Ltd. (ADS)
                 (Cayman Islands)*                               551,850
                                                           -------------
                                                               1,592,164
                                                           -------------
                RESTAURANTS (3.0%)
       24,700   Cheesecake Factory,
                 Inc. (The)*                                     857,831
       14,100   P.F. Chang's China Bistro,
                 Inc.*                                           831,618
                                                           -------------
                                                               1,689,449
                                                           -------------
                SEMICONDUCTORS (1.5%)
       21,700   Marvell Technology Group
                 Ltd. (Bermuda)*                                 825,468
                                                           -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                      VALUE
------------------------------------------------------------------------
                SERVICES TO THE HEALTH
                INDUSTRY (1.5%)
       16,475   Stericycle, Inc.*                          $     829,022
                                                           -------------
                SPECIALTY STORES (1.9%)
       12,700   Bed Bath & Beyond Inc.*                          530,606
       11,400   Tractor Supply Co.*                              559,740
                                                           -------------
                                                               1,090,346
                                                           -------------
                SPECIALTY
                TELECOMMUNICATIONS (2.3%)
       63,582   Crown Castle International
                 Corp.*                                        1,291,986
                                                           -------------
                WHOLESALE DISTRIBUTORS (1.0%)
       15,600   SCP Pool Corp.                                   547,404
                                                           -------------
                WIRELESS
                TELECOMMUNICATIONS (2.9%)
       25,350   NII Holdings, Inc. (Class B)*                  1,620,879
                                                           -------------
                TOTAL COMMON STOCKS
                 (COST $48,234,500)                           55,019,074
                                                           -------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                    VALUE
------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (0.3%)
                REPURCHASE AGREEMENT
$         188   Joint repurchase agreement
                 account 3.35% due
                 07/01/05 (dated 06/30/05;
                 proceeds $188,017) (a)
                 (COST $188,000)                           $     188,000
                                                           -------------
TOTAL INVESTMENTS
 (COST $48,422,500) (b)                             98.0%     55,207,074
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                         2.0       1,122,841
                                                   -----   -------------
NET ASSETS                                         100.0%  $  56,329,915
                                                   =====   =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
   ADS  AMERICAN DEPOSITARY SHARES.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,131,707 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,347,133 RESULTING IN NET UNREALIZED APPRECIATION OF $6,784,574.

                        SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
SUMMARY OF INVESTMENTS - JUNE 30, 2005 (UNAUDITED)

                                                              PERCENT OF
INDUSTRY                                        VALUE         NET ASSETS
------------------------------------------------------------------------
Casino/Gaming                              $     4,342,929        7.7%
Miscellaneous Commercial
 Services                                        3,716,918        6.6
Medical Specialties                              3,231,855        5.7
Other Consumer Services                          2,771,715        4.9
Advertising/Marketing
 Services                                        2,745,341        4.9
Oil & Gas Production                             2,118,825        3.8
Investment Banks/Brokers                         2,111,940        3.7
Restaurants                                      1,689,449        3.0
Air Freight/Couriers                             1,639,999        2.9
Wireless Telecommunications                      1,620,879        2.9
Recreational Products                            1,592,164        2.8
Packaged Software                                1,479,162        2.6
Specialty
 Telecommunications                              1,291,986        2.3
Personnel Services                               1,281,996        2.3
Internet Software/Services                       1,228,748        2.2
Apparel/Footwear Retail                          1,223,618        2.2
Real Estate Development                          1,158,644        2.1
Home Building                                    1,130,760        2.0
Specialty Stores                                 1,090,346        1.9
Biotechnology                                    1,041,874        1.8
Investment Managers                                936,538        1.7
Other Metals/Minerals                              910,663        1.6
Discount Stores                                    873,981        1.5
Electronic Production
 Equipment                                         865,319        1.5
Construction Materials                     $       838,822        1.5%
Motor Vehicles                                     833,280        1.5
Services to the Health
 Industry                                          829,022        1.5
Semiconductors                                     825,468        1.5
Financial Conglomerates                            822,348        1.5
Real Estate Investment Trusts                      791,340        1.4
Medical Distributors                               788,900        1.4
Property - Casualty Insurers                       779,162        1.4
Internet Retail                                    731,068        1.3
Gas Distributors                                   626,050        1.1
Data Processing Services                           562,740        1.0
Insurance Brokers/Services                         560,700        1.0
Wholesale Distributors                             547,404        1.0
Containers/Packaging                               537,732        1.0
Computer Peripherals                               522,995        0.9
Chemicals: Agricultural                            521,821        0.9
Medical/Nursing Services                           506,219        0.9
Electronic Equipment/
 Instruments                                       480,665        0.9
Movies/Entertainment                               399,446        0.7
Broadcasting                                       393,965        0.7
Repurchase Agreement                               188,000        0.3
Financial Publishing/Services                       24,278        0.0
                                           ---------------       ----
                                           $    55,207,074       98.0%
                                           ===============       ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

                                                                                MONEY             FLEXIBLE             BALANCED
                                                                                MARKET             INCOME               GROWTH
                                                                           ----------------    ----------------    ----------------
ASSETS:
Investments in securities, at value*                                       $     94,756,150    $     65,162,164    $     94,888,136
Investment in affiliates                                                                 --                  --                  --
Cash                                                                                 20,683             100,000                 756
Receivable for:
    Investments sold                                                                     --             276,288             298,721
    Interest/principal paydowns                                                      71,929             842,094             369,089
    Dividends                                                                            --                  --             121,469
    Shares of beneficial interest sold                                              218,016              23,162               5,383
    Foreign withholding taxes reclaimed                                                  --                  --                  --
Prepaid expenses and other assets                                                     3,588               2,560               3,537
                                                                           ----------------    ----------------    ----------------
    TOTAL ASSETS                                                                 95,070,366          66,406,268          95,687,091
                                                                           ----------------    ----------------    ----------------
LIABILITIES:
Payable for:
    Investments purchased                                                                --             703,953           1,199,843
    Shares of beneficial interest redeemed                                          274,779              62,262              26,785
    Investment advisory fee                                                          34,934              17,309              40,823
    Variation margin                                                                     --              33,937              16,125
    Distribution fee                                                                  7,501               5,354               5,434
    Administration fee                                                                3,882               4,471               6,280
Payable to bank                                                                          --              10,549                  --
Unrealized depreciation on open forward foreign currency contracts                       --                 782                  --
Accrued expenses and other payables                                                  18,804             116,034              23,756
                                                                           ----------------    ----------------    ----------------
    TOTAL LIABILITIES                                                               339,900             954,651           1,319,046
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     94,730,466    $     65,451,617    $     94,368,045
                                                                           ================    ================    ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     94,730,431    $     88,557,117    $     82,731,199
Accumulated undistributed net investment income (loss)                                   35            (257,591)           (191,056)
Accumulated net realized gain (loss)                                                     --         (19,706,517)         (1,352,243)
Net unrealized appreciation (depreciation)                                               --          (3,141,392)         13,180,145
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     94,730,466    $     65,451,617    $     94,368,045
                                                                           ================    ================    ================
    *COST                                                                  $     94,756,150    $     68,200,122    $     81,652,199
                                                                           ================    ================    ================
CLASS X SHARES:
Net Assets                                                                 $     57,124,501    $     39,409,494    $     67,960,539
Shares Outstanding (unlimited authorized shares of $.01 par value)               57,124,498           5,283,155           4,202,013
    NET ASSET VALUE PER SHARE                                              $           1.00    $           7.46    $          16.17
                                                                           ================    ================    ================
CLASS Y SHARES:
Net Assets                                                                 $     37,605,965    $     26,042,123    $     26,407,506
Shares Outstanding (unlimited authorized shares of $.01 par value)               37,605,932           3,507,556           1,636,382
    NET ASSET VALUE PER SHARE                                              $           1.00    $           7.42    $          16.14
                                                                           ================    ================    ================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                       EQUALLY-
                                                                                                   DIVIDEND            WEIGHTED
                                                                              UTILITIES             GROWTH             S&P 500
                                                                           ----------------    ----------------    ----------------
ASSETS:
Investments in securities, at value*                                       $     80,218,592    $    322,016,194    $    217,819,200
Investment in affiliates                                                                 --                  --                  --
Cash                                                                                    240                 927                 331
Receivable for:
    Investments sold                                                                     --           2,017,395                  --
    Interest/principal paydowns                                                      26,704                 510                 131
    Dividends                                                                       176,233             233,305             234,543
    Shares of beneficial interest sold                                               22,500               1,350              59,056
    Foreign withholding taxes reclaimed                                                 385              14,038                  --
Prepaid expenses and other assets                                                     2,678              13,250               9,602
                                                                           ----------------    ----------------    ----------------
    TOTAL ASSETS                                                                 80,447,332         324,296,969         218,122,863
                                                                           ----------------    ----------------    ----------------
LIABILITIES:
Payable for:
    Investments purchased                                                                --           1,838,616                  --
    Shares of beneficial interest redeemed                                           36,035             254,294             100,126
    Investment advisory fee                                                          36,885             139,360              21,566
    Variation margin                                                                     --                  --               4,413
    Distribution fee                                                                  3,346              11,585              18,333
    Administration fee                                                                5,177              21,652              14,377
Payable to bank                                                                          --                  --                  --
Unrealized depreciation on open forward foreign currency contracts                       --                  --                  --
Accrued expenses and other payables                                                  16,776              30,397              28,213
                                                                           ----------------    ----------------    ----------------
    TOTAL LIABILITIES                                                                98,219           2,295,904             187,028
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     80,349,113    $    322,001,065    $    217,935,835
                                                                           ================    ================    ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     83,918,985    $    406,714,303    $    136,959,318
Accumulated undistributed net investment income (loss)                               (7,028)                 --           1,268,738
Accumulated net realized gain (loss)                                            (35,939,668)       (150,914,510)          3,879,355
Net unrealized appreciation (depreciation)                                       32,376,824          66,201,272          75,828,424
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     80,349,113    $    322,001,065    $    217,935,835
                                                                           ================    ================    ================
    *COST                                                                  $     47,841,768    $    255,814,922    $    141,991,322
                                                                           ================    ================    ================
CLASS X SHARES:
Net Assets                                                                 $     63,645,191    $     266,831,65    $    128,060,475
Shares Outstanding (unlimited authorized shares of $.01 par value)                3,063,365          17,215,501           5,346,931
    NET ASSET VALUE PER SHARE                                              $          20.78    $          15.50    $          23.95
                                                                           ================    ================    ================
CLASS Y SHARES:
Net Assets                                                                 $     16,703,922    $     55,169,406    $     89,875,360
Shares Outstanding (unlimited authorized shares of $.01 par value)                  804,525           3,564,614           3,782,999
    NET ASSET VALUE PER SHARE                                              $          20.76    $          15.48    $          23.76
                                                                           ================    ================    ================

                                                                                                    AMERICAN            CAPITAL
                                                                                GROWTH           OPPORTUNITIES       OPPORTUNITIES
                                                                           ----------------    ----------------    ----------------
ASSETS:
Investments in securities, at value*                                       $     45,752,670    $    214,504,814    $     35,805,788
Investment in affiliates                                                                 --           2,198,532                  --
Cash                                                                                    337                 540                 245
Receivable for:
    Investments sold                                                                995,195           4,149,679             542,380
    Interest/principal paydowns                                                          --                 530                  --
    Dividends                                                                        10,647              86,480               8,827
    Shares of beneficial interest sold                                               16,596                 791                  50
    Foreign withholding taxes reclaimed                                                  --               4,019                 813
Prepaid expenses and other assets                                                     1,927               9,743               1,037
                                                                           ----------------    ----------------    ----------------
    TOTAL ASSETS                                                                 46,777,372         220,955,128          36,359,140
                                                                           ----------------    ----------------    ----------------
LIABILITIES:
Payable for:
    Investments purchased                                                           669,817             322,958             458,924
    Shares of beneficial interest redeemed                                           39,953             101,348              29,260
    Investment advisory fee                                                          18,809             100,415              19,795
    Variation margin                                                                     --                  --                  --
    Distribution fee                                                                  3,116               8,112               2,783
    Administration fee                                                                3,009              14,740               2,364
Payable to bank                                                                          --                  --                  --
Unrealized depreciation on open forward foreign currency contracts                       --                  --                  --
Accrued expenses and other payables                                                  23,742              30,680              19,214
                                                                           ----------------    ----------------    ----------------
    TOTAL LIABILITIES                                                               758,446             578,253             532,340
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     46,018,926    $    220,376,875    $     35,826,800
                                                                           ================    ================    ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     77,269,220    $    451,179,431    $    118,708,163
Accumulated undistributed net investment income (loss)                              (26,695)            170,687             (86,858)
Accumulated net realized gain (loss)                                            (35,513,988)       (259,435,286)        (87,883,271)
Net unrealized appreciation (depreciation)                                        4,290,389          28,462,043           5,088,766
                                                                           ----------------    ----------------    ----------------
    NET ASSETS                                                             $     46,018,926    $    220,376,875    $     35,826,800
                                                                           ================    ================    ================
    *COST                                                                  $     41,462,281    $    188,242,402    $     30,717,022
                                                                           ================    ================    ================
CLASS X SHARES:
Net Assets                                                                 $     30,377,600    $    181,435,553    $     22,256,159
Shares Outstanding (unlimited authorized shares of $.01 par value)                2,003,460          12,230,974           2,288,699
    NET ASSET VALUE PER SHARE                                              $          15.16    $          14.83    $           9.72
                                                                           ================    ================    ================
CLASS Y SHARES:
Net Assets                                                                 $     15,641,326    $     38,941,322    $     13,570,641
Shares Outstanding (unlimited authorized shares of $.01 par value)                1,040,635           2,635,710           1,412,967
    NET ASSET VALUE PER SHARE                                              $          15.03    $          14.77    $           9.60
                                                                           ================    ================    ================

                                                                                                  DEVELOPING
                                                                             GLOBAL EQUITY          GROWTH
                                                                           ----------------    ----------------
ASSETS:
Investments in securities, at value*                                       $     73,180,346    $     55,207,074
Investment in affiliates                                                                 --                  --
Cash                                                                                  3,160                 720
Receivable for:
    Investments sold                                                                     --           2,032,591
    Interest/principal paydowns                                                          --                  --
    Dividends                                                                        82,638              29,037
    Shares of beneficial interest sold                                                  732                 534
    Foreign withholding taxes reclaimed                                              52,417                  --
Prepaid expenses and other assets                                                     5,647               3,782
                                                                           ----------------    ----------------
    TOTAL ASSETS                                                                 73,324,940          57,273,738
                                                                           ----------------    ----------------
LIABILITIES:
Payable for:
    Investments purchased                                                                --             800,361
    Shares of beneficial interest redeemed                                           33,938              80,688
    Investment advisory fee                                                          56,367              19,406
    Variation margin                                                                     --                  --
    Distribution fee                                                                  1,736               1,829
    Administration fee                                                                4,902               3,696
Payable to bank                                                                          --              16,980
Unrealized depreciation on open forward foreign currency contracts                       --                  --
Accrued expenses and other payables                                                  26,222              20,863
                                                                           ----------------    ----------------
    TOTAL LIABILITIES                                                               123,165             943,823
                                                                           ----------------    ----------------
    NET ASSETS                                                             $     73,201,775    $     56,329,915
                                                                           ================    ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                            $     67,104,531    $     83,941,493
Accumulated undistributed net investment income (loss)                              427,183             (46,201)
Accumulated net realized gain (loss)                                               (275,958)        (34,349,951)
Net unrealized appreciation (depreciation)                                        5,946,019           6,784,574
                                                                           ----------------    ----------------
    NET ASSETS                                                             $     73,201,775    $     56,329,915
                                                                           ================    ================
    *COST                                                                  $     67,236,932    $     48,422,500
                                                                           ================    ================
CLASS X SHARES:
Net Assets                                                                 $     64,842,252    $     47,346,556
Shares Outstanding (unlimited authorized shares of $.01 par value)                4,294,999           2,292,578
    NET ASSET VALUE PER SHARE                                              $          15.10    $          20.65
                                                                           ================    ================
CLASS Y SHARES:
Net Assets                                                                 $      8,359,523    $      8,983,359
Shares Outstanding (unlimited authorized shares of $.01 par value)                  556,754             440,477
    NET ASSET VALUE PER SHARE                                              $          15.01    $          20.39
                                                                           ================    ================

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                MONEY              FLEXIBLE            BALANCED
                                                                                MARKET              INCOME              GROWTH
                                                                           ----------------    ----------------    ----------------
INVESTMENT INCOME:
INCOME
Interest                                                                   $      1,327,541    $      1,969,298    $        713,947
Interest and dividends from affiliates                                                   --                  --                  --
Dividends                                                                                --              18,903             728,210*
                                                                           ----------------    ----------------    ----------------
    TOTAL INCOME                                                                  1,327,541           1,988,201           1,442,157
                                                                           ----------------    ----------------    ----------------
EXPENSES
Investment advisory fee                                                             216,583             107,118             253,376
Distribution fee (Class Y shares)                                                    43,126              32,583              32,984
Administration fee                                                                   24,065              26,923              38,981
Shareholder reports and notices                                                       8,610               8,431               7,739
Professional fees                                                                    10,926              20,931               9,966
Custodian fees                                                                        5,848              20,039              17,762
Trustees' fees and expenses                                                             573                 387                 563
Transfer agent fees and expenses                                                        250                 250                 250
Other                                                                                 2,546              25,138               8,222
                                                                           ----------------    ----------------    ----------------
    TOTAL EXPENSES                                                                  312,527             241,800             369,843
                                                                           ----------------    ----------------    ----------------
    NET INVESTMENT INCOME (LOSS)                                                  1,015,014           1,746,401           1,072,314
                                                                           ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                              --             402,270           5,057,370
Futures contracts                                                                        --            (235,391)           (277,883)
Foreign exchange transactions                                                            --             108,454                  --
                                                                           ----------------    ----------------    ----------------
      NET REALIZED GAIN                                                                  --             275,333           4,779,487
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                              --            (922,898)         (3,405,120)
Futures contracts                                                                        --             (51,288)             (9,561)
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --               5,179                  --
                                                                           ----------------    ----------------    ----------------
      NET APPRECIATION (DEPRECIATION)                                                    --            (969,007)         (3,414,681)
                                                                           ----------------    ----------------    ----------------
      NET GAIN (LOSS)                                                                    --            (693,674)          1,364,806
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE)                                                    $      1,015,014    $      1,052,727    $      2,437,120
                                                                           ================    ================    ================

----------
*  NET OF FOREIGN WITHHOLDING TAX OF $27,077, $12,543, $12,229, $6,210, $27,438,
   $1,369, $70,724 AND $1,287, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                       EQUALLY-
                                                                                                   DIVIDEND            WEIGHTED
                                                                              UTILITIES             GROWTH             S&P 500
                                                                           ----------------    ----------------    ----------------
INVESTMENT INCOME:
INCOME
Interest                                                                   $         72,735    $        131,298    $         41,574
Interest and dividends from affiliates                                                   --                  --                  --
Dividends                                                                         1,083,568*          3,178,427*          1,595,732
                                                                           ----------------    ----------------    ----------------
    TOTAL INCOME                                                                  1,156,303           3,309,725           1,637,306
                                                                           ----------------    ----------------    ----------------
EXPENSES
Investment advisory fee                                                             219,545             867,612             128,422
Distribution fee (Class Y shares)                                                    19,306              70,912             103,988
Administration fee                                                                   30,813             135,742              85,615
Shareholder reports and notices                                                       8,065              22,001              22,378
Professional fees                                                                     9,090              12,399              10,930
Custodian fees                                                                        3,360              12,178              18,696
Trustees' fees and expenses                                                             437               2,133               1,592
Transfer agent fees and expenses                                                        250                 250                 250
Other                                                                                 3,407               7,821              14,595
                                                                           ----------------    ----------------    ----------------
    TOTAL EXPENSES                                                                  294,273           1,131,048             386,466
                                                                           ----------------    ----------------    ----------------
    NET INVESTMENT INCOME (LOSS)                                                    862,030           2,178,677           1,250,840
                                                                           ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                       3,362,240          16,396,339           4,366,126
Futures contracts                                                                        --                  --              76,281
Foreign exchange transactions                                                            --                  --                  --
                                                                           ----------------    ----------------    ----------------
      NET REALIZED GAIN                                                           3,362,240          16,396,339           4,442,407
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                       4,351,308         (23,398,759)         (4,972,240)
Futures contracts                                                                        --                  --             (62,311)
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --                  --                  --
                                                                           ----------------    ----------------    ----------------
      NET APPRECIATION (DEPRECIATION)                                             4,351,308         (23,398,759)         (5,034,551)
                                                                           ----------------    ----------------    ----------------
      NET GAIN (LOSS)                                                             7,713,548          (7,002,420)           (592,144)
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE)                                                    $      8,575,578    $     (4,823,743)   $        658,696
                                                                           ================    ================    ================

                                                                                                    AMERICAN            CAPITAL
                                                                                GROWTH           OPPORTUNITIES       OPPORTUNITIES
                                                                           ----------------    ----------------    ----------------
INVESTMENT INCOME:
INCOME
Interest                                                                   $         13,632    $        133,814    $          6,560
Interest and dividends from affiliates                                                   --               8,526                  --
Dividends                                                                           136,937*            846,739*             78,894*
                                                                           ----------------    ----------------    ----------------
    TOTAL INCOME                                                                    150,569             989,079              85,454
                                                                           ----------------    ----------------    ----------------
EXPENSES
Investment advisory fee                                                             107,745             623,502             119,444
Distribution fee (Class Y shares)                                                    15,689              49,488              16,359
Administration fee                                                                   17,239              91,534              14,262
Shareholder reports and notices                                                       7,256              21,242               6,316
Professional fees                                                                    11,114              11,886               9,465
Custodian fees                                                                        9,678              12,260               6,326
Trustees' fees and expenses                                                             242               1,404                 199
Transfer agent fees and expenses                                                        250                 250                 250
Other                                                                                 1,032               6,673               1,315
                                                                           ----------------    ----------------    ----------------
    TOTAL EXPENSES                                                                  170,245             818,239             173,936
                                                                           ----------------    ----------------    ----------------
    NET INVESTMENT INCOME (LOSS)                                                    (19,676)            170,840             (88,482)
                                                                           ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                         733,992           2,202,355           2,535,046
Futures contracts                                                                        --                  --                  --
Foreign exchange transactions                                                            --               1,762                  --
                                                                           ----------------    ----------------    ----------------
      NET REALIZED GAIN                                                             733,992           2,204,117           2,535,046
                                                                           ----------------    ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                        (675,980)         (6,387,991)         (1,966,810)
Futures contracts                                                                        --                  --                  --
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                           --                (915)                 --
                                                                           ----------------    ----------------    ----------------
      NET APPRECIATION (DEPRECIATION)                                              (675,980)         (6,388,906)         (1,966,810)
                                                                           ----------------    ----------------    ----------------
      NET GAIN (LOSS)                                                                58,012          (4,184,789)            568,236
                                                                           ----------------    ----------------    ----------------
NET INCREASE (DECREASE)                                                    $         38,336    $     (4,013,949)   $        479,754
                                                                           ================    ================    ================

                                                                                GLOBAL            DEVELOPING
                                                                                EQUITY              GROWTH
                                                                           ----------------    ----------------
INVESTMENT INCOME:
INCOME
Interest                                                                   $         26,572    $          8,510
Interest and dividends from affiliates                                                   --                  --
Dividends                                                                           845,704*            130,205*
                                                                           ----------------    ----------------
    TOTAL INCOME                                                                    872,276             138,715
                                                                           ----------------    ----------------
EXPENSES
Investment advisory fee                                                             350,260             118,174
Distribution fee (Class Y shares)                                                    10,280              10,676
Administration fee                                                                   30,458              22,509
Shareholder reports and notices                                                       9,489               5,647
Professional fees                                                                    10,971              11,749
Custodian fees                                                                        8,450              17,055
Trustees' fees and expenses                                                             451                 133
Transfer agent fees and expenses                                                        250                 250
Other                                                                                 8,271                 514
                                                                           ----------------    ----------------
    TOTAL EXPENSES                                                                  428,880             186,707
                                                                           ----------------    ----------------
    NET INVESTMENT INCOME (LOSS)                                                    443,396             (47,992)
                                                                           ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                                       2,841,560           5,482,485
Futures contracts                                                                        --                  --
Foreign exchange transactions                                                       (30,302)                 --
                                                                           ----------------    ----------------
      NET REALIZED GAIN                                                           2,811,258           5,482,485
                                                                           ----------------    ----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                      (3,759,311)         (3,813,984)
Futures contracts                                                                        --                  --
Translation of forward foreign currency contracts, other assets and
 liabilities denominated in foreign currencies                                       (9,472)                 --
                                                                           ----------------    ----------------
      NET APPRECIATION (DEPRECIATION)                                            (3,768,783)         (3,813,984)
                                                                           ----------------    ----------------
      NET GAIN (LOSS)                                                              (957,525)          1,668,501
                                                                           ----------------    ----------------
NET INCREASE (DECREASE)                                                    $       (514,129)   $      1,620,509
                                                                           ================    ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET                         FLEXIBLE INCOME
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX       FOR THE YEAR        FOR THE SIX        FOR THE YEAR
                                                            MONTHS ENDED          ENDED           MONTHS ENDED          ENDED
                                                           JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005    DECEMBER 31, 2004
                                                          ---------------   -----------------   ---------------   -----------------
                                                            (UNAUDITED)                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $     1,015,014   $         891,776   $     1,746,401   $       3,526,533
Net realized gain (loss)                                               --                  --           275,333             (54,178)
Net change in unrealized appreciation/depreciation                     --                  --          (969,007)          1,234,876
                                                          ---------------   -----------------   ---------------   -----------------
    NET INCREASE (DECREASE)                                     1,015,014             891,776         1,052,727           4,707,231
                                                          ---------------   -----------------   ---------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                               (676,360)           (660,775)       (1,857,499)         (3,999,321)
    Class Y shares                                               (338,655)           (231,005)       (1,159,879)         (1,962,637)
Net realized gain
    Class X shares                                                     --                  --                --                  --
    Class Y shares                                                     --                  --                --                  --
                                                          ---------------   -----------------   ---------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (1,015,015)           (891,780)       (3,017,378)         (5,961,958)
                                                          ---------------   -----------------   ---------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                           (6,682,420)        (29,500,076)       (3,168,791)         (2,384,666)
                                                          ---------------   -----------------   ---------------   -----------------

    TOTAL INCREASE (DECREASE)                                  (6,682,421)        (29,500,080)       (5,133,442)         (3,639,393)

NET ASSETS:
Beginning of period                                           101,412,887         130,912,967        70,585,059          74,224,452
                                                          ---------------   -----------------   ---------------   -----------------

END OF PERIOD                                             $    94,730,466   $     101,412,887   $    65,451,617   $      70,585,059
                                                          ===============   =================   ===============   =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $            35   $              36   $      (257,591)  $       1,013,386
                                                          ===============   =================   ===============   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    BALANCED GROWTH                         UTILITIES
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX       FOR THE YEAR        FOR THE SIX        FOR THE YEAR
                                                            MONTHS ENDED          ENDED           MONTHS ENDED          ENDED
                                                           JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005    DECEMBER 31, 2004
                                                          ---------------   -----------------   ---------------   -----------------
                                                            (UNAUDITED)                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $     1,072,314   $       2,029,479   $       862,030   $       1,615,827
Net realized gain (loss)                                        4,779,487           7,293,308         3,362,240           3,923,834
Net change in unrealized appreciation/depreciation             (3,414,681)          1,087,476         4,351,308          10,826,751
                                                          ---------------   -----------------   ---------------   -----------------
    NET INCREASE (DECREASE)                                     2,437,120          10,410,263         8,575,578          16,366,412
                                                          ---------------   -----------------   ---------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                               (848,130)         (1,745,020)         (707,168)         (1,337,452)
    Class Y shares                                               (290,192)           (517,526)         (161,584)           (280,659)
Net realized gain
    Class X shares                                                     --                  --                --                  --
    Class Y shares                                                     --                  --                --                  --
                                                          ---------------   -----------------   ---------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (1,138,322)         (2,262,546)         (868,752)         (1,618,111)
                                                          ---------------   -----------------   ---------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                           (9,755,178)        (12,373,214)       (6,060,358)        (13,214,499)
                                                          ---------------   -----------------   ---------------   -----------------

    TOTAL INCREASE (DECREASE)                                  (8,456,380)         (4,225,497)        1,646,468           1,533,802

NET ASSETS:
Beginning of period                                           102,824,425         107,049,922        78,702,645          77,168,843
                                                          ---------------   -----------------   ---------------   -----------------

END OF PERIOD                                             $    94,368,045   $     102,824,425   $    80,349,113   $      78,702,645
                                                          ===============   =================   ===============   =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $      (191,056)  $        (125,048)  $        (7,028)  $            (306)
                                                          ===============   =================   ===============   =================

                                                                    DIVIDEND GROWTH                   EQUALLY-WEIGHTED S&P 500
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX       FOR THE YEAR        FOR THE SIX        FOR THE YEAR
                                                            MONTHS ENDED          ENDED           MONTHS ENDED          ENDED
                                                           JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005    DECEMBER 31, 2004
                                                          ---------------   -----------------   ---------------   -----------------
                                                            (UNAUDITED)                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $     2,178,677   $       5,717,506   $     1,250,840   $       1,998,371
Net realized gain (loss)                                       16,396,339          23,968,536         4,442,407           4,539,624
Net change in unrealized appreciation/depreciation            (23,398,759)           (607,109)       (5,034,551)         25,181,978
                                                          ---------------   -----------------   ---------------   -----------------
    NET INCREASE (DECREASE)                                    (4,823,743)         29,078,933           658,696          31,719,973
                                                          ---------------   -----------------   ---------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                             (1,872,115)         (4,953,801)       (1,219,500)         (1,140,613)
    Class Y shares                                               (311,568)           (760,026)         (707,938)           (441,970)
Net realized gain
    Class X shares                                                     --                  --        (1,943,203)                 --
    Class Y shares                                                     --                  --        (1,375,866)                 --
                                                          ---------------   -----------------   ---------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,183,683)         (5,713,827)       (5,246,507)         (1,582,583)
                                                          ---------------   -----------------   ---------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                          (37,398,573)        (64,541,240)         (695,849)          2,508,241
                                                          ---------------   -----------------   ---------------   -----------------

    TOTAL INCREASE (DECREASE)                                 (44,405,999)        (41,176,134)       (5,283,660)         32,645,631

NET ASSETS:
Beginning of period                                           366,407,064         407,583,198       223,219,495         190,573,864
                                                          ---------------   -----------------   ---------------   -----------------

END OF PERIOD                                             $   322,001,065   $     366,407,064   $   217,935,835   $     223,219,495
                                                          ===============   =================   ===============   =================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $            --   $           5,006   $     1,268,738   $       1,945,336
                                                          ===============   =================   ===============   =================

                                                                      GROWTH                       AMERICAN OPPORTUNITIES
                                                        ----------------------------------   ----------------------------------
                                                          FOR THE SIX       FOR THE YEAR       FOR THE SIX       FOR THE YEAR
                                                         MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                                         JUNE 30, 2005   DECEMBER 31, 2004    JUNE 30, 2005   DECEMBER 31, 2004
                                                        --------------   -----------------   --------------   -----------------
                                                          (UNAUDITED)                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                            $      (19,676)  $         146,548   $      170,840   $       1,523,351
Net realized gain (loss)                                       733,992           3,944,191        2,204,117          19,613,051
Net change in unrealized appreciation/depreciation            (675,980)           (898,297)      (6,388,906)         (1,729,238)
                                                        --------------   -----------------   --------------   -----------------
    NET INCREASE (DECREASE)                                     38,336           3,192,442       (4,013,949)         19,407,164
                                                        --------------   -----------------   --------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                            (113,999)            (76,820)      (1,350,336)           (813,707)
    Class Y shares                                             (39,568)             (3,537)        (182,665)            (63,498)
Net realized gain
    Class X shares                                                  --                  --               --                  --
    Class Y shares                                                  --                  --               --                  --
                                                        --------------   -----------------   --------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                         (153,567)            (80,357)      (1,533,001)           (877,205)
                                                        --------------   -----------------   --------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                         1,161,790          (5,345,903)     (30,081,842)        (68,880,465)
                                                        --------------   -----------------   --------------   -----------------
    TOTAL INCREASE (DECREASE)                                1,046,559          (2,233,818)     (35,628,792)        (50,350,506)

NET ASSETS:
Beginning of period                                         44,972,367          47,206,185      256,005,667         306,356,173
                                                        --------------   -----------------   --------------   -----------------
END OF PERIOD                                           $   46,018,926   $      44,972,367   $  220,376,875   $     256,005,667
                                                        ==============   =================   ==============   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                           $      (26,695)  $         146,548   $      170,687   $       1,532,848
                                                        ==============   =================   ==============   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                              CAPITAL OPPORTUNITIES                    GLOBAL EQUITY
                                                        ----------------------------------   ----------------------------------
                                                          FOR THE SIX       FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                                         JUNE 30, 2005   DECEMBER 31, 2004    JUNE 30, 2005   DECEMBER 31, 2004
                                                        --------------   -----------------   --------------   -----------------
                                                          (UNAUDITED)                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                            $      (88,482)  $        (149,171)  $      443,396   $         522,507
Net realized gain (loss)                                     2,535,046           5,644,119        2,811,258           7,765,089
Net change in unrealized appreciation/depreciation          (1,966,810)          2,128,100       (3,768,783)         (1,992,900)
                                                        --------------   -----------------   --------------   -----------------
    NET INCREASE (DECREASE)                                    479,754           7,623,048         (514,129)          6,294,696
                                                        --------------   -----------------   --------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                                  --                  --         (450,564)           (187,657)
    Class Y shares                                                  --                  --          (38,510)             (6,397)
Net realized gain
    Class X shares                                                  --                  --               --                  --
    Class Y shares                                                  --                  --               --                  --
                                                        --------------   -----------------   --------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                               --                  --         (489,074)           (194,054)
                                                        --------------   -----------------   --------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                        (4,040,631)         (5,009,990)      (7,484,597)        (15,611,453)
                                                        --------------   -----------------   --------------   -----------------
    TOTAL INCREASE (DECREASE)                               (3,560,877)          2,613,058       (8,487,800)         (9,510,811)

NET ASSETS:
Beginning of period                                         39,387,677          36,774,619       81,689,575          91,200,386
                                                        --------------   -----------------   --------------   -----------------
END OF PERIOD                                           $   35,826,800   $      39,387,677   $   73,201,775   $      81,689,575
                                                        ==============   =================   ==============   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                           $      (86,858)  $           1,624   $      427,183   $         472,861
                                                        ==============   =================   ==============   =================

                                                                DEVELOPING GROWTH
                                                        ----------------------------------
                                                          FOR THE SIX       FOR THE YEAR
                                                         MONTHS ENDED           ENDED
                                                         JUNE 30, 2005   DECEMBER 31, 2004
                                                        --------------   -----------------
                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                            $      (47,992)  $        (130,385)
Net realized gain (loss)                                     5,482,485          10,331,339
Net change in unrealized appreciation/depreciation          (3,813,984)          1,649,421
                                                        --------------   -----------------
    NET INCREASE (DECREASE)                                  1,620,509          11,850,375
                                                        --------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class X shares                                                  --                  --
    Class Y shares                                                  --                  --
Net realized gain
    Class X shares                                                  --                  --
    Class Y shares                                                  --                  --
                                                        --------------   -----------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                               --                  --
                                                        --------------   -----------------

Net increase (decrease) from transactions in shares of
 beneficial interest                                        (6,592,684)        (11,342,279)
                                                        --------------   -----------------
    TOTAL INCREASE (DECREASE)                               (4,972,175)            508,096

NET ASSETS:
Beginning of period                                         61,302,090          60,793,994
                                                        --------------   -----------------
END OF PERIOD                                           $   56,329,915   $      61,302,090
                                                        ==============   =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                           $      (46,201)  $           1,791
                                                        ==============   =================

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                        MONEY MARKET                       FLEXIBLE INCOME
                                             ----------------------------------   ----------------------------------
                                              FOR THE SIX        FOR THE YEAR      FOR THE SIX        FOR THE YEAR
                                              MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                             JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005   DECEMBER 31, 2004
                                             --------------   -----------------   --------------   -----------------
                                               (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                             10,483,732          37,685,076           84,257             288,951
Reinvestment of dividends and distributions         676,360             660,775          249,588             527,610
Redeemed                                        (21,980,356)        (62,131,314)        (738,984)         (1,955,037)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                          (10,820,264)        (23,785,463)        (405,139)         (1,138,476)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $   10,483,732   $      37,685,076   $      634,364   $       2,190,958
Reinvestment of dividends and distributions         676,360             660,775        1,857,499           3,999,321
Redeemed                                        (21,980,356)        (62,131,314)      (5,569,960)        (14,847,279)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                       $  (10,820,264)  $     (23,785,463)  $   (3,078,097)  $      (8,657,000)
                                             ==============   =================   ==============   =================

CLASS Y SHARES
SHARES
Sold                                             17,464,208          35,158,148          316,343           1,352,342
Reinvestment of dividends and distributions         338,655             231,005          156,337             259,727
Redeemed                                        (13,665,019)        (41,103,766)        (482,974)           (786,215)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                 4,137,844          (5,714,613)         (10,294)            825,854
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $   17,464,208   $      35,158,148   $    2,375,983   $      10,264,647
Reinvestment of dividends and distributions         338,655             231,005        1,159,879           1,962,637
Redeemed                                        (13,665,019)        (41,103,766)      (3,626,556)         (5,954,950)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $    4,137,844   $      (5,714,613)  $      (90,694)  $       6,272,334
                                             ==============   =================   ==============   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                      BALANCED GROWTH                         UTILITIES
                                             ----------------------------------   ----------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX        FOR THE YEAR
                                              MONTHS ENDED          ENDED         MONTHS ENDED           ENDED
                                              JUNE 30, 2005   DECEMBER 31, 2004   JUNE 30, 2005    DECEMBER 31, 2004
                                             --------------   -----------------   --------------   -----------------
                                              (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                 49,593             182,919           65,036              94,493
Reinvestment of dividends and distributions          53,008             115,168           35,257              79,241
Redeemed                                           (634,147)         (1,283,677)        (387,297)           (945,802)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                             (531,546)           (985,590)        (287,004)           (772,068)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $      789,570   $       2,757,310   $    1,251,753   $       1,577,053
Reinvestment of dividends and distributions         848,130           1,745,020          707,168           1,337,452
Redeemed                                        (10,141,956)        (19,230,565)      (7,512,343)        (15,529,676)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                       $   (8,504,256)  $     (14,728,235)  $   (5,553,422)  $     (12,615,171)
                                             ==============   =================   ==============   =================

CLASS Y SHARES
SHARES
Sold                                                 63,211             384,916           52,728             153,046
Reinvestment of dividends and distributions          18,166              34,166            8,051              16,608
Redeemed                                           (160,441)           (263,108)         (88,378)           (207,468)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                   (79,064)            155,974          (27,599)            (37,814)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $    1,010,711   $       5,760,801   $    1,024,346   $       2,522,900
Reinvestment of dividends and distributions         290,192             517,526          161,584             280,659
Redeemed                                         (2,551,825)         (3,923,306)      (1,692,866)         (3,402,887)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $   (1,250,922)  $       2,355,021   $     (506,936)  $        (599,328)
                                             ==============   =================   ==============   =================

                                                       DIVIDEND GROWTH                 EQUALLY-WEIGHTED S&P 500
                                             ----------------------------------  -----------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX        FOR THE YEAR
                                              MONTHS ENDED          ENDED         MONTHS ENDED           ENDED
                                              JUNE 30, 2005   DECEMBER 31, 2004   JUNE 30, 2005    DECEMBER 31, 2004
                                             --------------   -----------------   --------------   -----------------
                                              (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                197,903             585,391          161,164             604,921
Reinvestment of dividends and distributions         120,356             324,040          132,054              51,356
Redeemed                                         (2,522,058)         (5,503,008)        (766,076)         (1,603,447)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                           (2,203,799)         (4,593,577)        (472,858)           (947,170)
                                             --------------   -----------------   --------------   -----------------
AMOUNT
Sold                                         $    3,092,490   $       8,741,228   $    3,863,124   $      13,301,341
Reinvestment of dividends and distributions       1,872,115           4,953,801        3,162,703           1,140,613
Redeemed                                        (39,377,078)        (82,348,524)     (18,347,011)        (35,266,843)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                       $  (34,412,473)  $     (68,653,495)  $  (11,321,184)  $     (20,824,889)
                                             --------------   -----------------   --------------   -----------------

CLASS Y SHARES
SHARES
Sold                                                158,410             836,368          659,674           1,404,141
Reinvestment of dividends and distributions          20,057              49,628           87,702              20,044
Redeemed                                           (370,165)           (609,582)        (300,365)           (353,978)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                  (191,698)            276,414          447,011           1,070,207
                                             --------------   -----------------   --------------   -----------------
AMOUNT
Sold                                         $    2,469,340   $      12,480,219   $   15,641,903   $      30,602,353
Reinvestment of dividends and distributions         311,568             760,026        2,083,804             441,970
Redeemed                                         (5,767,008)         (9,127,990)      (7,100,372)         (7,711,193)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $   (2,986,100)  $       4,112,255   $   10,625,335   $      23,333,130
                                             ==============   =================   ==============   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                           GROWTH                       AMERICAN OPPORTUNITIES
                                             ----------------------------------   ----------------------------------
                                               FOR THE SIX       FOR THE YEAR       FOR THE SIX       FOR THE YEAR
                                              MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                              JUNE 30, 2005   DECEMBER 31, 2004    JUNE 30, 2005   DECEMBER 31, 2004
                                             --------------   -----------------   --------------   -----------------
                                               (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                 29,355              74,011           74,024             294,249
Reinvestment of dividends and distributions           7,520               5,298           91,054              57,424
Redeemed                                           (270,886)           (692,429)      (1,988,066)         (4,841,589)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                             (234,011)           (613,120)      (1,822,988)         (4,489,916)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $      433,115   $       1,062,006   $    1,085,794   $       4,131,293
Reinvestment of dividends and distributions         113,999              76,820        1,350,336             813,707
Redeemed                                         (3,952,204)         (9,833,826)     (29,052,230)        (67,866,315)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                       $   (3,405,090)  $      (8,695,000)  $  (26,616,100)  $     (62,921,315)
                                             ==============   =================   ==============   =================

CLASS Y SHARES
SHARES
Sold                                                406,138             344,824           57,160             341,328
Reinvestment of dividends and distributions           2,633                 246           12,367               4,500
Redeemed                                            (93,173)           (107,687)        (308,235)           (775,389)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                   315,598             237,383         (238,708)           (429,561)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $    5,877,073   $       4,859,789   $      830,306   $       4,768,395
Reinvestment of dividends and distributions          39,568               3,537          182,665              63,498
Redeemed                                         (1,349,761)         (1,514,229)      (4,478,713)        (10,791,043)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $    4,566,880   $       3,349,097   $   (3,465,742)  $      (5,959,150)
                                             ==============   =================   ==============   =================

                                                   CAPITAL OPPORTUNITIES                    GLOBAL EQUITY
                                             ----------------------------------   ----------------------------------
                                               FOR THE SIX       FOR THE YEAR       FOR THE SIX       FOR THE YEAR
                                              MONTHS ENDED          ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2005   DECEMBER 31, 2004    JUNE 30, 2005   DECEMBER 31, 2004
                                             --------------   -----------------   --------------   -----------------
                                               (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                 50,482             213,276           56,576             178,142
Reinvestment of dividends and distributions              --                  --           29,839              13,104
Redeemed                                           (421,365)           (825,656)        (584,639)         (1,299,648)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                             (370,883)           (612,380)        (498,224)         (1,108,402)
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $      468,444   $       1,784,560   $      862,160   $       2,537,436
Reinvestment of dividends and distributions              --                  --          450,564             187,657
Redeemed                                         (3,900,364)         (6,926,163)      (8,854,440)        (18,510,485)
                                             --------------   -----------------   --------------   -----------------
NET DECREASE - CLASS X                       $   (3,431,920)  $      (5,141,603)  $   (7,541,716)  $     (15,785,392)
                                             ==============   =================   ==============   =================
CLASS Y SHARES
SHARES
Sold                                                 64,682             394,029           35,066             178,690
Reinvestment of dividends and distributions              --                  --            2,566                 449
Redeemed                                           (131,561)           (378,563)         (33,809)           (165,283)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                   (66,879)             15,466            3,823              13,856
                                             ==============   =================   ==============   =================
AMOUNT
Sold                                         $      591,923   $       3,257,263   $      523,138   $       2,526,862
Reinvestment of dividends and distributions              --                  --           38,510               6,397
Redeemed                                         (1,200,634)         (3,125,650)        (504,529)         (2,359,320)
                                             --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $     (608,711)  $         131,613   $       57,119   $         173,939
                                             ==============   =================   ==============   =================

                                                     DEVELOPING GROWTH
                                             ----------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                              MONTHS ENDED          ENDED
                                              JUNE 30, 2005   DECEMBER 31, 2004
                                             --------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                 34,316              94,520
Reinvestment of dividends and distributions              --                  --
Redeemed                                           (358,242)           (778,488)
                                             --------------   -----------------
NET DECREASE - CLASS X                             (323,926)           (683,968)
                                             ==============   =================
AMOUNT
Sold                                         $      678,583   $       1,639,068
Reinvestment of dividends and distributions              --                  --
Redeemed                                         (7,045,425)        (13,552,390)
                                             --------------   -----------------
NET DECREASE - CLASS X                       $   (6,366,842)  $     (11,913,322)
                                             ==============   =================

CLASS Y SHARES
SHARES
Sold                                                 27,864             126,054
Reinvestment of dividends and distributions              --                  --
Redeemed                                            (39,378)            (93,254)
                                             --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y                   (11,514)             32,800
                                             ==============   =================
AMOUNT
Sold                                         $      536,818   $       2,186,269
Reinvestment of dividends and distributions              --                  --
Redeemed                                           (762,660)         (1,615,226)
                                             --------------   -----------------
NET INCREASE (DECREASE) - CLASS Y            $     (225,842)  $         571,043
                                             ==============   =================

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

       PORTFOLIO                                                 INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------------------------
      Money Market          Seeks high current income, preservation of capital and liquidity.

    Flexible Income         Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only when consistent with its primary objective.

    Balanced Growth         Seeks to provide capital growth with reasonable current income.

       Utilities            Seeks both capital appreciation and current income.

    Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital.

Equally-Weighted S&P 500    Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

        Growth              Seeks long-term growth of capital.

 American Opportunities     Seeks long-term capital growth consistent with an effort to reduce volatility.

 Capital Opportunities      Seeks long-term capital growth.

     Global Equity          Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

   Developing Growth        Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market -- 0.45% to the portion of daily net assets not exceeding $250 million; 0.375% to the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of daily net assets in excess of $1.5 billion.

Flexible Income -- 0.32%.

Balanced Growth -- 0.52% to the portion of daily net assets not exceeding $500 million and 0.495% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.57% to the portion of daily net assets not exceeding $500 million; 0.47% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of daily net assets in excess of $5.0 billion.

Dividend Growth -- 0.545% to the portion of daily net assets not exceeding $250 million; 0.42% to the portion of daily net assets exceeding $250 million, but not exceeding $1 billion; 0.395% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 -- Effective June 1, 2005, 0.12% to the portion of daily net assets not exceeding $2 billion and 0.10% to the portion of daily net assets exceeding $2 billion. (Prior to June 1, 2005, 0.12%)

Growth -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.45% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of daily net assets exceeding $2 billion , but not exceeding $3 billion and 0.35% to the portion of daily net assets exceeding $3 billion.

American Opportunities -- 0.545% to the portion of daily net assets not exceeding $250 million; 0.42% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of daily net assets in excess of $4.5 billion.

Capital Opportunities -- 0.67% to the portion of daily net assets not exceeding $500 million; 0.645% to the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of daily net assets in excess of $3 billion.

Global Equity -- 0.92%.

Developing Growth -- 0.42% to the portion of daily net assets not exceeding $500 million and 0.395% to the portion of daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Fund's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2005 were as follows:

                                    U.S. GOVERNMENT SECURITIES                    OTHER
                                ----------------------------------  ----------------------------------
                                   PURCHASES      SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                ----------------  ----------------  ----------------  ----------------
Money Market                    $      8,056,148  $     18,583,972  $    309,251,311  $    306,705,000
Flexible Income                        6,108,389         5,251,090        15,484,547        16,073,147
Balanced Growth                       14,618,252        17,646,892        17,833,133        21,744,735
Utilities                                174,057           151,221        11,036,467        16,064,907
Dividend Growth                               --                --        72,481,914       106,856,757
Equally-Weighted S&P 500                      --                --        18,530,967        22,602,280
Growth                                        --                --        23,581,185        23,847,504
American Opportunities                        --                --       119,811,049       150,836,458
Capital Opportunities                         --                --        22,027,881        25,581,986
Global Equity                                 --                --         9,762,472        18,804,002
Developing Growth                             --                --        34,074,909        41,917,124

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Administrator and Distributor:

                                 NET REALIZED
        PURCHASES     SALES     GAINS (LOSSES)      INCOME          VALUE
        ---------   ---------   --------------     --------       ---------
        $  61,998   $  34,591      $  3,211        $  4,132       $ 449,091

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                        NET REALIZED
                            PURCHASES       SALES      GAINS (LOSSES)      INCOME     VALUE
                           -----------    ---------    --------------     --------  -----------
Balanced Growth                     --    $ 276,879      $ 208,336        $  6,392  $   573,122
American Opportunities     $ 2,185,308           --             --           8,526    2,198,532
Equally-Weighted S&P 500            --       52,702          9,858           3,595      430,658

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2005:

                                                   NET REALIZED
                           PURCHASES     SALES    GAINS (LOSSES)
                          ----------  ----------  --------------
Balanced Growth           $    6,718  $    2,011  $          459
Utilities                    127,656     296,737          (5,199)
Dividend Growth              100,320     433,654         246,402
Growth                        14,087     196,418          12,577
American Opportunities       754,057     118,560             593
Capital Opportunities          4,788          --              --
Developing Growth             73,940          --              --

For the six months ended June 30, 2005, Dividend Growth and Developing Growth had open payables of $501,226 and $39,075, respectively and Dividend Growth, American Opportunities and Developing Growth had open receivables of $717,290, $1,121,442 and $1,119,935, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor.

For the six months ended June 30, 2005, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for portfolio transactions executed on behalf of the Portfolio:

                    DIVIDEND       AMERICAN       GLOBAL        CAPITAL                    DEVELOPING
     UTILITIES       GROWTH     OPPORTUNITIES     EQUITY     OPPORTUNITIES      GROWTH       GROWTH
     ---------      --------    -------------     -------    -------------      ------     ----------
     $ 22,414       $ 24,785       $ 27,064       $ 8,093         $ 500          $ 19        $ 1,081
     ========       ========       ========       =======         =====          ====        =======

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2004, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

                                                                    (AMOUNTS IN THOUSANDS)
                                ----------------------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,     2006        2007        2008        2009        2010        2011        2012       TOTAL
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Flexible Income                 $      153  $      941  $    1,681  $    2,688  $    6,782  $    6,161  $    1,399  $   19,805
Balanced Growth                         --          --          --          --       5,086          --          --       5,086
Utilities                               --          --          --      16,752      21,143          --          --      37,895
Dividend Growth                         --          --      61,265      21,046      58,750      21,222          --     162,283
Growth                                  --          --          --      15,102      16,400       3,145         115      34,762
American Opportunities                  --          --          --     186,323      74,785          --          --     261,108
Capital Opportunities                   --          --          --      32,842      57,567          --          --      90,409
Global Equity                           --          --          --         424       2,663          --          --       3,087
Developing Growth                       --          --          --      21,430      18,312          --          --      39,742

At December 31, 2004, the primary reason(s) for significant temporary book/tax differences were as follows:

                              TEMPORARY DIFFERENCES
                            -------------------------
                              POST-         LOSS
                             OCTOBER   DEFERRALS FROM
                             LOSSES       WASH SALES
                            --------   --------------
Flexible Income                              -
Balanced Growth                              -
Utilities                                    -
Dividend Growth                              -
Equally-Weighted S&P 500                     -
Growth                                       -
American Opportunities                       -
Capital Opportunities                        -
Global Equity                 -
Developing Growth                            -

Additionally, the following Portfolios had other temporary differences: Flexible Income -- interest on bonds in default; Flexible Income and Balanced Growth -- capital loss deferrals on straddles; Flexible Income, Balanced Growth and Equally-Weighted S&P 500 -- capital gain/loss from the mark-to-market of futures contracts; Equally-Weighted S&P 500, Capital Opportunities and Developing Growth -- tax adjustments on real estate investment trusts held and sold, respectively, by the Portfolios, and Flexible Income, Balanced Growth and Utilities -- book amortization of premiums/discounts on debt securities.

                 (This page has been left blank intentionally.)

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                        NET ASSET
FOR THE YEAR                              VALUE             NET          NET REALIZED       TOTAL FROM        DIVIDENDS
   ENDED                                BEGINNING        INVESTMENT     AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                             OF PERIOD      INCOME (LOSS)*     GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                          --------------   --------------   --------------    --------------    --------------
MONEY MARKET
CLASS X SHARES
2000(a)                               $         1.00   $         0.06               --    $         0.06    $        (0.06)
2001                                            1.00             0.04               --              0.04             (0.04)
2002                                            1.00             0.01               --              0.01             (0.01)
2003                                            1.00             0.01               --              0.01             (0.01)
2004                                            1.00             0.01               --              0.01             (0.01)
2005(c)                                         1.00             0.01               --              0.01             (0.01)
CLASS Y SHARES
2000(b)                                         1.00             0.03               --              0.03             (0.03)
2001                                            1.00             0.04               --              0.04             (0.04)
2002                                            1.00             0.01               --              0.01             (0.01)
2003                                            1.00             0.00               --              0.00             (0.00)
2004                                            1.00             0.01               --              0.01             (0.01)
2005(c)                                         1.00             0.01               --              0.01             (0.01)
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                                         8.96             0.76   $        (1.15)            (0.39)            (0.65)
2001                                            7.83             0.56            (0.88)            (0.32)            (0.42)
2002                                            6.99             0.51             0.08              0.59             (0.35)
2003                                            7.23             0.34             0.62              0.96             (0.39)
2004                                            7.80             0.38             0.14              0.52             (0.64)
2005(c)                                         7.68             0.20            (0.08)             0.12             (0.34)
CLASS Y SHARES
2000(b)                                         8.58             0.33            (0.73)            (0.40)            (0.33)
2001                                            7.81             0.52            (0.86)            (0.34)            (0.41)
2002                                            6.97             0.48             0.10              0.58             (0.33)
2003                                            7.22             0.32             0.61              0.93             (0.37)
2004                                            7.78             0.36             0.13              0.49             (0.62)
2005(c)                                         7.65             0.19            (0.09)             0.10             (0.33)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                              TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                           DISTRIBUTIONS        DIVIDENDS           VALUE                                 END OF
   ENDED                                    TO                 AND             END OF             TOTAL               PERIOD
DECEMBER 31                            SHAREHOLDERS       DISTRIBUTIONS        PERIOD            RETURN+             (000'S)
------------                          --------------      --------------    --------------   --------------       --------------
MONEY MARKET
CLASS X SHARES
2000(a)                                           --      $        (0.06)   $         1.00             5.98%      $      118,274
2001                                              --               (0.04)             1.00             3.88              175,957
2002                                              --               (0.01)             1.00             1.34              152,479
2003                                              --               (0.01)             1.00             0.65               91,730
2004                                              --               (0.01)             1.00             0.86               67,945
2005(c)                                           --               (0.01)             1.00             1.10(1)            57,124
CLASS Y SHARES
2000(b)                                           --               (0.03)             1.00             2.58(1)             2,673
2001                                              --               (0.04)             1.00             3.62               31,189
2002                                              --               (0.01)             1.00             1.09               41,006
2003                                              --               (0.00)             1.00             0.40               39,183
2004                                              --               (0.01)             1.00             0.61               33,468
2005(c)                                           --               (0.01)             1.00             0.97(1)            37,606
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                               $        (0.09)++            (0.74)             7.83            (4.74)              69,443
2001                                           (0.10)++            (0.52)             6.99            (4.06)              56,745
2002                                              --               (0.35)             7.23             8.67               54,669
2003                                              --               (0.39)             7.80            13.54               53,270
2004                                              --               (0.64)             7.68             7.00               43,658
2005(c)                                           --               (0.34)             7.46             1.54(1)            39,410
CLASS Y SHARES
2000(b)                                        (0.04)++            (0.37)             7.81            (4.68)(1)              602
2001                                           (0.09)++            (0.50)             6.97            (4.41)               3,859
2002                                              --               (0.33)             7.22             8.59               14,626
2003                                              --               (0.37)             7.78            13.15               20,955
2004                                              --               (0.62)             7.65             6.61               26,927
2005(c)                                           --               (0.33)             7.42             1.56(1)            26,042

                                              RATIOS TO AVERAGE
                                                 NET ASSETS**
                                      ----------------------------------
FOR THE YEAR                                                    NET              PORTFOLIO
   ENDED                                                    INVESTMENT           TURNOVER
DECEMBER 31                              EXPENSES          INCOME (LOSS)           RATE
------------                          --------------      --------------     ---------------
MONEY MARKET
CLASS X SHARES
2000(a)                                         0.55%               5.80%                N/A
2001                                            0.52                3.63                 N/A
2002                                            0.52                1.34                 N/A
2003                                            0.54                0.66                 N/A
2004                                            0.55                0.84                 N/A
2005(c)                                         0.56(2)             2.20(2)              N/A
CLASS Y SHARES
2000(b)                                         0.80(2)             5.55(2)              N/A
2001                                            0.77                3.38                 N/A
2002                                            0.77                1.09                 N/A
2003                                            0.79                0.41                 N/A
2004                                            0.80                0.59                 N/A
2005(c)                                         0.81(2)             1.95(2)              N/A
FLEXIBLE INCOME
CLASS X SHARES
2000(a)                                         0.47                8.92                  33%
2001                                            0.49                7.48                 114
2002                                            0.50                7.26                 115
2003                                            0.57                4.49                 258
2004                                            0.69                4.96                 201
2005(c)                                         0.63(2)             5.31(2)               38(1)
CLASS Y SHARES
2000(b)                                         0.72(2)             9.23(2)               33
2001                                            0.74                7.23                 114
2002                                            0.75                7.01                 115
2003                                            0.82                4.24                 258
2004                                            0.94                4.71                 201
2005(c)                                         0.88(2)             5.06(2)               38(1)

                                        NET ASSET
FOR THE YEAR                              VALUE             NET          NET REALIZED       TOTAL FROM        DIVIDENDS
   ENDED                                BEGINNING        INVESTMENT     AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                             OF PERIOD      INCOME (LOSS)*     GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                          --------------   --------------   --------------    --------------    --------------
BALANCED GROWTH
CLASS X SHARES
2000(a)                               $        14.63   $         0.47   $         0.42    $         0.89    $        (0.51)
2001                                           14.90             0.44            (0.28)             0.16             (0.44)
2002                                           14.62             0.36            (2.02)            (1.66)            (0.38)
2003                                           12.58             0.27             2.19              2.46             (0.33)
2004                                           14.71             0.31             1.28              1.59             (0.35)
2005(c)                                        15.95             0.18             0.24              0.42             (0.20)
CLASS Y SHARES
2000(b)                                        13.67             0.18             1.25              1.43             (0.22)
2001                                           14.88             0.39            (0.27)             0.12             (0.41)
2002                                           14.59             0.32            (2.01)            (1.69)            (0.34)
2003                                           12.56             0.23             2.19              2.42             (0.30)
2004                                           14.68             0.27             1.28              1.55             (0.31)
2005(c)                                        15.92             0.16             0.24              0.40             (0.18)
UTILITIES
CLASS X SHARES
2000(a)                                        26.25             0.38            (0.79)            (0.41)            (0.40)
2001                                           23.99             0.43            (6.45)            (6.02)            (0.45)
2002                                           17.10             0.47            (3.93)            (3.46)            (0.48)
2003                                           13.16             0.35             2.31              2.66             (0.36)
2004                                           15.46             0.36             3.37              3.73             (0.37)
2005(c)                                        18.82             0.22             1.97              2.19             (0.23)
CLASS Y SHARES
2000(b)                                        26.06             0.15            (2.04)            (1.89)            (0.18)
2001                                           23.99             0.40            (6.48)            (6.08)            (0.40)
2002                                           17.09             0.44            (3.93)            (3.49)            (0.45)
2003                                           13.15             0.31             2.31              2.62             (0.32)
2004                                           15.45             0.32             3.37              3.69             (0.33)
2005(c)                                        18.81             0.20             1.95              2.15             (0.20)

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                                       156

                                                            TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                           DISTRIBUTIONS      DIVIDENDS           VALUE                                 END OF
   ENDED                                    TO               AND             END OF             TOTAL               PERIOD
DECEMBER 31                            SHAREHOLDERS     DISTRIBUTIONS        PERIOD            RETURN+             (000'S)
------------                          --------------    --------------    --------------   --------------       --------------
BALANCED GROWTH
CLASS X SHARES
2000(a)                               $        (0.11)   $        (0.62)   $        14.90             6.37%      $      120,911
2001                                              --             (0.44)            14.62             1.21              116,002
2002                                              --             (0.38)            12.58           (11.49)              84,846
2003                                              --             (0.33)            14.71            19.84               84,151
2004                                              --             (0.35)            15.95            10.93               75,517
2005(c)                                           --             (0.20)            16.17             2.62(1)            67,961
CLASS Y SHARES
2000(b)                                           --             (0.22)            14.88            10.55(1)             1,455
2001                                              --             (0.41)            14.59             0.86                8,463
2002                                              --             (0.34)            12.56           (11.66)              12,327
2003                                              --             (0.30)            14.68            19.51               22,898
2004                                              --             (0.31)            15.92            10.68               27,308
2005(c)                                           --             (0.18)            16.14             2.50(1)            26,408
UTILITIES
CLASS X SHARES
2000(a)                                        (1.45)            (1.85)            23.99            (1.91)             196,489
2001                                           (0.42)            (0.87)            17.10           (25.51)             118,964
2002                                            0.00             (0.48)            13.16           (20.37)              66,825
2003                                              --             (0.36)            15.46            20.47               63,728
2004                                              --             (0.37)            18.82            24.44               63,052
2005(c)                                           --             (0.23)            20.78            11.67(1)            63,645
CLASS Y SHARES
2000(b)                                           --             (0.18)            23.99            (7.26)(1)            5,494
2001                                           (0.42)            (0.82)            17.09           (25.69)              12,471
2002                                              --             (0.45)            13.15           (20.58)              10,749
2003                                              --             (0.32)            15.45            20.20               13,440
2004                                              --             (0.33)            18.81            24.15               15,650
2005(c)                                           --             (0.20)            20.76            11.48(1)            16,704

                                              RATIOS TO AVERAGE
                                                 NET ASSETS**
                                      ----------------------------------
FOR THE YEAR                                                    NET              PORTFOLIO
   ENDED                                                    INVESTMENT           TURNOVER
DECEMBER 31                              EXPENSES          INCOME (LOSS)           RATE
------------                          --------------      --------------     ---------------
BALANCED GROWTH
CLASS X SHARES
2000(a)                                         0.64%               3.29%                 39%
2001                                            0.64                2.95                  71
2002                                            0.66                2.58                 161
2003                                            0.68                2.01                 124
2004                                            0.69                2.04                  62
2005(c)                                         0.69(2)             2.38(2)               34(1)
CLASS Y SHARES
2000(b)                                         0.86(2)             2.90(2)               39
2001                                            0.89                2.70                  71
2002                                            0.91                2.33                 161
2003                                            0.93                1.76                 124
2004                                            0.94                1.79                  62
2005(c)                                         0.94(2)             2.13(2)               34(1)
UTILITIES
CLASS X SHARES
2000(a)                                         0.69                1.43                  32
2001                                            0.69                2.15                  49
2002                                            0.70                3.22                  77
2003                                            0.71                2.51                  91
2004                                            0.71                2.19                  29
2005(c)                                         0.71(2)             2.29(2)               15(1)
CLASS Y SHARES
2000(b)                                         0.95(2)             1.40(2)               32
2001                                            0.94                1.90                  49
2002                                            0.95                2.97                  77
2003                                            0.96                2.26                  91
2004                                            0.96                1.94                  29
2005(c)                                         0.96(2)             2.04(2)               15(1)

                                       157
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
                                        NET ASSET
FOR THE YEAR                              VALUE             NET          NET REALIZED       TOTAL FROM        DIVIDENDS
   ENDED                                BEGINNING        INVESTMENT     AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                             OF PERIOD      INCOME (LOSS)*     GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                          --------------   --------------   --------------    --------------    --------------
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                               $        19.92   $         0.33   $         0.05    $         0.38    $        (0.37)
2001                                           15.85             0.27            (1.13)            (0.86)            (0.28)
2002                                           14.71             0.26            (2.88)            (2.62)            (0.26)
2003                                           11.83             0.24             3.00              3.24             (0.24)
2004                                           14.83             0.23             0.99              1.22             (0.24)
2005(c)                                        15.81             0.10            (0.30)            (0.20)            (0.11)
CLASS Y SHARES
2000(b)                                        14.14             0.10             1.73              1.83             (0.13)
2001                                           15.84             0.23            (1.13)            (0.90)            (0.25)
2002                                           14.69             0.23            (2.88)            (2.65)            (0.23)
2003                                           11.81             0.20             3.01              3.21             (0.21)
2004                                           14.81             0.20             0.98              1.18             (0.20)
2005(c)                                        15.79             0.08            (0.30)            (0.22)            (0.09)
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                                        20.54             0.26             1.95              2.21             (0.09)
2001                                           20.75             0.22            (0.56)            (0.34)            (0.19)
2002                                           19.12             0.19            (3.22)            (3.03)            (0.21)
2003                                           15.88             0.19             5.59              5.78             (0.21)
2004                                           21.13             0.23             3.27              3.50             (0.18)
2005(c)                                        24.45             0.15            (0.05)             0.10             (0.23)
CLASS Y SHARES
2000(b)                                        18.74             0.09             1.89              1.98                --
2001                                           20.72             0.16            (0.55)            (0.39)            (0.18)
2002                                           19.05             0.16            (3.22)            (3.06)            (0.20)
2003                                           15.79             0.15             5.56              5.71             (0.19)
2004                                           20.99             0.18             3.23              3.41             (0.15)
2005(c)                                        24.25             0.12            (0.05)             0.07             (0.19)

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                                       158

                                                            TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                           DISTRIBUTIONS      DIVIDENDS           VALUE                                 END OF
   ENDED                                    TO               AND             END OF             TOTAL               PERIOD
DECEMBER 31                            SHAREHOLDERS     DISTRIBUTIONS        PERIOD            RETURN+             (000'S)
------------                          --------------    --------------    --------------   --------------       --------------
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                               $        (4.08)   $        (4.45)   $        15.85             5.36%      $      619,469
2001                                              --             (0.28)            14.71            (5.45)             527,738
2002                                              --             (0.26)            11.83           (17.92)             341,673
2003                                              --             (0.24)            14.83            27.73              356,056
2004                                              --             (0.24)            15.81             8.29              307,093
2005(c)                                           --             (0.11)            15.50            (1.29)(1)          266,832
CLASS Y SHARES
2000(b)                                           --             (0.13)            15.84            13.02(1)             2,780
2001                                              --             (0.25)            14.69            (5.71)              22,602
2002                                              --             (0.23)            11.81           (18.15)              29,318
2003                                              --             (0.21)            14.81            27.48               51,527
2004                                              --             (0.20)            15.79             8.03               59,314
2005(c)                                           --             (0.09)            15.48            (1.42)(1)           55,169
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                                        (1.91)            (2.00)            20.75            11.98              186,887
2001                                           (1.10)            (1.29)            19.12            (1.83)             181,881
2002                                              --             (0.21)            15.88           (15.97)             121,065
2003                                           (0.32)            (0.53)            21.13            37.14              143,019
2004                                              --             (0.18)            24.45            16.65              142,320
2005(c)                                        (0.37)            (0.60)            23.95             0.43(1)           128,060
CLASS Y SHARES
2000(b)                                           --                --             20.72            10.57(1)               890
2001                                           (1.10)            (1.28)            19.05            (2.04)              10,985
2002                                              --             (0.20)            15.79           (16.21)              18,843
2003                                           (0.32)            (0.51)            20.99            36.87               47,554
2004                                              --             (0.15)            24.25            16.33               80,900
2005(c)                                        (0.37)            (0.56)            23.76             0.31(1)            89,875

                                              RATIOS TO AVERAGE
                                                 NET ASSETS**
                                      ----------------------------------
FOR THE YEAR                                                    NET              PORTFOLIO
   ENDED                                                    INVESTMENT           TURNOVER
DECEMBER 31                              EXPENSES          INCOME (LOSS)           RATE
------------                          --------------      --------------     ---------------
DIVIDEND GROWTH
CLASS X SHARES
2000(a)                                         0.63%               2.01%                 41%
2001                                            0.62                1.79                  22
2002                                            0.64                1.89                  22
2003                                            0.66                1.85                  42
2004                                            0.65                1.54                  44
2005(c)                                         0.62(2)             1.33(2)               22(1)
CLASS Y SHARES
2000(b)                                         0.88(2)             1.45(2)               41
2001                                            0.87                1.54                  22
2002                                            0.89                1.64                  22
2003                                            0.91                1.60                  42
2004                                            0.90                1.29                  44
2005(c)                                         0.87(2)             1.08(2)               22(1)
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2000(a)                                         0.54                1.31                   8
2001                                            0.54                1.12                   6
2002                                            0.54                1.09                   8
2003                                            0.55                1.11                  24
2004                                            0.50                1.07                  20
2005(c)                                         0.26(2)             1.27(2)                9(1)
CLASS Y SHARES
2000(b)                                         0.78(2)             1.02(2)                8
2001                                            0.79                0.87                   6
2002                                            0.79                0.84                   8
2003                                            0.80                0.86                  24
2004                                            0.75                0.82                  20
2005(c)                                         0.51(2)             1.02(2)                9(1)

                                        NET ASSET
FOR THE YEAR                              VALUE             NET           NET REALIZED       TOTAL FROM        DIVIDENDS
   ENDED                                BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
DECEMBER 31                             OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------                          --------------   --------------    --------------    --------------    --------------
GROWTH
CLASS X SHARES
2000(a)                               $        23.27   $        (0.02)   $        (2.47)   $        (2.49)               --
2001                                           19.42            (0.01)            (2.90)            (2.91)               --
2002                                           15.48             0.01             (4.32)            (4.31)               --
2003                                           11.17             0.03              2.97              3.00    $        (0.01)
2004                                           14.16             0.05              1.03              1.08             (0.03)
2005(c)                                        15.21             0.00              0.01              0.01             (0.06)
CLASS Y SHARES
2000(b)                                        23.90            (0.03)            (4.47)            (4.50)               --
2001                                           19.40            (0.05)            (2.90)            (2.95)               --
2002                                           15.42            (0.02)            (4.30)            (4.32)               --
2003                                           11.10            (0.01)             2.96              2.95                --
2004                                           14.05             0.03              1.01              1.04             (0.01)
2005(c)                                        15.08            (0.02)             0.01             (0.01)            (0.04)
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                                        32.60             0.05             (1.39)            (1.34)               --
2001                                           28.57             0.09             (7.97)            (7.88)            (0.05)
2002                                           14.99             0.04             (3.26)            (3.22)            (0.09)
2003                                           11.68             0.04              2.36              2.40             (0.05)
2004                                           14.03             0.08              1.08              1.16             (0.05)
2005(c)                                        15.14             0.01             (0.21)            (0.20)            (0.11)
CLASS Y SHARES
2000(b)                                        29.89             0.05             (1.39)            (1.34)               --
2001                                           28.55             0.03             (7.95)            (7.92)            (0.05)
2002                                           14.93             0.01             (3.25)            (3.24)            (0.06)
2003                                           11.63             0.01              2.34              2.35             (0.02)
2004                                           13.96             0.05              1.06              1.11             (0.02)
2005(c)                                        15.05             0.00             (0.21)            (0.21)            (0.07)

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                                       160

                                                            TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                           DISTRIBUTIONS      DIVIDENDS           VALUE                                 END OF
   ENDED                                    TO               AND             END OF             TOTAL               PERIOD
DECEMBER 31                            SHAREHOLDERS     DISTRIBUTIONS        PERIOD            RETURN+             (000'S)
------------                          --------------    --------------    --------------   --------------       --------------
GROWTH
CLASS X SHARES
2000(a)                               $        (1.36)   $        (1.36)   $        19.42           (11.68)%     $      132,909
2001                                           (1.03)            (1.03)            15.48           (15.23)              80,096
2002                                              --                --             11.17           (27.84)              39,834
2003                                              --             (0.01)            14.16            26.90               40,356
2004                                              --             (0.03)            15.21             7.64               34,038
2005(c)                                           --             (0.06)            15.16             0.05(1)            30,378
CLASS Y SHARES
2000(b)                                           --                --             19.40           (18.83)(1)            2,536
2001                                           (1.03)            (1.03)            15.42           (15.46)               4,383
2002                                              --                --             11.10           (28.02)               3,520
2003                                              --                --             14.05            26.58                6,850
2004                                              --             (0.01)            15.08             7.38               10,934
2005(c)                                           --             (0.04)            15.03            (0.08)(1)           15,641
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                                        (2.69)            (2.69)            28.57            (4.42)             832,971
2001                                           (5.65)            (5.70)            14.99           (29.47)             463,012
2002                                              --             (0.09)            11.68           (21.56)             274,710
2003                                              --             (0.05)            14.03            20.57              260,230
2004                                              --             (0.05)            15.14             8.29              212,736
2005(c)                                           --             (0.11)            14.83            (1.31)(1)           12,230
CLASS Y SHARES
2000(b)                                           --                --             28.55            (4.48)(1)           13,930
2001                                           (5.65)            (5.70)            14.93           (29.67)              30,768
2002                                              --             (0.06)            11.63           (21.73)              30,035
2003                                              --             (0.02)            13.96            20.25               46,126
2004                                              --             (0.02)            15.05             7.96               43,269
2005(c)                                           --             (0.07)            14.77            (1.40)(1)           38,941

                                              RATIOS TO AVERAGE
                                                 NET ASSETS**
                                      ----------------------------------
FOR THE YEAR                                                    NET               PORTFOLIO
   ENDED                                                    INVESTMENT            TURNOVER
DECEMBER 31                              EXPENSES          INCOME (LOSS)            RATE
------------                          --------------      --------------      ---------------
GROWTH
CLASS X SHARES
2000(a)                                         0.88%              (0.10)%                 68%
2001                                            0.86               (0.04)                  81
2002                                            0.91                0.08                  135
2003                                            0.93                0.21                  128
2004                                            0.93                0.37                  168
2005(c)                                         0.72(2)            (0.02)(2)               55(1)
CLASS Y SHARES
2000(b)                                         1.14(2)            (0.34)(2)               68
2001                                            1.11               (0.29)                  81
2002                                            1.16               (0.17)                 135
2003                                            1.18               (0.04)                 128
2004                                            1.18                0.12                  168
2005(c)                                         0.97(2)            (0.27)(2)               55(1)
AMERICAN OPPORTUNITIES
CLASS X SHARES
2000(a)                                         0.64                0.17                  426
2001                                            0.65                0.46                  393
2002                                            0.66                0.27                  309
2003                                            0.67                0.33                  261
2004                                            0.67                0.60                  134
2005(c)                                         0.67(2)             0.19(2)                54(1)
CLASS Y SHARES
2000(b)                                         0.88(2)             0.40(2)               426
2001                                            0.90                0.21                  393
2002                                            0.91                0.02                  309
2003                                            0.92                0.08                  261
2004                                            0.92                0.35                  134
2005(c)                                         0.92(2)            (0.06)(2)               54(1)

                                         NET ASSET
FOR THE YEAR                               VALUE            NET           NET REALIZED       TOTAL FROM          DIVIDENDS
   ENDED                                 BEGINNING       INVESTMENT      AND UNREALIZED      INVESTMENT              TO
DECEMBER 31                              OF PERIOD     INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS         SHAREHOLDERS
------------                          --------------   --------------    --------------    --------------      --------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                               $        22.66   $        (0.09)   $        (5.64)   $        (5.73)                 --
2001                                           15.38            (0.07)            (5.52)            (5.59)                 --
2002                                            9.79            (0.05)            (4.24)            (4.29)                 --
2003                                            5.50            (0.04)             2.33              2.29                  --
2004                                            7.79            (0.03)             1.79              1.76                  --
2005(c)                                         9.55            (0.02)             0.19              0.17                  --
CLASS Y SHARES
2000(b)                                        24.41            (0.05)            (8.99)            (9.04)                 --
2001                                           15.37            (0.09)            (5.53)            (5.62)                 --
2002                                            9.75            (0.07)            (4.22)            (4.29)                 --
2003                                            5.46            (0.05)             2.31              2.26                  --
2004                                            7.72            (0.05)             1.78              1.73                  --
2005(c)                                         9.45            (0.03)             0.18              0.15                  --
GLOBAL EQUITY
CLASS X SHARES
2000(a)                                        19.63             0.13             (1.19)            (1.06)     $        (0.06)
2001                                           17.26             0.04             (2.88)            (2.84)              (0.11)
2002                                           12.79             0.04             (2.26)            (2.22)              (0.01)
2003                                           10.56             0.04              3.62              3.66               (0.05)
2004                                           14.17             0.09              1.06              1.15               (0.03)
2005(c)                                        15.29             0.09             (0.17)            (0.08)              (0.11)
CLASS Y SHARES
2000(b)                                        18.85             0.00             (1.61)            (1.61)                 --
2001                                           17.24            (0.01)            (2.86)            (2.87)              (0.10)
2002                                           12.75             0.01             (2.26)            (2.25)                 --
2003                                           10.50             0.01              3.60              3.61               (0.02)
2004                                           14.09             0.06              1.05              1.11               (0.01)
2005(c)                                        15.19             0.07             (0.18)            (0.11)              (0.07)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                           TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                          DISTRIBUTIONS      DIVIDENDS          VALUE                                  END OF
   ENDED                                    TO              AND             END OF              TOTAL              PERIOD
DECEMBER 31                            SHAREHOLDERS    DISTRIBUTIONS        PERIOD             RETURN+            (000'S)
------------                          --------------   --------------    --------------    --------------      --------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                               $        (1.55)  $        (1.55)   $        15.38            (27.56)%    $      116,991
2001                                              --               --              9.79            (36.39)             55,488
2002                                              --               --              5.50            (43.82)             22,097
2003                                              --               --              7.79             41.64              25,473
2004                                              --               --              9.55             22.59              25,408
2005(c)                                           --               --              9.72              1.78(1)           22,256
CLASS Y SHARES
2000(b)                                           --               --             15.37            (36.83)(1)           4,895
2001                                              --               --              9.75            (36.56)             11,410
2002                                              --               --              5.46            (44.00)              6,537
2003                                              --               --              7.72             41.39              11,302
2004                                              --               --              9.45             22.41              13,980
2005(c)                                           --               --              9.60              1.59(1)           13,571
GLOBAL EQUITY
CLASS X SHARES
2000(a)                                        (1.25)           (1.31)            17.26             (5.93)            171,523
2001                                           (1.52)           (1.63)            12.79            (17.22)            118,747
2002                                              --            (0.01)            10.56            (17.37)             75,611
2003                                              --            (0.05)            14.17             34.71              83,607
2004                                              --            (0.03)            15.29              8.17              73,290
2005(c)                                           --            (0.11)            15.10             (0.55)(1)          64,842
CLASS Y SHARES
2000(b)                                           --               --             17.24             (8.54)(1)             883
2001                                           (1.52)           (1.62)            12.75            (17.38)              3,825
2002                                              --               --             10.50            (17.57)              3,951
2003                                              --            (0.02)            14.09             34.33               7,593
2004                                              --            (0.01)            15.19              7.89               8,399
2005(c)                                           --            (0.07)            15.01             (0.73)(1)           8,360

                                             RATIOS TO AVERAGE
                                                NET ASSETS**
                                      -------------------------------
FOR THE YEAR                                                 NET            PORTFOLIO
   ENDED                                                 INVESTMENT         TURNOVER
DECEMBER 31                              EXPENSES       INCOME (LOSS)         RATE
------------                          --------------   --------------    --------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                                         0.79%           (0.41)%              21%
2001                                            0.80            (0.63)               16
2002                                            0.90            (0.71)              103
2003                                            0.87            (0.57)              184
2004                                            0.90            (0.32)              118
2005(c)                                         0.88(2)         (0.40)(2)            62(1)
CLASS Y SHARES
2000(b)                                         1.02(2)         (0.62)(2)            21
2001                                            1.05            (0.88)               16
2002                                            1.15            (0.96)              103
2003                                            1.12            (0.82)              184
2004                                            1.15            (0.57)              118
2005(c)                                         1.13(2)         (0.65)(2)            62(1)
GLOBAL EQUITY
CLASS X SHARES
2000(a)                                         1.06             0.68                68
2001                                            1.07             0.29                89
2002                                            1.08             0.35                44
2003                                            1.08             0.35                72
2004                                            1.11             0.64                48
2005(c)                                         1.10(2)          1.19(2)             13(1)
CLASS Y SHARES
2000(b)                                         1.29(2)          0.02(2)             68
2001                                            1.32             0.04                89
2002                                            1.33             0.10                44
2003                                            1.33             0.10                72
2004                                            1.36             0.39                48
2005(c)                                         1.35(2)          0.94(2)             13(1)

                                         NET ASSET
FOR THE YEAR                               VALUE            NET           NET REALIZED       TOTAL FROM          DIVIDENDS
   ENDED                                 BEGINNING       INVESTMENT      AND UNREALIZED      INVESTMENT              TO
DECEMBER 31                              OF PERIOD     INCOME (LOSS)*      GAIN (LOSS)       OPERATIONS         SHAREHOLDERS
------------                          --------------   --------------    --------------    --------------      --------------
Developing Growth
CLASS X SHARES
2000(a)                               $        40.04   $         0.22    $        (7.89)   $        (7.67)                 --
2001                                           25.93            (0.01)            (6.25)            (6.26)     $        (0.22)
2002                                           16.01            (0.03)            (4.41)            (4.44)                 --
2003                                           11.57            (0.03)             4.82              4.79                  --
2004                                           16.36            (0.03)             3.68              3.65                  --
2005(c)                                        20.01            (0.01)             0.65              0.64                  --
CLASS Y SHARES
2000(b)                                        29.79             0.09             (3.98)            (3.89)                 --
2001                                           25.90            (0.05)            (6.25)            (6.30)              (0.21)
2002                                           15.95            (0.06)            (4.40)            (4.46)                 --
2003                                           11.49            (0.07)             4.80              4.73                  --
2004                                           16.22            (0.07)             3.64              3.57                  --
2005(c)                                        19.79            (0.04)             0.64              0.60                  --

----------
(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

(c)  FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED).

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                           TOTAL           NET ASSET                             NET ASSETS
FOR THE YEAR                          DISTRIBUTIONS      DIVIDENDS          VALUE                                  END OF
   ENDED                                    TO              AND             END OF              TOTAL              PERIOD
DECEMBER 31                            SHAREHOLDERS    DISTRIBUTIONS        PERIOD             RETURN+            (000'S)
------------                          --------------   --------------    --------------    --------------      --------------
Developing Growth
CLASS X SHARES
2000(a)                               $        (6.44)  $        (6.44)   $        25.93            (21.61)%    $      142,640
2001                                           (3.44)           (3.66)            16.01            (25.49)             85,513
2002                                              --               --             11.57            (27.73)             45,892
2003                                              --               --             16.36             41.40              53,996
2004                                              --               --             20.01             22.31              52,359
2005(c)                                           --               --             20.65              3.20(1)           47,347
CLASS Y SHARES
2000(b)                                           --               --             25.90            (13.06)(1)           1,716
2001                                           (3.44)           (3.65)            15.95            (25.67)              2,973
2002                                              --               --             11.49            (27.96)              2,602
2003                                              --               --             16.22             41.17               6,798
2004                                              --               --             19.79             21.95               8,943
2005(c)                                           --               --             20.39              3.08(1)            8,983

                                             RATIOS TO AVERAGE
                                                NET ASSETS**
                                      -------------------------------
FOR THE YEAR                                                 NET            PORTFOLIO
   ENDED                                                 INVESTMENT         TURNOVER
DECEMBER 31                              EXPENSES       INCOME (LOSS)         RATE
------------                          --------------   --------------    --------------
Developing Growth
CLASS X SHARES
2000(a)                                         0.56%            0.66%              207%
2001                                            0.59            (0.05)              196
2002                                            0.61            (0.26)              251
2003                                            0.62            (0.20)              193
2004                                            0.64            (0.19)               89
2005(c)                                         0.63(2)         (0.14)(2)            60(1)
CLASS Y SHARES
2000(b)                                         0.83(2)          0.74(2)            207
2001                                            0.84            (0.30)              196
2002                                            0.86            (0.51)              251
2003                                            0.87            (0.45)              193
2004                                            0.88            (0.43)               89
2005(c)                                         0.88(2)         (0.39)(2)            60(1)

                                    Trustees

                                  Michael Bozic
                             Charles A. Fiumefreddo
                                  Edwin J. Garn
                                 Wayne E. Hedien
                                James F. Higgins
                              Dr. Manuel H. Johnson
                                Joseph J. Kearns
                                Michael E. Nugent
                                   Fergus Reid

                                    Officers

                             Charles A. Fiumefreddo
                              CHAIRMAN OF THE BOARD

                                Mitchell M. Merin
                                    PRESIDENT

                                Ronald E. Robison
            EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                               Joseph J. McAlinden
                                 VICE PRESIDENT

                                   Barry Fink
                                 VICE PRESIDENT

                                 Amy R. Doberman
                                 VICE PRESIDENT

                                  Carsten Otto
                            CHIEF COMPLIANCE OFFICER

                                Stefanie V. Chang
                                 VICE PRESIDENT

                                Francis J. Smith
                      TREASURER AND CHIEF FINANCIAL OFFICER

                                Thomas F. Caloia
                                 VICE PRESIDENT

                                 Mary E. Mullin
                                    SECRETARY

                                 Transfer Agent

                              Morgan Stanley Trust
                     Harborside Financial Center, Plaza Two
                          Jersey City, New Jersey 07311

                  Independent Registered Public Accounting Firm

                              Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Adviser

                     Morgan Stanley Investment Advisors Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                                                    PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                HUDSON, MA 01749
                                                                  PERMIT NO. 6


                                                              RA05-00690P-Y06/05

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 23, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 23, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 23, 2005